EXHIBIT 10.12



                                                                [CONFORMED COPY]
================================================================================




               THIRD AMENDED AND RESTATED TERM LOAN AND REVOLVING
                                CREDIT AGREEMENT

                                      among

                               FOSTER WHEELER LLC,
                         FOSTER WHEELER USA CORPORATION,
                        FOSTER WHEELER POWER GROUP, INC.,
                       FOSTER WHEELER ENERGY CORPORATION,


                        THE GUARANTORS SIGNATORY HERETO,


                          THE LENDERS SIGNATORY HERETO


                                       and


                             BANK OF AMERICA, N.A.,

                  as Administrative Agent and Collateral Agent



                                   arranged by

        BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager



                           Dated as of August 2, 2002



================================================================================

                                                                          PAGE


                                TABLE OF CONTENTS

                           --------------------------

                                                                           PAGE

ARTICLE 1
               DEFINITIONS; CONSTRUCTION
SECTION 1.01.  CERTAIN DEFINITIONS..........................................2
                                                                            -
SECTION 1.02.  CONSTRUCTION................................................35
                                                                           --
SECTION 1.03.  ACCOUNTING PRINCIPLES.......................................36
                                                                           --
SECTION 1.04.  UTILIZATION OF COMMITMENTS IN FOREIGN CURRENCIES............36
                                                                           --

ARTICLE 2
           THE CREDITS
SECTION 2.01.  TERM LOAN FACILITY..........................................36
                                                                           --
SECTION 2.02.  REVOLVING CREDIT FACILITY...................................37
                                                                           --
SECTION 2.03.  SWINGLINE...................................................37
                                                                           --
SECTION 2.04.  LETTER OF CREDIT FACILITY...................................40
                                                                           --
SECTION 2.05.  MAKING OF LOANS; NOTES; LOAN ACCOUNTS.......................49
                                                                           --
SECTION 2.06.  INTEREST RATES..............................................51
                                                                           --
SECTION 2.07.  CONVERSION OR RENEWAL OF INTEREST RATE OPTIONS..............54
                                                                           --
SECTION 2.08.  INTEREST PAYMENT DATES......................................55
                                                                           --
SECTION 2.09.  FEES........................................................56
                                                                           --
SECTION 2.10.  TERMINATION AND REDUCTION OF COMMITMENTS....................57
                                                                           --
SECTION 2.11.  PREPAYMENTS GENERALLY.......................................58
                                                                           --
SECTION 2.12.  PREPAYMENTS, ETC............................................58
                                                                           --
SECTION 2.13.  PRO RATA TREATMENT..........................................60
                                                                           --
SECTION 2.14.  ADDITIONAL COMPENSATION IN CERTAIN CIRCUMSTANCES............61
                                                                           --
SECTION 2.15.  PAYMENTS GENERALLY; INTEREST ON OVERDUE AMOUNTS.............64
                                                                           --
SECTION 2.16.  TAXES.......................................................67
                                                                           --
SECTION 2.17.  FUNDING BY BRANCH, SUBSIDIARY OR AFFILIATE..................69
                                                                           --
SECTION 2.18.  APPOINTMENT OF THE COMPANY AS AGENT FOR BORROWER............70
                                                                           --
SECTION 2.19.  BORROWER WAIVER.............................................71
                                                                           --

ARTICLE 3
           REPRESENTATIONS AND WARRANTIES
SECTION 3.01.  CORPORATE STATUS............................................72
                                                                           --
SECTION 3.02.  CORPORATE POWER AND AUTHORIZATION...........................72
                                                                           --
SECTION 3.03.  EXECUTION AND BINDING EFFECT................................73
                                                                           --
SECTION 3.04.  GOVERNMENTAL APPROVALS AND FILINGS..........................73
                                                                           --
SECTION 3.05.  ABSENCE OF CONFLICTS........................................73
                                                                           --
SECTION 3.06.  FINANCIAL STATEMENTS........................................74
                                                                           --
SECTION 3.07.  ABSENCE OF UNDISCLOSED LIABILITIES..........................74
                                                                           --

                                                                          PAGE

SECTION 3.08.  ABSENCE OF MATERIAL ADVERSE CHANGES..........................75
                                                                            --
SECTION 3.09.  ACCURATE AND COMPLETE DISCLOSURE.............................75
                                                                            --
SECTION 3.10.  MARGIN REGULATIONS...........................................75
                                                                            --
SECTION 3.11.  SUBSIDIARIES.................................................75
                                                                            --
SECTION 3.12.  PARTNERSHIPS, ETC............................................76
                                                                            --
SECTION 3.13.  LITIGATION...................................................76
                                                                            --
SECTION 3.14.  ABSENCE OF EVENTS OF DEFAULT.................................76
                                                                            --
SECTION 3.15.  ABSENCE OF OTHER DEFAULTS....................................76
                                                                            --
SECTION 3.16.  INSURANCE....................................................77
                                                                            --
SECTION 3.17.  TITLE TO PROPERTY............................................77
                                                                            --
SECTION 3.18.  INTELLECTUAL PROPERTY........................................77
                                                                            --
SECTION 3.19.  TAXES........................................................78
                                                                            --
SECTION 3.20.  EMPLOYEE BENEFITS............................................78
                                                                            --
SECTION 3.21.  ENVIRONMENTAL MATTERS........................................79
                                                                            --
SECTION 3.22.  COLLATERAL...................................................80
                                                                            --

ARTICLE 4
           CONDITIONS OF LENDING
SECTION 4.01.  CONDITIONS TO EFFECTIVENESS..................................81
                                                                            --
SECTION 4.02.  CONDITIONS TO ALL LOANS AND LETTERS OF CREDIT................83
                                                                            --

ARTICLE 5
           AFFIRMATIVE COVENANTS
SECTION 5.01.  BASIC REPORTING REQUIREMENTS.................................84
                                                                            --
SECTION 5.02.  INSURANCE....................................................89
                                                                            --
SECTION 5.03.  PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND
           PRIORITY CLAIMS..................................................91
                                                                            --
SECTION 5.04.  PRESERVATION OF CORPORATE STATUS.............................91
                                                                            --
SECTION 5.05.  GOVERNMENTAL APPROVALS AND FILINGS...........................92
                                                                            --
SECTION 5.06.  MAINTENANCE OF PROPERTIES....................................92
                                                                            --
SECTION 5.07.  AVOIDANCE OF OTHER CONFLICTS.................................92
                                                                            --
SECTION 5.08.  FINANCIAL ACCOUNTING PRACTICES...............................92
                                                                            --
SECTION 5.09.  USE OF PROCEEDS..............................................93
                                                                            --
SECTION 5.10.  CONTINUATION OF OR CHANGE IN BUSINESS........................93
                                                                            --
SECTION 5.11.  CONSOLIDATED TAX RETURN......................................93
                                                                            --
SECTION 5.12.  FISCAL YEAR..................................................93
                                                                            --
SECTION 5.13.  ERISA........................................................93
                                                                            --
SECTION 5.14.  INFORMATION REGARDING COLLATERAL.............................94
                                                                            --
SECTION 5.15.  FURTHER ASSURANCES...........................................94
                                                                            --
SECTION 5.16.  SUBSIDIARIES.................................................95
                                                                            --

                                                                          PAGE
                                                                          ----

ARTICLE 6
           NEGATIVE COVENANTS
SECTION 6.01.  FINANCIAL COVENANTS...........................................96
                                                                             --
SECTION 6.02.  LIENS.........................................................98
                                                                             --
SECTION 6.03.  INDEBTEDNESS.................................................100
                                                                            ---
SECTION 6.04.  LOANS, ADVANCES AND CERTAIN INVESTMENTS; ACQUISITIONS........102
                                                                            ---
SECTION 6.05.  CHANGES IN BUSINESS..........................................103
                                                                            ---
SECTION 6.06.  AMENDMENT OF CERTAIN DOCUMENTS...............................103
                                                                            ---
SECTION 6.07.  MERGERS; ASSET SALES.........................................104
                                                                            ---
SECTION 6.08.  ERISA OBLIGATIONS............................................104
                                                                            ---
SECTION 6.09.  SIGNIFICANT FOREIGN SUBSIDIARIES.............................105
                                                                            ---
SECTION 6.10.  CERTAIN AGREEMENTS...........................................105
                                                                            ---
SECTION 6.11.  RESTRICTED PAYMENTS..........................................107
                                                                            ---
SECTION 6.12.  TRANSACTIONS WITH AFFILIATES.................................108
                                                                            ---
SECTION 6.13.  CAPITAL EXPENDITURES.........................................109
                                                                            ---
SECTION 6.14.  LIMITATION ON MODIFICATIONS OF TERMS OF CERTAIN
           INDEBTEDNESS.....................................................109
                                                                            ---
SECTION 6.15.  HEDGING AGREEMENTS...........................................109
                                                                            ---
SECTION 6.16.  BANK ACCOUNTS................................................109
                                                                            ---

ARTICLE 7
           DEFAULTS
SECTION 7.01.  EVENT OF DEFAULT.............................................110
                                                                            ---
SECTION 7.02.  CONSEQUENCES OF AN EVENT OF DEFAULT..........................113
                                                                            ---

ARTICLE 8
           THE AGENTS
SECTION 8.01.  APPOINTMENT AND AUTHORIZATION................................114
                                                                            ---
SECTION 8.02.  DELEGATION OF DUTIES.........................................115
                                                                            ---
SECTION 8.03.  LIABILITY OF AGENTS..........................................115
                                                                            ---
SECTION 8.04.  RELIANCE BY AGENTS...........................................116
                                                                            ---
SECTION 8.05.  NOTICE OF DEFAULT............................................116
                                                                            ---
SECTION 8.06.  CREDIT DECISION; DISCLOSURE OF INFORMATION BY AGENTS.........117
                                                                            ---
SECTION 8.07.  INDEMNIFICATION OF AGENTS....................................117
                                                                            ---
SECTION 8.08.  AGENTS IN THEIR INDIVIDUAL CAPACITY..........................118
                                                                            ---
SECTION 8.09.  SUCCESSOR AGENTS.............................................118
                                                                            ---
SECTION 8.10.  AGENTS MAY FILE PROOFS OF CLAIM..............................119
                                                                            ---
SECTION 8.11.  COLLATERAL AND GUARANTY MATTERS..............................120
                                                                            ---

ARTICLE 9
           GUARANTY
SECTION 9.01.  THE GUARANTY.................................................121
                                                                            ---

                                                                           PAGE

SECTION 9.02.  BANKRUPTCY...................................................121
                                                                            ---
SECTION 9.03.  NATURE OF LIABILITY..........................................121
                                                                            ---
SECTION 9.04.  INDEPENDENT OBLIGATION.......................................122
                                                                            ---
SECTION 9.05.  AUTHORIZATION................................................122
                                                                            ---
SECTION 9.06.  RELIANCE.....................................................123
                                                                            ---
SECTION 9.07.  SUBROGATION; CONTRIBUTION; SUBORDINATION.....................123
                                                                            ---
SECTION 9.08.  WAIVER.......................................................124
                                                                            ---
SECTION 9.09.  NATURE OF LIABILITY..........................................124
                                                                            ---
SECTION 9.10.  JUDGMENTS BINDING............................................125
                                                                            ---

ARTICLE 10
           MISCELLANEOUS
SECTION 10.01.  HOLIDAYS....................................................125
                                                                            ---
SECTION 10.02.  RECORDS.....................................................125
                                                                            ---
SECTION 10.03.  AMENDMENTS AND WAIVERS; RELEASE OF COLLATERAL...............126
                                                                            ---
SECTION 10.04.  NO IMPLIED WAIVER; CUMULATIVE REMEDIES......................128
                                                                            ---
SECTION 10.05.  NOTICES.....................................................129
                                                                            ---
SECTION 10.06.  EXPENSES; TAXES; INDEMNITY..................................130
                                                                            ---
SECTION 10.07.  SEVERABILITY................................................132
                                                                            ---
SECTION 10.08.  PRIOR UNDERSTANDINGS........................................132
                                                                            ---
SECTION 10.09.  DURATION; SURVIVAL..........................................132
                                                                            ---
SECTION 10.10.  COUNTERPARTS................................................133
                                                                            ---
SECTION 10.11.  LIMITATION ON PAYMENTS......................................133
                                                                            ---
SECTION 10.12.  SET-OFF.....................................................133
                                                                            ---
SECTION 10.13.  SHARING OF COLLECTIONS......................................134
                                                                            ---
SECTION 10.14.   SUCCESSORS AND ASSIGNS; PARTICIPATIONS; ASSIGNMENTS........134
                                                                            ---
SECTION 10.15.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF
           JURY TRIAL.......................................................140
                                                                            ---
SECTION 10.16.  CONFIDENTIALITY.............................................141
                                                                            ---
SECTION 10.17.  JUDGEMENT CURRENCY..........................................141
                                                                            ---
SECTION 10.18.  ENTIRE AGREEMENT; CONSTRUCTION..............................142
                                                                            ---

                                                                         PAGE

EXHIBIT A     -         Form of Note
EXHIBIT B     -         Form of Swingline Advance Note
EXHIBIT C     -         Form of Quarterly Compliance Certificate
EXHIBIT D     -         Form of Transfer Supplement
EXHIBIT E     -         Form of Subsidiary Guaranty Agreement
EXHIBIT F     -         Form of Mortgage
EXHIBIT G     -         Form of Security Agreement
EXHIBIT H     -         Form of Request for Extension of Credit
EXHIBIT I     -         Form of Standard Notice
EXHIBIT J     -         Form of Standby Letter of Credit

SCHEDULE 1.01-A       -          Existing Letters of Credit
         ----
SCHEDULE 1.01-B       -          Mortgaged Properties
         ----
SCHEDULE 1.01-C       -          Sale/Leaseback Transactions
         ----
SCHEDULE 2.01         -          Commitments
         ----
SCHEDULE 3.01         -          Corporate Status
         ----
SCHEDULE 3.02         -          Consents and Approvals
         ----
SCHEDULE 3.07(a)      -          Undisclosed Liabilities
         ----
SCHEDULE 3.07(b)      -          Indebtedness
         ----
SCHEDULE 3.11(a)      -          Subsidiaries
         ----
SCHEDULE 3.11(b)      -          Preferred Stock
         ----
SCHEDULE 3.12         -          Partnerships
         ----
SCHEDULE 3.13         -          Disclosed Litigation
         ----
SCHEDULE 3.15         -          Other Defaults
         ----
SCHEDULE 3.16         -          Insurance
         ----
SCHEDULE 3.21         -          Environmental Matters
         ----
SCHEDULE 6.02         -          Liens
         ----
SCHEDULE 6.04(a)      -          Investments in Special Purpose Subsidiaries
         ----
SCHEDULE 6.04(d)      -          Investments in Other Persons
         ----
SCHEDULE 10.05        -          Notices
         -----

               THIRD AMENDED AND RESTATED TERM LOAN AND REVOLVING
                                CREDIT AGREEMENT

           THIS THIRD AMENDED AND RESTATED TERM LOAN AND REVOLVING CREDIT AGREEMENT, dated as of August 2, 2002, by and among FOSTER WHEELER LLC, a Delaware limited liability company (the "COMPANY"), the Borrowing Subsidiaries (as hereinafter defined), the guarantors party hereto from time to time (the "GUARANTORS", as defined further below), the lenders party hereto from time to time (the "LENDERS", as defined further below), Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders hereunder, and Banc of America Securities LLC, as Lead Arranger and Book Manager.

                                    RECITALS

           WHEREAS, certain of the parties hereto are currently party to that certain Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001 (as amended, the "PREVIOUS CREDIT AGREEMENT"). The Credit Parties under the Previous Credit Agreement (the "PREVIOUS CREDIT PARTIES") have requested that the Previous Credit Agreement be amended in certain respects as described below and, for the sake of clarity and convenience, that the Previous Credit Agreement be restated as so amended. This Agreement shall become effective, and shall amend and restate the Previous Credit Agreement, on the execution of this Agreement by the Credit Parties signatory hereto, the Administrative Agent, the Collateral Agent and each of the Lenders and the satisfaction of the conditions precedent contained in Section 4.01 hereof; and from and after the Effective Date, (i) all references made to the Previous Credit Agreement and the Loan Documents or in any other instrument or document shall, without more, be deemed to refer to this Third Amended and Restated Term Loan and Revolving Credit Agreement and (ii) the Previous Credit Agreement shall be deemed amended and restated in its entirety hereby.

           WHEREAS, the Borrowers (as herein defined) have requested that the Lenders continue to extend credit to the Company as well as to each Borrowing Subsidiary, and the Lenders, upon the occurrence of the Effective Date and subject to the terms hereof, will continue to lend monies and/or make advances, extensions of credit or other financial accommodations to, on behalf of or for the benefit of the Company and each Borrowing Subsidiary pursuant hereto.

           WHEREAS, the Grantors (as defined in the Security Agreement), the Agents and the Lenders acknowledge that the Grantors have agreed to grant an equal and ratable security interest in and to the Restricted Collateral to secure the Senior Note Obligations (as defined in the Security Agreement).

           NOW, THEREFORE, in consideration of the recitals set forth above, which by this reference are incorporated into this Agreement set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and subject to the terms and conditions hereof and on the basis of the representations and warranties herein set forth, the Borrowers, the Guarantors, the Agents and the Lenders hereby agree to the following:



                                    ARTICLE 1
                            DEFINITIONS; CONSTRUCTION

           SECTION 1.01. CERTAIN DEFINITIONS. In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

           "ACCEPTABLE SUBORDINATION PROVISIONS" shall have the meaning set forth in Section 6.03(k) hereof.

           "ADMINISTRATIVE AGENT" shall mean, initially, Bank of America, in its capacity as Administrative Agent for the Lenders hereunder, and any successor Administrative Agent appointed in accordance with Section 8.09 hereof.

           "ADMINISTRATIVE QUESTIONNAIRE" shall mean an Administrative Questionnaire in a form supplied by the Administrative Agent.

           "AFFECTED LENDER" shall have the meaning set forth in Section 2.06(E) hereof.

           "AFFILIATE" of a Person (the "SPECIFIED PERSON") shall mean (a) any Person which directly or indirectly controls, or is controlled by, or is under common control with, the Specified Person, and (b) any director or officer (or, in the case of a Person which is not a corporation, any individual having analogous powers) of the Specified Person or of a Person who is an Affiliate of the Specified Person within the meaning of the preceding clause (a). For purposes of the preceding sentence, "CONTROL" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

           "AGENT-RELATED PERSONS" shall mean the Agents, together with their Affiliates (including, in the case of Bank of America in its capacity as the

Administrative Agent and the Collateral Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

           "AGENTS" shall mean, collectively, the Administrative Agent and the Collateral Agent, and "AGENT" shall mean either of the foregoing.

           "APPLICABLE MARGIN" shall mean a rate per annum equal to (i) 3.50% in the case of the Euro-Rate Portion of the Loans and (ii) 2.50% in the case of the Base Rate Portion of the Loans; PROVIDED that the Applicable Margin on any date with respect to Loans of any Type and any Class shall be the sum of the percentage determined in accordance with clause (i) or clause (ii) above, as applicable, plus 2.00%, if on such date (x) an Event of Default exists and (y) except in the case of an Event of Default under Section 7.01(a), 7.01(b), 7.01(L) or 7.01(M), the Administrative Agent shall have notified the Borrowers in writing at the request of the Required Lenders that this PROVISO shall be applicable.

           "ASSET SALE" shall mean any sale, lease or other disposition (including any such transaction effected by way of merger or consolidation) by the Company or any Subsidiary of any asset, including, without limitation, any Sale/Leaseback Transaction, whether or not involving a capital lease, but excluding (a) dispositions of inventory, equipment or materials in the ordinary course of business, (b) dispositions of Temporary Cash Investments and cash payments otherwise permitted under this Agreement, (c) dispositions pursuant to a Securitization Transaction, (d) dispositions to any Credit Party or any Wholly-Owned Subsidiary thereof, (e) the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (f) licenses or sublicenses of intellectual property and other know-how in the ordinary course of business and (g) subleases of real property in the ordinary course of business. To the extent that, in connection with a reduction in the proportionate interest of the Company or any Subsidiary in a joint venture, the Company or a Subsidiary receives Net Cash Proceeds (determined as if such transaction were an Asset Sale), then such transaction shall be treated as an Asset Sale to the extent of such Net Cash Proceeds.

           "ATTORNEY COSTS" shall mean and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel and, without duplication, the reasonable allocated cost of internal legal services and all reasonable expenses and disbursements of internal counsel.

           "BANK OF AMERICA" shall mean Bank of America, N.A., a national banking association.

           "BASE RATE" shall have the meaning set forth in Section 2.06(a)(i) hereof.

           "BASE RATE OPTION" shall have the meaning set forth in Section 2.06(a)(i) hereof.

           "BASE RATE PORTION" of any Loan or Loans shall mean at any time the portion, including the whole, of such Loan or Loans bearing interest at such time (i) under the Base Rate Option or (ii) in accordance with Section 2.15 hereof. If no Loan or Loans is specified, "BASE RATE PORTION" shall refer to the Base Rate Portion of all Loans outstanding at such time.

           "BENEFIT PLAN" shall mean any plan, agreement, arrangement or commitment which is an employment or consulting agreement, executive compensation plan, bonus plan, deferred compensation agreement, employee pension, profit-sharing, savings or retirement plan, employee stock option or stock purchase plan, retiree medical or life, group life, health, or accident insurance or other benefit plan, agreement, arrangement or commitment, including, without limitation, severance, or other bonus practice (including, without limitation, employee benefit plans, as defined in section 3(3) of ERISA), with respect to which the Company, any Borrowing Subsidiary, any of the Company's other Significant Subsidiaries, or a member of their respective Controlled Group, at any relevant time have some liability or obligation to contribute or pay benefits and which relates to current or former employees of the Company, any Borrowing Subsidiary, any other Significant Subsidiary or any member of their respective Controlled Group.

           "BORROWERS" shall mean any one or more of the Company and any Borrowing Subsidiary, and individually, the Borrowers are referred to as a "BORROWER".

           "BORROWING SUBSIDIARY" shall mean Foster Wheeler USA Corporation, a Delaware corporation, Foster Wheeler Power Group, Inc., a Delaware corporation, and Foster Wheeler Energy Corporation, a Delaware corporation, in each case for so long as such Persons are Subsidiaries of the Company.

           "BUDGET" shall mean the budget of the Company for the fiscal years 2002- 2005 provided to the Lenders on May 9, 2002.

           "BUSINESS ACQUISITION" shall mean (i) an Investment by the Company or any of its Subsidiaries in any other Person (including an Investment by way of acquisition of securities of any other Person) not theretofore a Subsidiary pursuant to which such Person shall become a Subsidiary or shall be merged into or consolidated with the Company or any of its Subsidiaries or (ii) an acquisition by the Company or any of its Subsidiaries of the property and assets of any Person (other than the Company or any of its Subsidiaries) that constitute substantially all the assets of such Person or any division or other business unit of such Person; PROVIDED that the formation of any new Subsidiary shall not in and of itself constitute a Business Acquisition.

           "BUSINESS DAY" shall mean (a) with respect to selection of the Euro-Rate Option, prepayment of any Euro-Rate Portion of any Loans or determining the first or last day of any Euro-Rate Funding Period, a day for dealings in deposits in Dollars by and among banks in the London interbank market and on which commercial banks are open for domestic and international business in New York, New York and (b) with respect to selection of the Base Rate Option, prepayment of any part of the Base Rate Portion of any Loans, and in every other context, any day other than a Saturday, Sunday or other day on which banking institutions are authorized or obligated to close in New York, New York.

           "CAPITAL EXPENDITURES" shall have the meaning set forth in Section 6.13.

           "CAPITALIZED LEASE" shall mean at any time any lease which is, or is required under GAAP to be, capitalized on the balance sheet of the lessee at such time, and "CAPITALIZED LEASE OBLIGATION" of any Person at any time shall mean the aggregate amount which is, or is required under GAAP to be, reported as a liability on the balance sheet of such Person at such time as lessee under a Capitalized Lease.

           "CASH COLLATERALIZE" shall mean to pledge and deposit with or deliver to the Collateral Agent, for the benefit of the Agents, the LC Issuer and the Letter of Credit Lenders, as collateral for the applicable Letter of Credit Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent and the LC Issuer. Derivatives of such term shall have corresponding meaning. Each Credit Party hereby grants the Collateral Agent, for the benefit of the Agents, the LC Issuer and the Letter of Credit Lenders, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked interest bearing (to the extent available) deposit accounts at Bank of America.

           "CHANGE OF CONTROL" shall mean (a) any Person or group of Persons (as used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations thereunder) shall have become the beneficial owner (as defined in Rules 13d-3 and l3d-5 promulgated by the Securities and Exchange Commission (the "SEC") under the Exchange Act) of 35% or more of the outstanding Voting Stock of Parent, (b) Parent shall have ceased to own, directly or indirectly, 100% of the Voting Stock of the Company or

(c) a change in the board of directors of the Company shall have occurred which results in a majority of directors not being Continuing Directors.

           "CLASS", when used in respect of any Loan, Borrowing or Commitment, shall refer to whether such Loan, or the Loans comprising such Borrowing, or the Loans to be made pursuant to such Commitment, are Revolving Credit Loans , Term Loans or Swingline Advances. The Letter of Credit Commitments also constitute a Class of Commitments.

           "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

           "COLLATERAL" shall mean any and all "Collateral", as defined in any applicable Collateral Document.

           "COLLATERAL AGENT" shall mean Bank of America, in its capacity as collateral agent under the Collateral Documents, and its successors in such capacity.

           "COLLATERAL AND GUARANTEE REQUIREMENT" shall mean the requirement that:

            (a) the Collateral Agent shall have received from each Credit Party a counterpart of the Security Agreement duly executed and delivered on behalf of such Credit Party;

            (b) the Collateral Agent shall have "control" (within the meaning of Section 8-106 of the Uniform Commercial Code) of all outstanding Equity Interests of each Subsidiary (other than an Immaterial Subsidiary) owned directly by any Credit Party; PROVIDED that the Credit Parties shall not be required to pledge (i) more than 66% of the outstanding voting Equity Interests of any Foreign Subsidiary, (ii) any of the Equity Interests of any Subsidiary owned by any Foreign Subsidiary, (iii) the Equity Interests of any Special Purpose Subsidiary, if and to the extent that either such Equity Interests have been pledged (or will be required to be pledged) to secure the obligations of such Special Purpose Subsidiary (other than a Special Purpose Subsidiary created in connection with a Securitization Transaction) or the pledge of such Equity Interests would constitute a default, violation or "change of control" or similar event under any agreement or law binding on such Special Purpose Subsidiary or the Credit Party that is the owner of such Equity Interests, or
(iv) the Equity Interests in any other Subsidiary which is not a Wholly-Owned Domestic Subsidiary if and to the extent that the pledge of such Equity Interests is not permitted by applicable law or by the organizational documents or joint venture arrangements of such Subsidiary and, if so requested by the Administrative Agent upon instruction of the Required Lenders, the Company is unable through the exercise of commercially reasonable efforts to obtain any waiver or consent necessary to permit such pledge;

            (c) each Wholly-Owned Domestic Subsidiary (other than (i) the Credit Parties listed on the signature pages hereof, (ii) Immaterial Subsidiaries and
(iii) the Special Purpose Subsidiaries) shall have executed and delivered a Subsidiary Guaranty Agreement;

            (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Collateral Documents and perfect such Liens to the extent required by, and with the priority required by, the Loan Documents, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording;

            (e) the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property and (ii) such title reports and title insurance, legal opinions and other documents as the Collateral Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property; and

            (f) each Credit Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Collateral Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

           "COLLATERAL DOCUMENTS" shall mean the Mortgages, the Security Agreement, and any additional security or control documentation delivered or required to be delivered pursuant to the Loan Documents to secure the Obligations or the "Secured Obligations" as defined in any such Loan Document.

           "COMMITMENT" shall mean a Letter of Credit Commitment, a Revolving Credit Commitment, a Swingline Advance Commitment or a Term Commitment. The amount of each Lender's Commitment of each Class as of the Effective Date is set forth on Schedule 2.01, or thereafter in the Transfer Supplement pursuant to which such Lender shall have assumed its Commitment, as applicable.

           "COMPANY" shall have the meaning set forth in the initial paragraph hereto.

           "CONSOLIDATED ADJUSTED EBITDA" for any period, with respect to Parent and its consolidated Subsidiaries, shall mean the sum of (a) Consolidated Net Income for such period and (b) to the extent deducted in determining Consolidated Net Income, (i) Consolidated Adjusted Interest Expense for such period, (ii) charges against income for foreign, federal, state and local income taxes for such period and (iii) the amount of all expenses for depreciation and amortization for such period, all as determined on a consolidated basis in accordance with GAAP; PROVIDED that, if an Asset Sale occurs during such period, "CONSOLIDATED ADJUSTED EBITDA" shall be determined after giving pro forma effect thereto as if such Asset Sale had occurred at the beginning of such period.

           "CONSOLIDATED ADJUSTED INTEREST EXPENSE" for any period shall mean the sum, without duplication, of (a) the total interest expense of Parent and its consolidated Subsidiaries, (b) the portion of rental expense in respect of Financing Leases representative of an interest factor and (c) any dividend paid or accrued on the Trust Preferred, in each case for such period and determined on a consolidated basis in accordance with GAAP.

           "CONSOLIDATED NET INCOME" for any period shall mean the net earnings (or loss) after taxes of Parent and its consolidated Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP; PROVIDED that "CONSOLIDATED NET INCOME" shall not include, without duplication, (i) any gains or losses (A) from Asset Sales or other Prepayment Events, (B) that are
(x) extraordinary or (y) non-cash and nonrecurring or unusual or (C) that are associated with claims settlements, (ii) any additions to reserves for asbestos liabilities which are not offset by a corresponding increase in insurance recoveries and which are not a cash item during the period for which Consolidated Net Income is to be determined (PROVIDED that Consolidated Net Income shall include any cash expenses in respect of asbestos liabilities during the period for which Consolidated Net Income is to be determined which are (x) charged against a reserve referred to in this clause (ii) which was established in a prior period (but only to the extent such reserves were taken from and after the first day of the Company's fiscal quarter beginning closest to April 1, 2002) and (y) not otherwise deducted in the determination of such Consolidated Net Income), (iii) any income recorded as a result of commuting insurance policies that relate to asbestos exposure and (iv) non-cash charges relating to writedowns of assets to market value and writedowns of claims.

           "CONTINUING DIRECTORs" shall mean members of the board of directors of the Company who (a) were directors on January 1, 2002 or (b) have been directors for at least two years, or (c) were nominated or elected with the affirmative vote of the greater of (x) a majority of the Continuing Directors on the board or (y) three Continuing Directors.

           "CONTROLLED GROUP" shall mean with respect to any Person, all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Person, are treated as a single employer under Section 414(b), 414(c), 414(m) or 414(o) of the Code or Section 4001(a)(2) of ERISA.

           "CONVERTIBLE SUBORDINATED NOTES" shall mean Parent's 6.50% Subordinated Convertible Notes due 2007 issued pursuant to the Indenture dated as of May 31, 2001 among Parent, the Company and BNY Midwest Trust Company.

           "CORRESPONDING SOURCE OF FUNDS" shall mean in the case of any Funding Segment of the Euro-Rate Portion, the proceeds of hypothetical receipts by a Notional Euro-Rate Funding Office or by a Lender through a Notional Euro-Rate Funding Office of one or more Dollar deposits in the interbank eurodollar market at the beginning of the Euro-Rate Funding Period corresponding to such Funding Segment having maturities approximately equal to such Euro-Rate Funding Period and in an aggregate amount approximately equal to such Lender's Pro Rata share of such Funding Segment.

           "CREDIT EXPOSURE" shall mean, with respect to any Lender at any time, the sum of (i) such Lender's Revolving Credit Commitment at such time or, if the Revolving Credit Commitments shall have been terminated, such Lender's Revolving Credit Outstandings at such time PLUS (ii) the aggregate outstanding principal amount of such Lender's Term Loans at such time PLUS (iii) such Lender's Letter of Credit Commitment at such time or, if the Letter of Credit Commitments shall have terminated, such Lender's Letter of Credit Percentage of the Letter of Obligations at such time.

           "CREDIT PARTIES" shall mean, collectively, the Borrowers and the Guarantors, and "CREDIT PARTY" shall mean any of the foregoing.

           "CREDITORS" shall mean the Lenders, the LC Issuer, the Swingline Lender and the Agents.

           "DEBT INCURRENCE" shall mean any incurrence of Indebtedness after May 9, 2002 by the Company or any Subsidiary that results in Net Cash Proceeds, other than the incurrence of (i) an aggregate amount of up to $50,000,000 of Indebtedness from a Securitization Transaction outstanding at any time, (ii)

$32,829,119 of Indebtedness under the Perryville Lease Facilities and (iii) any other Indebtedness permitted by Section 6.03 (except subsections (f), (g) and
(k) thereof).

           "DEBT INSTRUMENT" shall have the meaning set forth in Section 7.01(F) hereof.

           "DEBTOR RELIEF LAWS" shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

           "DEFAULTING LENDER" shall mean any Lender that has not complied with any of its obligations hereunder.

           "DOLLAR," "DOLLARS" and the symbol "$" shall mean lawful money of the United States of America.

           "DOLLAR EQUIVALENT" shall mean, as of the date of determination, (a) the amount denominated in Dollars, and (b) as to any amount denominated in another currency, the equivalent amount in Dollars as determined by the Administrative Agent on the basis of the Spot Rate for the purchase of Dollars with such currency; PROVIDED that, with respect to Letter of Credit Obligations in Offshore Currencies that are valued as of the last Business Day of each month, the equivalent amount in Dollars shall be determined by the LC Issuer instead of the Administrative Agent.

           "DOMESTIC SUBSIDIARY" shall mean any Subsidiary which is not a Foreign Subsidiary.

           "E&Y" shall mean Ernst & Young Corporate Finance LLC, in its capacity as special advisor to Davis Polk & Wardwell, special counsel to the Agents.

           "EFFECTIVE DATE" shall have the meaning given to that term in Section
4.01 hereof.

           "ELIGIBLE ASSIGNEE" shall mean (a) any Lender; (b) an Affiliate of a Lender or any fund that invests in bank loans and is managed by an investment advisor to a Lender; and (c) any other Person approved by the Administrative Agent and the Company (such approval not to be unreasonably withheld or delayed); PROVIDED that (i) the Company's consent is not required upon the occurrence and during the continuance of an Event of Default and (ii) approval by the Company shall be deemed given if no objection is received by the Administrative Agent from the Company within ten Business Days after written notice of such proposed assignment has been received by the Company. Notwithstanding the foregoing, neither the Company nor any of its Affiliates shall be an "ELIGIBLE ASSIGNEE".

           "ENVIRONMENTAL CLAIM" shall mean, with respect to any Person, any action, suit, proceeding, investigation, notice, claim, complaint, demand, request for information or other communication (written or oral) by any other Person (including, without limitation, any Governmental Authority, citizens' group or present or former employee of such Person) alleging, asserting or claiming any actual or potential (a) violation of any Requirements of Law, (b) liability under any Requirements of Law or (c) liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, fines or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Hazardous Materials at any location, whether or not owned by such Person.

           "ENVIRONMENTAL LIABILITY" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Credit Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment of (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

           "ENVIRONMENTAL MATTERS" shall mean any matter arising out of, relating to, or resulting from any emissions, discharges, releases or threatened releases of Hazardous Materials into the air, surface water, groundwater, or soil, or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

           "ENVIRONMENTAL PERMITS" shall mean all permits, licenses, authorizations, registrations and other governmental consents required by applicable Requirements of Law for the use, storage, treatment, transportation, release, emission and disposal of raw materials, by-products, wastes and other substances used or produced by or otherwise relating to the operations of the Company and any Significant Subsidiary of the Company.

           "EQUITY INTERESTS" shall mean (a) any shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a person or (b) any warrants, options or other rights to acquire such shares or interests.

           "EQUITY ISSUANCE" shall mean any issuance of equity securities (including any preferred equity securities) by Parent or any Subsidiary of Parent, other than (i) equity securities issued to Parent or any Subsidiary of Parent, (ii) equity securities issued pursuant to employee benefit and/or dividend reinvestment plans in the ordinary course of business, (iii) other equity issuances to employees, officers, directors or consultants of Parent or any Subsidiary of Parent in the ordinary course of business and (iv) equity issuances to holders of minority interests in Subsidiaries of the Parent to the extent the proceeds of such equity issuance are used or are to be used for such Subsidiary's working capital and other general business purposes.

           "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

           "ERISA LIEN" shall mean a security interest or lien arising under or in connection with a Pension Plan or Title IV of ERISA or a claim asserted (including for failure to withhold) by the government which if successful would result in such a lien; PROVIDED, HOWEVER, that any claim asserted, (a) for which the Company has reasonable grounds to contest and (b) which the Company is diligently contesting in good faith through appropriate proceedings with the IRS or a court of law, shall not be deemed an ERISA Lien for so long as all of the above conditions are met.

           "EUROCURRENCY LIABILITIES" shall have the meaning set forth in the definition of Euro-Rate Reserve Percentage set forth in Section 1.01 hereof.

           "EURO-RATE" shall have the meaning set forth in Section 2.06(a)(ii) hereof.

           "EURO-RATE FUNDING PERIOD" shall have the meaning set forth in
Section 2.06(c) hereof.

           "EURO-RATE OPTION" shall have the meaning set forth in Section 2.06(a)(ii) hereof.

           "EURO-RATE PORTION" of any Loan or Loans shall mean at any time the portion, including the whole, of such Loan or Loans bearing interest at any time under the Euro-Rate Option or at a rate calculated by reference to the Euro-Rate under Section 2.15 hereof. If no Loan or Loans is specified, "Euro-Rate Portion" shall refer to the Euro-Rate Portion of all Loans outstanding at such time.

           "EURO-RATE RESERVE PERCENTAGE" shall mean for any day for any Lender for any Funding Segment or Interest Period the reserve percentage (expressed as a decimal, rounded upward to the next 1-100th of 1%) in effect on such day, as determined in good faith by such Lender (which determination shall be conclusive absent manifest error), under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement of such Lender (including any emergency, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "EUROCURRENCY LIABILITIES").

           "EVENT OF DEFAULT" shall mean any of the Events of Default described in Section 7.01 hereof.

           "EXCESS CASH FLOW" shall mean, for any fiscal year, the sum (without duplication) of:

            (a) Consolidated Net Income for such fiscal year, adjusted to include the cash impact of any gains or losses that are extraordinary, nonrecurring or unusual (other than (i) any gains or losses (A) from Asset Sales or other Prepayment Events or (B) associated with claims settlements and (ii) any income recorded as a result of commuting insurance policies that relate to asbestos exposure); PLUS

             (b) depreciation, amortization and other non-cash charges or losses deducted in determining Consolidated Net Income for such fiscal year; PLUS

             (c) the amount, if any, by which Net Working Capital decreased during such fiscal year (other than due to claims receipts); PLUS

             (d) claims receipts to the extent not otherwise included in Excess Cash Flow; MINUS

             (e) the sum of (i) any non-cash gains included in determining Consolidated Net Income for such fiscal year PLUS (ii) the amount, if any, by which Net Working Capital increased during such fiscal year; MINUS

             (f) Capital Expenditures by the Company and its Subsidiaries on a consolidated basis for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring long- term Indebtedness, other than Revolving Loans, Swingline Advances or other similar loans under other lines of credit or revolving credit facilities); MINUS

             (g) the aggregate principal amount of long-term Indebtedness (including any current portion thereof) permanently repaid or prepaid by the Company and its consolidated Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans, Swingline Advances and Letters of Credit unless a corresponding portion of the Revolving Commitments or the Letter of Credit Commitments is simultaneously terminated or reduced pursuant to
Section 2.10(B), (ii) Term Loans and Senior Notes prepaid pursuant to Section 2.12(b), and (iii) permanent repayments or prepayments of long-term Indebtedness (including any current portion thereof) to the extent financed by incurring other long-term Indebtedness; MINUS

             (h) the aggregate amount of cash and cash equivalents required to be deposited as cash collateral to support obligations of the Company and its consolidated Subsidiaries during such fiscal year to the extent such cash and cash equivalents remain on deposit at the end of, or have been applied to the respective obligations during, such fiscal year; PLUS

             (i) the aggregate amount of cash and cash equivalents deposited as cash collateral to support obligations of the Company and its consolidated Subsidiaries during a prior period and released to the Company or a consolidated Subsidiary during such fiscal year to the extent there otherwise would have been Excess Cash Flow in such prior fiscal year but for the preceding clause (h); MINUS

             (j) claims and other litigation and settlement payments and reserves to the extent not otherwise deducted in determining Consolidated Net Income for such fiscal year; MINUS

             (k) cash payments made in respect of changes in other assets or liabilities in the ordinary course of business not otherwise deducted in determining Consolidated Net Income for such fiscal year; MINUS

           (l) to the extent Excess Cash Flow determined in accordance with the foregoing provisions of this definition is attributable solely to operations of Foreign Subsidiaries, any amount thereof not permitted to be repatriated to a Borrower at such time because of contractual or legal restrictions binding on a Foreign Subsidiary until such time as such amount is no longer restricted from being repatriated (at which time such amount shall become additional Excess Cash
Flow); PROVIDED that the Parent and its Subsidiaries shall have used commercially reasonable efforts to ensure that any such contractual restriction is not materially more restrictive than those in effect on the date hereof.

           "EXISTING FOREIGN SALE-LEASEBACK TRANSACTIONS" shall mean the Sale-Leaseback Transactions involving Foreign Subsidiaries listed on Schedule 3.07.

           "EXISTING ITALIAN JOINT VENTURE ENTITIES" shall mean Foster Wheeler Italiana S.p.A., MF Energy s.r.l., MF Power s.r.l. and MF Waste s.r.l.

           "EXISTING LETTERS OF CREDIT" shall mean the letters of credit listed on Schedule 1.01-A.

           "EXIT FUNDING AGREEMENT" shall mean that certain Exit Funding Agreement dated as of October 15, 1999, by and between the Company (as successor-in-interest to Foster Wheeler Corporation) and SunTrust Bank, Central Florida, National Association related to the restructuring of certain indebtedness originally incurred to finance a portion of the costs of constructing the waste-to- energy facility located in the Village of Robbins, Illinois.

           "FEDERAL FUNDS EFFECTIVE RATE" for any day shall mean the rate per annum (rounded upward to the nearest 1/100 of l%) determined by the Administrative Agent (which determination shall be conclusive) to be the rate per annum announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; PROVIDED that if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

           "FINANCIAL LETTER OF CREDIT" shall mean a Letter of Credit that is not, as determined by the LC Issuer, a Performance Letter of Credit, including a commercial letter of credit.

           "FINANCIAL LETTER OF CREDIT SUBLIMIT" shall mean $20,000,000.

           "FINANCING LEASE" shall mean (i) any lease entered into in connection with a Sale/Leaseback Transaction, (ii) any Capitalized Lease and (iii) any other lease in respect of which the lessee is treated as the owner of the leased property for purposes of the Code.

           "FOREIGN DEBT" shall mean any Indebtedness (other than Indebtedness in respect of the Existing Foreign Sale-Leaseback Transactions and refinancings, replacements or renewals thereof) of a Foreign Subsidiary.

           "FOREIGN HOLDINGS" shall mean Foreign Holdings Ltd., a Bermuda company.

           "FOREIGN SUBSIDIARY" shall mean (i) any Subsidiary created or organized under the laws of a jurisdiction outside the United States of America or (ii) (A) Foster Wheeler Continental U.S., Inc. ("FOSTER WHEELER CONTINENTAL I"), (B) a newly-created Subsidiary ("FOSTER WHEELER CONTINENTAL II") formed to hold the Equity Interests in another newly-created Subsidiary formed to hold the energy division of Foster Wheeler Iberia, S.A. or (C) any of their respective Subsidiaries that otherwise would constitute a Domestic Subsidiary, in the case of any Subsidiary described in this clause (ii), so long as (x) the Person that directly owns all of the Equity Interests in each of Foster Wheeler Continental I and Foster Wheeler Continental II is a Foreign Subsidiary (within the meaning of clause (i) of this definition) and (y) such Subsidiary is a holding company substantially all of whose assets consist of Equity Interests in a Foreign Subsidiary (within the meaning of clause (i) of this definition).

           "FUNDING PERIODS" shall have the meaning set forth in Section 2.06(c) hereof.

           "FUNDING SEGMENT" of the Euro-Rate Portion of the Syndicated Loans at any time shall mean the entire principal amount of such Portion to which at the time in question there is applicable a particular Funding Period beginning on a particular day and ending on a particular day. (By definition, each such Portion is at all times composed of an integral number of discrete Funding Segments and the sum of the principal amounts of all Funding Segments of any such Portion at any time equals the principal amount of such Portion at such time.)

           "GAAP" shall have the meaning set forth in Section 1.03 hereof.

           "GOVERNMENTAL ACTION" shall have the meaning set forth in Section
3.04 hereof.

           "GOVERNMENTAL AUTHORITY" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

           "GUARANTEE" shall mean the guarantee by any Person to pay or perform the obligations of any other Person, including any agreement, whether such agreement is on a contingency basis or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another Person to make payment of Indebtedness.

           "GUARANTEED OBLIGATIONS" shall mean the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note and Loan made under this Agreement and of the Letter of Credit Obligations, together with all the other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of each Borrower to the Agents, the LC Issuer, the Swingline Lender and the Lenders now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Loan Document to which any Borrower is a party and the due performance and compliance with all the terms, conditions and agreements contained in such Loan Documents by such Borrower.

           "GUARANTORS" shall mean Parent, Foreign Holdings, Holdcos, the Borrowers, any other Wholly-Owned Domestic Subsidiary of the Company party to a Subsidiary Guaranty Agreement on the date hereof and any other Wholly- Owned Domestic Subsidiary of the Company which becomes a Guarantor pursuant to Section
5.15 hereof. Each Borrower shall be a Guarantor with respect to the Obligations of each other Borrower.

           "GUARANTY" shall mean the Guaranty as set forth in Article 9 hereof.

           "HAZARDOUS MATERIALS" shall mean any pollutants, contaminants, hazardous or toxic substances, materials or wastes (including petroleum, petroleum by-products, PCBs, and friable asbestos) as those concepts are used in the Comprehensive Environmental Response Compensation and Liability Act (CERCLA), the Resource Conservation and Recovery Act (RCRA), the Toxic Substance Control Act (TSCA), the Clean Air Act, the Clean Water Act, and other similar federal or state statutes or regulations.

           "HEDGING AGREEMENT" shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest rate, currency exchange rate or commodity price hedging arrangement, whether or not classified as a hedge for purposes of GAAP.

           "HOLDCOS" shall mean Foster Wheeler Inc., a Delaware corporation, and Foster Wheeler International Holdings, Inc., a Delaware corporation.

           "IMMATERIAL SUBSIDIARY" shall mean (i) Tray, Inc. or (ii) any Subsidiary having consolidated assets in an amount of $500,000 or less.

           "INDEBTEDNESS" of a Person shall mean with respect to any Person, without duplication, all:

            (a) liabilities or obligations incurred in connection with borrowings (including (i) reimbursement obligations in respect of letters of credit, banker's acceptances and similar instruments which have been drawn or paid but not reimbursed within three Business Days and (ii) the sale of debt securities) of such Person which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations of such Person;

            (b) liabilities or obligations of such Person issued, incurred or assumed in respect of the purchase price of property except for trade accounts payable incurred in the ordinary course of business;

            (c) liabilities or obligations of others of any of the types specified in the preceding clauses (a) and (b) for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise;

            (d) liabilities or obligations of others of any of the types specified in the preceding clauses (a) and (b) which are secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it;

            (e) to the extent not included in the preceding clauses (a) through
(d), the aggregate drawn and undrawn amount of all financial letters of credit issued on account of such Person;

            (f)   all obligations of such Person under Financing Leases;

            (g)   all net obligations of such Person under Hedging Agreements;

            (h) all financing raised by such Person pursuant to Securitization Transactions; and

             (i) all financing raised by such Person pursuant to the Trust Preferred or any similar arrangement.

           "INDEMNIFIED LIABILITIES" has the meaning set forth in Section 10.06.

           "INDEMNIFIED PARTIES" shall mean the Agents, the LC Issuer, the Swingline Lender, the Lenders, their respective affiliates, and the directors, officers, employees, attorneys and agents of each of the foregoing.

           "INDENTURE" shall have the meaning set forth in Section 6.10 hereof.

           "INVESTMENT" by any Person in any other Person shall mean:

             (a) the acquisition by such Person of any stock, bonds, notes, debentures, option contracts, investment contracts, partnership or other ownership interests or other securities of any other Person or any other capital contribution to any other Person;

           (b) any advance, loan or extension of credit to any other Person by such Person; and

             (c) any Guarantee by such Person of any Indebtedness of any other Person.

           "IRS" shall mean the Internal Revenue Service.

           "ISSUANCE" shall mean, with respect to any Letter of Credit, the issuance, extension of the expiry of, renewal or increase in the amount of such Letter of Credit. "ISSUE," "ISSUED" and "ISSUING" have corresponding meanings.

           "LAW" shall mean any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

           "LC ISSUER" shall mean Bank of America or any other Lender replacing Bank of America as LC Issuer upon the mutual consent of the Company and the Administrative Agent, in each case not to be unreasonably withheld, and such other Lender; PROVIDED that with respect to the Existing Letters of Credit, the Letter of Credit Lender which issued the same shall be the LC Issuer with respect thereto.

           "LENDER" shall mean any of the Lenders listed on the signature pages hereof, subject to the provisions of Section 10.14 hereof pertaining to Persons becoming or ceasing to be Lenders ; PROVIDED that neither the Company nor any of its Subsidiaries or any of their respective Affiliates may be a "LENDER" hereunder.

           "LETTER OF CREDIT" shall mean a Financial Letter of Credit or a Performance Letter of Credit issued hereunder.

           "LETTER OF CREDIT AMENDMENT APPLICATION" shall mean an application form for amendment of outstanding Letters of Credit as shall at any time be in use by the LC Issuer, as the LC Issuer shall request.

           "LETTER OF CREDIT APPLICATION" shall mean an application form for issuance of Letters of Credit as shall at any time be in use by the LC Issuer, as the LC Issuer shall request.

           "LETTER OF CREDIT AVAILABILITY PERIOD" shall mean the period from and including the Effective Date to and including the fifth Business Day prior to the Letter of Credit Limit Date.

           "LETTER OF CREDIT COMMITMENT" shall mean, with respect to each Letter of Credit Lender, the commitment of such Lender to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Letter of Credit Percentage of the Letter of Credit Obligations hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.10 or 2.12 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.14.

           "LETTER OF CREDIT LENDER" shall mean a Lender having a Letter of Credit Commitment, or if the Letter of Credit Commitments shall have terminated, having Letter of Credit Obligations.

           "LETTER OF CREDIT LIMIT DATE" shall mean, subject to Rule 3.14 of the International Standby Practices, the fifth Business Day prior to the Maturity Date.

           "LETTER OF CREDIT OBLIGATIONS" shall mean the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit and (b) the aggregate amount of all unreimbursed drawings under all Letters of Credit.

           "LETTER OF CREDIT PERCENTAGE" shall mean, with respect to any Letter of Credit Lender, the percentage of the aggregate Letter of Credit Commitments represented by such Lender's Letter of Credit Commitment. If the Letter of Credit Commitments shall have been terminated or shall have expired, the Letter of Credit Percentages shall be determined based on the Letter of Credit

Commitments most recently in effect, giving effect to any subsequent assignments pursuant to Section 10.14.

           "LETTER OF CREDIT RELATED DOCUMENT" shall mean the Letters of Credit, the Letter of Credit Applications, the Letter of Credit Amendment Applications and any other document relating to any Letter of Credit, including any of the LC Issuer's standard form documents for letter of credit Issuance.

           "LIEN" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, including, without limitation, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

           "LOAN" shall mean any loan or advance by a Lender under this Agreement, whether a Revolving Credit Loan, a Term Loan or a Swingline Advance and "LOANS" shall mean all Revolving Credit Loans, Term Loans and Swingline Advances made by Lenders under this Agreement.

           "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Subsidiary Guaranty Agreements, the Collateral Documents, the Letter of Credit Related Documents and the Transfer Supplements, and all other agreements and instruments extending or renewing any indebtedness, obligation or liability arising under any of the foregoing, and any certificate or instrument delivered by any Borrower or any Guarantor in connection herewith or therewith, in each case as the same may be amended, modified or supplemented from time to time hereafter.

           "MAJOR CASUALTY PROCEEDS" shall mean (i) the aggregate insurance proceeds received in connection with one or more related events by the Company or any Subsidiary under any Property Insurance Policy or (ii) any award or other cash compensation with respect to any one or more related condemnations of property (or any transfer or disposition of property in lieu of condemnation) received by the Company or any Subsidiary if the amount of such aggregate insurance proceeds or award or other cash compensation exceeds $1,500,000.

           "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or (b) the ability of the Credit Parties, taken as a whole, to perform their obligations under any Loan Document.

           "MATURITY DATE" shall mean April 30, 2005.

           "MOODY'S" shall mean Moody's Investor's Services, Inc., or any successor thereto.

           "MORTGAGE" shall mean a mortgage or deed of trust substantially in the form of Exhibit F, with such changes therein as the Collateral Agent may approve based on advice of local counsel, executed and delivered or to be executed and delivered by a Credit Party.

           "MORTGAGED PROPERTIES" shall mean (i) the properties listed in
Schedule 1.01-B and (ii) any other properties subjected or required pursuant to
Section 5.15 to be subjected to the Lien of a Mortgage.

           "NET CASH PROCEEDS" shall mean, with respect to any Prepayment Event, an amount equal to the cash proceeds received by the Company or any Subsidiary from or in respect of such Prepayment Event (including any cash proceeds received by way of deferred payment (other than in respect of interest), but only as and when received, less:

            (a) any fees, costs and expenses reasonably incurred by such Person in respect of such Prepayment Event;

            (b) amounts required to be paid to holders of minority interests in any Subsidiary as a result of such Prepayment Event;

             (c) if such Prepayment Event is an Asset Sale or receipt of Major Casualty Proceeds, (i) any taxes (including, without limitation, income taxes, withholding taxes and repatriation taxes) actually paid or to be paid by such Person or, if such Person is a partnership or a limited liability company, any such taxes that would be payable assuming the highest corporate tax rate were applicable to such Person, as estimated by a Responsible Officer of the Company, giving effect to the overall tax position of the Company, in respect of such Prepayment Event, (ii) the amount of all Indebtedness (other than the Loans, the Letters of Credit and the Senior Notes) secured by any assets subject to such Prepayment Event and subject to mandatory prepayment as a result of such Prepayment Event and (iii) in the case of a Prepayment Event involving a Foreign Subsidiary or Special Purpose Subsidiary, any amount not permitted to be repatriated to a Borrower at such time because of contractual or legal restrictions binding on such Foreign Subsidiary or Special Purpose Subsidiary until such time as such amount is no longer restricted from being repatriated (at which time such amount shall become Net Cash Proceeds); PROVIDED that the Parent and its Subsidiaries shall have used commercially reasonable efforts to ensure that any such contractual restriction is not materially more restrictive than those in effect on the date hereof;

             (d) if such Prepayment Event is an Asset Sale, (i) the amount of any reserves established by the Company and its Subsidiaries to fund purchase price adjustments in respect of such Asset Sale and any reserves to fund contingent liabilities payable by the Company and its Subsidiaries attributable to such Asset Sale (as estimated by a Responsible Officer of the Company), including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Sale, until such time as such amounts are no longer reserved or such reserve is no longer necessary (at which time any remaining amounts will become Net Cash Proceeds), (ii) amounts required to be paid at the closing of such Asset Sale with respect to Indebtedness and other liabilities directly associated with the assets that are the subject of such Asset Sale, including, without limitation, trade payables and other accrued liabilities (to the extent not already reflected in the amount of cash proceeds received by the Company or any of its Subsidiaries from or in respect of such Prepayment Event), and (iii) in the case of an Asset Sale with respect to the Existing Italian Joint Venture Entities (or the direct or indirect Equity Interests therein), up to $10,000,000 of the proceeds thereof contemplated by the terms of such transaction to be reinvested in the Existing Italian Joint Venture Entities and their Subsidiaries and/or in joint venture arrangements entered into (or to be entered into) by such Persons; and

             (e) if such Prepayment Event is the receipt of Major Casualty Proceeds, the amount of the cash proceeds applied by the Company or a Subsidiary within 180 days of the receipt thereof to the restoration or replacement of the asset (or the reinvestment in an equivalent asset to be used in the business of the respective Person) in respect of which such Major Casualty Proceeds were received; PROVIDED that so long as the Company or a Subsidiary is at the end of such 180- day period diligently proceeding with the restoration or replacement of the asset in respect of which such Major Casualty Proceeds were received, the 180-day period shall be extended to the date that is the earlier of (A) the date on which the Company or such Subsidiary (x) completes such restoration or replacement or (y) decides not to further pursue such restoration or replacement and (B) the 540th day after receipt thereof. The Net Cash Proceeds remaining at such date shall then be applied in accordance with Section 2.12.

           "NET WORKING CAPITAL" shall mean, at any date, (a) the consolidated current assets of Parent and its consolidated Subsidiaries as of such date (excluding cash and Temporary Cash Investments) minus (b) the consolidated current liabilities of Parent and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of short-term Indebtedness and the current portion of any Indebtedness under this Agreement and any other long-term Indebtedness that would otherwise be included therein). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

           "NON-RECOURSE PROJECT DEBT" shall mean Indebtedness of any Special Purpose Subsidiary that is without recourse to, or secured by any Lien on any property or assets of, any other Person, other than (i) recourse in the nature of a guaranty of completion or performance of an obligation which does not itself constitute Indebtedness, (ii) recourse against the Company under the Exit Funding Agreement and (iii) Liens on the capital stock of such Special Purpose Subsidiary.

           "NOTE" or "NOTES" shall mean the Note(s) and the Swingline Advance Note(s) of the Borrowers executed and delivered under this Agreement, together with all extensions, renewals, refinancings or refundings of any thereof in whole or part.

           "NOTIONAL EURO-RATE FUNDING OFFICE" shall have the meaning given to that term in Section 2.17(a) hereof.

           "OBLIGATIONS" shall mean all indebtedness, obligations and liabilities of each Credit Party to any Lender or any Agent, the Swingline Lender, or the LC Issuer from time to time arising under or in connection with or related to or evidenced by or secured by this Agreement or any other Loan Document, and all extensions or renewals thereof, whether such indebtedness, obligations or liabilities are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now, existing or hereafter arising. Without limitation of the foregoing, such indebtedness, obligations and liabilities include the principal amount of Loans, Letter of Credit, Obligations, interest, fees, indemnities or expenses under or in connection with this Agreement or any other Loan Document, and all extensions and renewals thereof, whether or not such Loans were made in compliance with the terms and conditions of this Agreement or in excess of the obligation of the Lenders to lend. Obligations shall remain Obligations notwithstanding any assignment or transfer or any subsequent assignment or transfer of any of the Obligations or any interest therein.

           "OFFICE," when used in connection with the Administrative Agent, shall mean its office located at 1850 Gateway Boulevard, 5th Floor, Concord, California 94520, or at such other office or offices of the Administrative Agent or any branch, subsidiary or affiliate thereof as may be designated in writing from time to time by the Administrative Agent to the Company.

           "OFFSHORE CURRENCIES" shall mean any lawful currency constituting a eurocurrency (other than Dollars), that in the opinion of the LC Issuer is freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars.

           "OPTION" shall mean the Base Rate Option or the Euro-Rate Option, as the case may be.

           "PARENT" shall mean Foster Wheeler Ltd., a Bermuda company.

           "PARTICIPANTS" shall have the meaning set forth in Section 10.14(B) hereof.

           "PBGC" shall mean the Pension Benefit Guaranty Corporation established under Title IV of ERISA or any other governmental agency, department or instrumentality succeeding to the functions of said corporation.

           "PENSION PLAN" shall mean a single employer plan as defined in
Section 400l(a)(l5) of ERISA or an individual account plan which is subject to the funding standards of Section 302 of ERISA with respect to which the Company, any of its Significant Subsidiaries, or members of their respective Controlled Groups, at any relevant time have some liability or obligation to contribute or pay benefits and which relates to current or former employees of the Company, any of its Significant Subsidiaries or any member of their respective Controlled Groups.

           "PERFECTION CERTIFICATE" shall have the meaning set forth in the Security Agreement.

           "PERFORMANCE LETTER OF CREDIT" shall mean a Letter of Credit that, as determined by the LC Issuer, assures that a Borrower or a Subsidiary thereof will fulfill a contractual nonfinancial obligation.

           "PERMITTED CIT SALE" shall mean the sale of that certain parcel of land containing 31.030 acres situated on Peach Tree Hill Road in the Township of Livingston, County of Essex and State of New Jersey and described in Schedule A to the Agreement of Lease (the "LEASE") made on December 21, 1981 between Foster Wheeler Energy Corporation, as Lessor, and C.I.T. Financial Corporation, N.J., as Lessee, to The CIT Group, Inc. pursuant to the terms of the Lease.

           "PERMITTED LIENS" shall mean:

            (a) pledges or deposits by the Company or any of its Subsidiaries under workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of the Company or any of its Subsidiaries), or leases to which the Company or any of its Subsidiaries is a party, or deposits to secure public or statutory obligations of the Company or any of its Subsidiaries or deposits of cash or U.S. governmental bonds and other Liens arising in the ordinary course of business to secure surety, appeal, performance, bid or other similar bonds or instruments to which the Company or any of its Subsidiaries is a party, or deposits as security for contested taxes or import duties or for the payment of rent;

            (b) Liens imposed by law such as carriers', warehousemen's, materialmen's and mechanics' or other similar liens, or Liens arising out of judgments or awards against the Company or any of its Subsidiaries with respect to which the Company or any of its Subsidiaries at the time shall currently be prosecuting an appeal or proceedings for review;

            (c) Liens for taxes, assessments or governmental charges or levies not yet subject to penalties for nonpayment and Liens for taxes, assessments or governmental charges or levies the payment of which is being contested as permitted by Section 5.03 hereof;

            (d) survey exceptions, encumbrances, encroachments, protrusions, easements or reservations of, or rights of others for rights of way, highways and railroad crossings, sewers, electric lines, telephone and telegraph lines and other similar purposes, or zoning or other restrictions as to the use of real property; all of which Liens described in clause (d) hereof do not in the aggregate materially detract from the value of the properties to which they relate or materially impair their use in the operation of the business of the Company and its Subsidiaries taken as a whole;

            (e) Liens (i) in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or (ii) in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute;

            (f) Liens made in favor of any customer arising in the ordinary course of business of the Company or any Subsidiary thereof in respect of payments made by or on behalf of such customer for goods produced or services rendered to such customer;

           (g) a security interest granted to the Collateral Agent, for the benefit of the Agents, the LC Issuer and the Lenders, in Cash Collateral;

            (h)   Liens granted pursuant to the Collateral Documents; and

            (i) with respect to a Mortgaged Property, "Permitted Encumbrances" (as defined in the related Mortgage).

           "PERRYVILLE LEASE FACILITIES" shall mean the Perryville I Lease Facility and the Perryville III Lease Facility.

           "PERRYVILLE I LEASE FACILITY" shall mean a Financing Lease and any Indebtedness secured directly or indirectly by an assignment of such Financing Lease of the property located at Perryville I Corporate Park, 51 Route 173 East, Union Township, New Jersey.

           "PERRYVILLE III LEASE FACILITY" shall mean a Financing Lease and any Indebtedness secured directly or indirectly by an assignment of such Financing Lease of the property located at Perryville III Corporate Park, 51 Route 173 East, Union Township, New Jersey.

           "PERSON" shall mean an individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

           "PORTION" shall mean the Base Rate Portion or the Euro-Rate Portion, as the case may be.

           "POTENTIAL DEFAULT" shall mean any event or condition which with notice or passage of time, or any combination of the foregoing, would constitute an Event of Default.

           "PREPAYMENT EVENT" shall mean (i) any Asset Sale (other than any Asset Sale, the Net Cash Proceeds of which, when aggregated with the Net Cash Proceeds of any related Asset Sale, do not exceed $1,500,000), (ii) any Debt Incurrence, (iii) any Equity Issuance or (iv) the receipt by the Company or any Subsidiary of Major Casualty Proceeds. The description of any transaction as falling within the above definition does not affect any limitation on such transaction imposed by the terms of this Agreement.

           "PREVIOUS CREDIT AGREEMENT" shall have the meaning set forth in the Recitals hereto.

           "PREVIOUS CREDIT PARTIES" shall have the meaning set forth in the Recitals hereto.

           "PRIME RATE" as used herein, shall mean for any day the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate". (The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

           "PROJECT" shall mean any municipal solid waste project or any other project the assets of which are financed on a limited recourse basis.

           "PROPERTY INSURANCE POLICY" shall mean any insurance policy maintained by the Company or any of its Subsidiaries covering losses with respect to tangible real or personal property or improvements, but excluding coverage for losses from business interruption.

           "PRO RATA" shall have the meaning set forth in Section 2.13 hereof.

           "PURCHASING LENDER" shall have the meaning set forth in Section 10.14(c) hereof.

           "REGISTER" shall have the meaning set forth in Section 10.14(d) hereof.

           "REGULAR PAYMENT DATE" shall mean (i) in the case of Base Rate Loans, the last Business Day of each calendar month after the date hereof, (ii) in the case of fees under Section 2.09(a), the last Business Day of each March, June, September and December after the date hereof, and (iii) in the case of fees under Sections 2.09(c) and (d), no later than three (3) Business Days after the last Business Day of each March, June, September and December after the date hereof.

           "RELEVANT DATE" shall have the meaning set forth in Section 1.03(a) hereof.

           "REPORTABLE EVENT" shall mean an event described in Section 4043 of ERISA or in the regulations thereunder with respect to which the 30-day notice is not waived or an event described in Section 4043 or in the regulations thereunder with respect to which the 30-day notice has been waived and which involves a liability of $1,000,000 or more or a material plan or a receipt of a notice of withdrawal liabilities pursuant to Section 4202 of ERISA. For purposes of this definition a material plan is a plan in which benefit liabilities exceed assets on a termination basis based on PBGC assumptions by $1,000,000.

           "REQUIRED LENDERS" shall mean, at any time, Lenders having in the aggregate more than 50% of the aggregate amount of the Credit Exposures at such time (or, if such term is used with reference to a particular Class (E.G., "Required Letter of Credit Lenders"), having more than 50% of the aggregate amount of the Credit Exposures of the applicable Class); PROVIDED that any Credit Exposure held by a Defaulting Lender shall be excluded for purposes of determining such percentage.

           "REQUIREMENTS OF LAW" shall mean all applicable federal, state, and local laws, statutes, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to Environmental Matters in effect from time to time.

           "RESPONSIBLE OFFICER" of any Credit Party shall mean its Chief Executive Officer, its Chief Financial Officer, its Executive Vice President, any Senior Vice President, any Vice President, the Treasurer or one of its Assistant Treasurers.

           "RESTRICTED COLLATERAL" shall mean all Collateral which secures the Senior Notes pursuant to the terms of the Collateral Documents.

           "RESTRICTED PAYMENT" shall mean (i) any Stock Payment, (ii) any other payment in respect of the Trust Preferred, (iii) any voluntary or optional payment of principal in respect of Indebtedness (other than (A) Indebtedness under the Loan Documents, (B) Indebtedness of a Special Purpose Subsidiary (other than in connection with the Perryville Lease Facilities), (C) Indebtedness outstanding under a line of credit, revolving credit facility or similar facility which the Company reasonably anticipates at the time of such voluntary payment to be available for reborrowing, (D) any such prepayment in connection with a refinancing or replacement of such Indebtedness otherwise permitted hereunder, (E) short-term Indebtedness of a Foreign Subsidiary and (F) intercompany Indebtedness between or among the Company and its Subsidiaries or between or among such Subsidiaries) and (iv) any Investment in Parent or Foreign Holdings.

           "RETAINED AMOUNT" shall mean any portion of Excess Cash Flow and Net Cash Proceeds that is not required to be applied by the Company and its Subsidiaries to reduce or cash collateralize the Credit Exposures or the Senior Notes pursuant to Section 2.12(B).

           "REVOLVING CREDIT COMMITMENT" shall mean, with respect to each Revolving Credit Lender, the commitment of such Lender to make Revolving

Credit Loans and to acquire participations in Swingline Advances hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.10 or 2.12 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.14.

           "REVOLVING CREDIT LENDER" shall mean a Lender having a Revolving Credit Commitment, or if the Revolving Credit Commitments shall have terminated, having Revolving Credit Outstandings.

           "REVOLVING CREDIT LOAN" shall mean a Loan made pursuant to Section 2.02.

           "REVOLVING CREDIT OUTSTANDINGS" shall mean, with respect to any Revolving Credit Lender at any time, the sum of the outstanding principal amount of such Revolving Lender's Revolving Credit Loans and its Swingline Exposure at such time.

           "REVOLVING CREDIT PERIOD" shall mean the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Credit Commitments.

           "ROBBINS OBLIGATIONS" shall mean, collectively, (a) the Company's obligations under the $20,350,000 4.9% 1997 Construction (Equity) Bonds and (b) the subordinated obligations under the Exit Funding Agreement relating to the $95,000,000 7.25% 1999 Series C Term Bonds and the $18,000,000 7.0% 1999 Series
D Accretion Bonds.

           "SALE/LEASEBACK TRANSACTION" shall mean any arrangement whereby the Company or any Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease property that it intends to use for substantially the same purpose or purposes as the property sold or transferred. For purposes of calculating "Senior Debt", the "principal amount" of any obligations of any Person under any leases entered into in connection with a Sale/Leaseback Transaction shall be determined as set forth in Schedule 1.01-C.

           "S&P" shall mean Standard & Poor's Rating Services, or any successor thereto.

           "SECURITIZATION TRANSACTION" shall mean any transaction in which the Company or any Subsidiary sells or otherwise transfers or pledges accounts receivable and related assets on terms reasonably satisfactory to the Administrative Agent (a) to one or more third party purchasers or lenders or (b) to a special purpose entity that borrows against such accounts receivable or sells or pledges such accounts receivable and related assets to one or more third party purchasers or lenders.

           "SECURITY AGREEMENT" shall mean a security agreement in substantially the form of Exhibit G executed and delivered or to be executed and delivered by a Credit Party.

           "SENIOR DEBT" shall mean the total principal amount of Indebtedness of the Company and its consolidated Subsidiaries, determined on a consolidated basis, excluding (a) the Convertible Subordinated Notes, (b) the subordinated portion of the Robbins Obligations, (c) the Trust Preferred, (d) all Hedging Agreements, (e) all Indebtedness to the extent of any cash collateral deposited to secure such Indebtedness, (f) any other Subordinated Indebtedness and (g) the Existing Foreign Sale/Leaseback Transactions (and any replacements, renewals or refinancings thereof).

           "SENIOR DEBT RATIO" shall mean, at any date, the ratio of (i) Senior Debt at such date to (ii) Consolidated Adjusted EBITDA for the period of four fiscal quarters most recently ended on or prior to such date.

           "SENIOR NOTES" shall mean the senior notes issued under the Indenture.

           "SIGNIFICANT FOREIGN SUBSIDIARIES" shall have the meaning set forth in Section 6.09 hereof.

           "SIGNIFICANT SUBSIDIARY" shall mean (a) each Special Purpose Subsidiary and (b) each other Subsidiary of the Company having assets (determined on a consolidated basis with its own Subsidiaries, if any) in an amount greater than 1% of the consolidated assets of the Company and its Subsidiaries as of the end of the most recent fiscal year of the Company for which financial statements are available.

           "SPECIAL PURPOSE SUBSIDIARY" shall mean (a) a Subsidiary of the Company formed with the express and sole purpose of, and which is engaged solely in the business of, constructing or owning, leasing or operating a specific Project, and with respect to which Subsidiary, neither the Company nor any of its other Subsidiaries is obligated (except as guarantor of completion or performance) to pay any Indebtedness (including lease obligations) incurred to construct, own, lease or operate any such Project or any other Indebtedness of such Subsidiary, under the Exit Funding Agreement, so long as such companies otherwise qualify under this definition or (b) a Domestic Subsidiary formed with the express and sole purpose of, and which is engaged solely in the business of, acting as a bankruptcy-remote conduit in connection with a Securitization Transaction.

           "SPOT RATE" for a currency shall mean the rate quoted (expressed as a decimal, rounded to the fourth decimal place) to the Administrative Agent as the spot rate for the purchase of such currency with another currency through the FX Trading Office of Bank of America at approximately 11:00 a.m. (San Francisco time) on the date two Business Days prior to the date as of which the foreign exchange settlement is made.

           "STANDARD NOTICE" shall mean an irrevocable notice substantially in the form of Exhibit I provided to the Administrative Agent on a Business Day which is:

             (a) At least three Business Days in advance in the case of selection of, conversion to or renewal of the Euro-Rate Option or prepayment of any Euro-Rate Portion;

             (b) On the same Business Day in the case of selection of, conversion to or renewal of the Base Rate Option or prepayment of Base Rate Portion; and

             (c)  On the same Business Day in the case of Swingline
           Advances.

Standard Notice must be provided no later than 12:00 p.m., New York City time, on the last day permitted for such notice in the case of notices given pursuant to clause (c) above, and no later than 1:00 p.m., New York City time, on the last day permitted for such notice in the case of notices given pursuant to clauses (a) and (b) above.

           "STOCK PAYMENT" by any Person shall mean any dividend, distribution or payment of any nature (whether in cash, securities, or other property) on account of or in respect of any shares of the capital stock (or warrants, options or rights there for) of such Person, including, without limitation, any payment on account of the purchase, redemption, retirement, defeasance or acquisition of any shares of the capital stock (or warrants, options or rights there for) of such Person, in each case regardless of whether required by the terms of such capital stock (or warrants, options or rights) or any other agreement or instrument.

           "SUBORDINATED INDEBTEDNESS" shall mean the Convertible Subordinated Notes, the subordinated portion of the Robbins Obligations and Indebtedness incurred pursuant to Section 6.03(k).

           "SUBSIDIARY" of a Person at any time shall mean any corporation of which a majority (by number of shares or number of votes) of any class of outstanding capital stock normally entitled to vote for the election of one or more directors (regardless of any contingency which does or may suspend or dilute the voting rights of such class) is at such time owned directly or indirectly, beneficially or of record, by such Person or one or more Subsidiaries of such Person, and any trust of which a majority of the beneficial interest is at such time owned directly or indirectly, beneficially or of record, by such Person or one or more Subsidiaries of such Person. Unless otherwise specified, "SUBSIDIARY" shall mean a Subsidiary of the Company.

           "SUBSIDIARY GUARANTY AGREEMENT" shall mean the agreement of a Subsidiary in the form of Exhibit E whereby it acknowledges to become a party hereto as a Guarantor under Article 9 hereof.

           "SWINGLINE ADVANCE" shall have the meaning set forth in Section 2.03 hereof.

           "SWINGLINE ADVANCE COMMITMENT" shall have the meaning set forth in
Section 2.03 hereof.

           "SWINGLINE ADVANCE COMMITTED AMOUNT" shall have the meaning set forth in Section 2.03 hereof.

           "SWINGLINE ADVANCE MATURITY DATE" shall have the meaning set forth in
Section 2.03 hereof.

           "SWINGLINE ADVANCE PARTICIPATING INTEREST" shall have the meaning set forth in Section 2.03 hereof.

           "SWINGLINE EXPOSURE" shall mean, at any time, the aggregate principal amount of all Swingline Advances outstanding at such time. The Swingline Exposure of any Revolving Credit Lender at any time shall be its Pro Rata share of the total Swingline Exposure at such time.

           "SWINGLINE LENDER" shall mean Bank of America and any Lender which is appointed as a successor Administrative Agent pursuant to Section 8.09 hereof.

           "SYNDICATED LOAN" shall mean a Revolving Loan or a Term Loan.

           "TAXES" shall have the meaning set forth in Section 2.16 hereof.

           "TEMPORARY CASH INVESTMENT" shall mean any Investment in (a) securities issued or directly and fully guaranteed or insured by the United States of America government or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition, (b) marketable direct obligations issued by any State of the United States or any political subdivision of any such State or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's, (c) demand deposits, time deposits and certificates of deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year from the date of acquisition and overnight bank deposits, in each case with any bank or trust company organized or licensed under the laws of the United States of America or any State thereof having capital, surplus and undivided profits in excess of $250 million, (d) repurchase obligations with a term of not more than seven days for underlying securities of the type described in clauses (a), (b) and (c) above entered into with any financial institution meeting the qualifications specified in clause (c) above, (e) commercial paper rated at least P-1 by Moody's and A-1 by S&P at the time of acquisition thereof or, if such commercial paper is rated by only one such agency, at least such rating from such agency, (f) investments in any Dollar denominated money market fund as defined by Rule 2a-7 of the General Rules and Regulations promulgated under the Investment Company Act of 1940 and (g) in the case of a Foreign Subsidiary, substantially similar investments denominated in foreign currencies (including similarly capitalized foreign banks).

           "TERM COMMITMENT" shall mean, with respect to each Term Lender, the commitment of such Term Lender to make a Term Loan to the Borrowers on the Effective Date in the amount of such commitment as set forth on Schedule 2.01.

           "TERM LENDER" shall mean (a) on or prior to the Effective Date, each Lender having a Term Commitment and (b) after the Effective Date, each Lender having a Term Loan.

           "TERM LOAN" shall mean a Loan made pursuant to Section 2.01.

           "TOTAL REVOLVING CREDIT COMMITMENT" shall mean at any time the aggregate amount of the Revolving Credit Commitments at such time.

           "TOTAL REVOLVING CREDIT OUTSTANDINGS" shall mean at any time the sum of the aggregate Revolving Credit Outstandings of all Revolving Credit Lenders at such time.

           "TRANSFER EFFECTIVE DATE" shall have the meaning set forth in the applicable Transfer Supplement.

           "TRANSFER SUPPLEMENT" shall have the meaning set forth in Section 10.14(c) hereof.

            "TRAY INC." shall mean, collectively, Tray, Inc., a Delaware corporation, and its Subsidiaries existing on the Effective Date.

           "TRUST PREFERRED" shall mean 9% $175,000,000 Trust Preferred Securities of the Company (as successor to Foster Wheeler Corporation) issued on or about January 13, 1999, and the related junior subordinated debentures.

           "TYPE", when used in respect of any Loan or Borrowing, shall refer to the Option by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.

           "VOTING STOCK" shall mean, with respect to any corporation, the capital stock of such corporation having the power to vote for a majority of the board of directors of such corporation under ordinary circumstances.

           "WHOLLY-OWNED DOMESTIC SUBSIDIARY" shall mean any Domestic Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time owned by the Company or one or more Wholly-Owned Domestic Subsidiaries.

           SECTION 1.02. CONSTRUCTION. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole; "or" has the inclusive meaning represented by the phrase "and/or"; and "property" includes all properties and assets of any kind or nature, tangible or intangible, real, personal or mixed. References in this Agreement to "determination" (and similar terms) by any Agent or by any Lender include reasonable and good faith estimates by such Agent or by such Lender (in the case of quantitative determinations) and good faith beliefs by such Agent or by such Lender (in the case of qualitative determinations). The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement and the Table of Contents preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified.

           SECTION 1.03. ACCOUNTING PRINCIPLES. (a) As used herein, "GAAP" shall mean generally accepted accounting principles as such principles shall be in effect in the United States at the Relevant Date, subject to the provisions of this Section 1.03. As used herein, "RELEVANT DATE" shall mean the date a relevant computation or determination is to be made or the date of relevant financial statements, as the case may be.

            (b) Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters shall be made, and all financial statements to be delivered pursuant to this Agreement shall be prepared, in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; PROVIDED that, if the Company notifies the Administrative Agent that the Company requests an amendment of any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment of any provision hereof for such purpose), regardless of whether such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be applied on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

           SECTION 1.04. UTILIZATION OF COMMITMENTS IN FOREIGN CURRENCIES. The Administrative Agent will determine the Dollar Equivalent with respect to any
(i) Letter of Credit denominated in an Offshore Currency as of the Issuance Date thereof and (ii) outstanding Letter of Credit Obligations as of the last Business Day of each month; PROVIDED, HOWEVER, that (i) upon the occurrence and during the continuance of any Potential Default or Event of Default or (ii) for the purpose of calculating fees payable under this Agreement or for other purposes, such determination shall be made as often as the Administrative Agent or the Required Letter of Credit Lenders may reasonably deem necessary.



                                    ARTICLE 2
                                   THE CREDITS

           SECTION 2.01. TERM LOAN FACILITY. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Term Lender agrees, severally and not jointly, to make a single Term Loan to the Borrowers on the Effective Date in the amount of its Term Commitment. The Term Commitments are not revolving in nature, and principal amounts of Term

Loans repaid or prepaid may not be reborrowed. To the extent not due and payable earlier, the Term Loans shall be due and payable on the Maturity Date.

           SECTION 2.02. REVOLVING CREDIT FACILITY. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Revolving Credit Lender agrees, severally and not jointly, to make Revolving Credit Loans to the Borrowers from time to time during the Revolving Credit Period in amounts such that (i) the Revolving Credit Outstandings of such Revolving Lender shall at no time exceed the amount of its Revolving Credit Commitment and (ii) the Total Revolving Credit Outstandings shall at no time exceed the Total Revolving Credit Commitment. Within the foregoing limits, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans hereunder during the Revolving Period and subject to the terms, conditions and limitations set forth herein. To the extent not due and payable earlier, the Revolving Credit Loans shall be due and payable on the Maturity Date.

           SECTION 2.03. SWINGLINE. (a) SWINGLINE ADVANCES. Subject to the terms and conditions set forth in this Agreement and relying upon the representations and warranties herein set forth, the Swingline Lender agrees (such agreement being herein called the "SWINGLINE ADVANCE COMMITMENT") to make loans in Dollars (the "SWINGLINE ADVANCES") to each and any Borrower from time to time during the Revolving Credit Period. The Swingline Lender shall have no obligation to make any Swingline Advance if and to the extent that (i) the aggregate principal amount of Swingline Advances at any time outstanding would exceed the Swingline Advance Committed Amount at such time, (ii) the Total Revolving Credit Outstandings would exceed the Total Revolving Credit Commitment or (iii) the Swingline Lender shall have determined in its sole discretion to terminate or suspend the Swingline Advance Commitment and shall have so notified the Company in writing at least two Business Days prior thereto.

           The Swingline Lender's "SWINGLINE ADVANCE COMMITTED AMOUNT" shall be equal to $7,500,000. Swingline Advances may be requested by the Company (acting on behalf of the applicable Borrower) in any principal amount up to the Swingline Advance Committed Amount.

           Unless notified to the contrary by the Swingline Lender, borrowings of the Swingline Advances may be made in a minimum amount of $100,000 and multiples of $25,000 in excess thereof upon telephonic request made to the Swingline Lender not later than 12:00 p.m., New York City time, on the Business Day of the requested borrowing. Promptly after receipt of such a request for borrowing, the Swingline Lender shall obtain telephonic verification from the Administrative Agent that, giving effect to such request, availability for Swingline Advances will exist under Section 2.03(a) (and such verification shall be promptly confirmed in writing by telecopier). Unless notified to the contrary by the Swingline Lender, each repayment of a Swingline Advance shall be in an amount which is an integral multiple of $25,000. If the Company (acting on behalf of the applicable Borrower) instructs the Swingline Lender to debit its demand deposit account at the Swingline Lender in the amount of any payment with respect to a Swingline Advance, or the Swingline Lender otherwise receives repayment, after 4:00 p.m., New York City time, on a Business Day, such payment shall be deemed received on the next Business Day. The Swingline Lender shall promptly notify the Administrative Agent of the outstanding Swingline Advances each time there is a change therein.

            (b) NATURE OF CREDIT. Within the limits of time and amount set forth in this Section 2.03, and subject to the provisions of this Agreement, the Borrowers may borrow, repay and reborrow Swingline Advances hereunder.

            (c) SWINGLINE ADVANCE NOTE. To the extent requested by the Swingline Lender, the joint and several obligation of each Borrower to repay the unpaid principal amount of the Swingline Advances made to any Borrower by the Swingline Lender and to pay interest thereon shall be evidenced in part by a promissory note of the Borrowers to the Swingline Lender dated the Effective Date (the "SWINGLINE ADVANCE NOTES") in substantially the form attached hereto as Exhibit B, with the blanks appropriately filled, payable to the order of the Swingline Lender in a face amount equal to $7,500,000.

            (d) MATURITY. To the extent not due and payable earlier, each Swingline Advance shall be due and payable on the earlier of (i) the seventh day after such Swingline Advance is made to any Borrower hereunder or (ii) the Maturity Date.

            (e) INTEREST RATE. The applicable Borrower shall pay interest on the unpaid principal amount of each Swingline Advance from the date of such Advance until such principal amount is paid in full, payable on such dates, not more frequently than monthly, as may be specified by the Swingline Lender and in any event on the Maturity Date, at a fluctuating interest rate per annum equal to the rate applicable to the Base Rate Portion of the Revolving Credit Loans, as in effect from time to time. The Swingline Lender shall be responsible for invoicing the Company (as agent for the applicable Borrower) for such interest.

            (f) SWINGLINE ADVANCE PARTICIPATING INTERESTS. (i) GENERALLY. At the discretion of the Swingline Lender at any time, on one Business Day's notice to each Revolving Credit Lender, the Swingline Lender may require each Revolving Credit Lender to purchase, acquire, accept and assume from the Swingline Lender, without recourse to, or representation or warranty by, the Swingline Lender, an undivided interest, in a proportion equal to such Lender's Pro Rata share, in all of the Swingline Lender's rights and obligations in, to or under the Swingline Lender's outstanding Swingline Advances, together with accrued and unpaid interest thereon (such interest of each Lender being referred to herein as a "SWINGLINE ADVANCE PARTICIPATING INTEREST").

           On the date that any Purchasing Lender becomes a party to this Agreement in accordance with Section 10.14 hereof, Swingline Advance Participating Interests in any outstanding Swingline Advances held by the Lender from which such Purchasing Lender acquired its interest hereunder shall be proportionately reallotted between such Purchasing Lender and such transferor Lender (and, to the extent such transferor Lender is the Swingline Lender, the Purchasing Lender shall be deemed to have acquired a Swingline Advance Participating Interest from such transferor Lender to such extent).

           (ii) OBLIGATIONS ABSOLUTE. Notwithstanding any other provision hereof, each Revolving Credit Lender hereby agrees that its obligation to participate in each Swingline Advance in accordance herewith, and its obligation to make the payments specified in
           Section 2.03(f)(iii) hereof, are each absolute, irrevocable and unconditional and shall not be affected by any event, condition or circumstance whatsoever. The failure of any Lender to make any such payment shall not relieve any other Lender of its funding obligation hereunder on the date due, but no Lender shall be responsible for the failure of any other Lender to meet its funding obligations hereunder.

          (iii) PAYMENT BY LENDERS ON ACCOUNT OF SWINGLINE ADVANCES. If the Swingline Lender desires to sell Swingline Advance Participating Interests to the Revolving Credit Lenders, the Swingline Lender will promptly notify the Administrative Agent thereof (which notice may be by telephone), and the Administrative Agent shall forthwith notify each Revolving Credit Lender (which notice may be by telephone promptly confirmed in writing) thereof. No later than the Administrative Agent's close of business on the date such notice is given by the Administrative Agent (if such notice is given by the Administrative Agent before 12:00 p.m., New York City time, on such date), each such Lender will pay to the Administrative Agent, for the account of the Swingline Lender, in immediately available funds, an amount equal to such Lender's Pro Rata share of the outstanding principal amount of the Swingline Advances and accrued and unpaid interest thereon. If and to the extent that any such Lender fails to make such payment to the Swingline Lender on such date, such Lender shall pay such amount on demand, together with interest, for the Swingline Lender's own account, for each day from and including the date of the Swingline Lender's payment to and including the date of repayment to the Swingline Lender (before and after judgment) following rates per annum: (x) for each day from and including the date of such payment by the Swingline Lender to and including the second Business Day thereafter, at the Federal Funds Effective Rate for such day, and (y) for each day thereafter, at the rate applicable to the Swingline Advances for such day.

           (iv) DISTRIBUTIONS TO PARTICIPANTS. If, at any time, after the Swingline Lender has made a Swingline Advance and has received from any Revolving Credit Lender such Lender's share of such Swingline Advance, and the Swingline Lender receives any payment or makes any application of funds on account of such Swingline Advance, the Swingline Lender will pay on the same day as received or deemed to be received to the Administrative Agent, for the account of such Lender, such Lender's ratable share of such payment.

            (v) RESCISSION. If any amount received by the Swingline Lender on account of any Swingline Advance or interest thereon shall be avoided, rescinded or otherwise returned or paid over by the Swingline Lender for any reason at any time, whether before or after the termination of this Agreement (or the Swingline Lender believes in good faith that such avoidance, rescission, return or payment is required, whether or not such matter has been adjudicated), each Revolving Credit Lender will, promptly upon notice from the Administrative Agent or the Swingline Lender, pay over to the Administrative Agent for the account of the Swingline Lender the portion of such amount received by it from the Swingline Lender.

           (vi) EQUALIZATION. If any Revolving Credit Lender receives any payment or makes any application on account of its Swingline Advance Participating Interest, such Lender shall forthwith pay over to the Swingline Lender, in Dollars and in like kind of funds received or applied by it the amount in excess of such Lender's ratable share of the amount so received or applied.

           SECTION 2.04.  LETTER OF CREDIT FACILITY.

           Section 2.04.01. LETTERS OF CREDIT. (a) Subject to the terms and conditions set forth herein (i) the LC Issuer agrees, in reliance upon the agreements of the other Letter of Credit Lenders set forth in Section 2.04, (A) from time to time on any Business Day during the Letter of Credit Availability Period to Issue Letters of Credit for the account of any one or more of the Borrowers, and to amend or renew Letters of Credit previously Issued by it, in accordance with Section 2.04.02, and (B) to honor properly drawn drafts under the Letters of Credit Issued by it; and (ii) the Letter of Credit Lenders severally agree to participate in Letters of Credit Issued for the account of any one or more of the Borrowers; PROVIDED that the LC Issuer shall not be obligated to Issue, and no Letter of Credit Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "ISSUANCE DATE") (1) the Dollar Equivalent of all Letter of Credit Obligations exceeds the aggregate amount of the Letter of Credit Commitments or (2) if such Letter of Credit is a Financial Letter of Credit, the Dollar Equivalent of all Letter of Credit Obligations with respect to the Financial Letters of Credit exceeds the Financial Letter of Credit Sublimit. Letters of Credit may be Issued in Dollars or Offshore Currencies. Within the foregoing limits, and subject to the other terms and conditions hereof, each Borrower's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, such Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

            (b) The LC Issuer shall not be under any obligation to Issue any Letter of Credit if:

            (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the LC Issuer from Issuing such Letter of Credit, or any Law applicable to the LC Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the LC Issuer shall prohibit, or request that the LC Issuer refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the LC Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the LC Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the LC Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the LC Issuer in good faith deems material to it; or

           (ii) the Issuance of such Letter of Credit would violate one or more policies of the LC Issuer.

            (c)   The LC Issuer shall not Issue any Letter of Credit if:

            (i) the LC Issuer has received written notice from the Required Letter of Credit Lenders, the Administrative Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article 4 is not then satisfied;

           (ii) the expiry date or any renewed or extended expiry date of such Letter of Credit is later than the Letter of Credit Limit Date; or

          (iii) such Letter of Credit is denominated in a currency other than Dollars or an Offshore Currency.

            (d) EXISTING LETTERS OF CREDIT. On the Effective Date, without further action by any party hereto, each Letter of Credit Lender that has issued an Existing Letter of Credit shall be deemed to have granted to each other Letter of Credit Lender, and each other Letter of Credit Lender shall be deemed to have acquired from such issuer, a participation in each Existing Letter of Credit equal to such Letter of Credit Lender's Letter of Credit Percentage of
(i) the aggregate amount available to be drawn under such Existing Letter of Credit and (ii) the aggregate amount of any outstanding reimbursement obligations in respect thereof. With respect to each Existing Letter of Credit
(i) if the relevant issuer has heretofore sold a participation therein to a Lender, such issuer and Letter of Credit Lender agree that such participation shall be automatically canceled on the Effective Date and (ii) if the relevant Letter of Credit Lender has heretofore sold a participation therein to any bank or financial institution that is not a Lender, such issuer shall procure the termination of such participation on or prior to the Effective Date. On and after the Effective Date, each Existing Letter of Credit shall be a Letter of Credit issued hereunder.

           Section 2.04.02. ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT. (a) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to the LC Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of such Borrower. Such Letter of Credit Application must be received by the LC Issuer and the Administrative Agent not later than 12:00 p.m., New York City time, at least two Business Days (or such later date and time as the LC Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the LC Issuer: (i) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (ii) the amount thereof; (iii) the expiry date thereof; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by such beneficiary in case of any drawing thereunder; (vi) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (vii) such other matters as the LC Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the LC Issuer (w) the Letter of Credit to be amended; (x) the proposed date of amendment thereof (which shall be a Business
Day); (y) the nature of the proposed amendment; and (z) such other matters as the LC Issuer may reasonably require.

             (b) Promptly after receipt of any Letter of Credit Application, the LC Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, the LC Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the LC Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the LC Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrowers or enter into the applicable amendment, as the case may be, in each case in accordance with the LC Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Letter of Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the LC Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Letter of Credit Lender's Pro Rata share TIMES the amount of such Letter of Credit.

             (c) The LC Issuer and the Letter of Credit Lenders agree that, while a Letter of Credit is outstanding and prior to the Letter of Credit Limit Date, at the option of the applicable Borrower and upon the written request of the Company (acting on behalf of the applicable Borrower) received by the LC Issuer (with a copy sent by the Company to the Administrative Agent) at least four Business Days (or such shorter time as the LC Issuer and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of notification of renewal, the LC Issuer shall be entitled, upon notification to the Administrative Agent, to authorize the renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, in the form of a Letter of Credit Amendment Application, and shall specify in form and detail reasonably satisfactory to the LC Issuer: (i) the Letter of Credit to be renewed; (ii) the proposed date of renewal of such Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of such Letter of Credit (which shall be no later than the fifth Business Day prior to the Maturity
Date); and (iv) such other matters as the LC Issuer may reasonably require. The LC Issuer shall be under no obligation to renew any Letter of Credit if the LC Issuer would have no obligation at such time to Issue or amend such Letter of Credit in its renewed form under the terms of this Agreement. The LC Issuer shall not renew any Letter of Credit if: (A) the LC Issuer would not be permitted to Issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of such

Letter of Credit does not accept the proposed renewal of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the LC Issuer that such Letter of Credit shall not be renewed, and if at the time of renewal the LC Issuer would be entitled to authorize the renewal of such Letter of Credit in accordance with this Section 2.04.02(c) upon the request of the Company (acting on behalf of the applicable Borrower) but the LC Issuer shall not have received any Letter of Credit Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, and the LC Issuer shall not have received notice from the Administrative Agent that such Letter of Credit shall not be renewed, the LC Issuer shall allow such Letter of Credit to renew, and the Borrowers and the Lenders hereby authorize such renewal, and, accordingly, the LC Issuer shall be deemed to have received a Letter of Credit Amendment Application from the Company (acting on behalf of the applicable Borrower) requesting such renewal.

             (d) The LC Issuer may, at its election (or as required by the Administrative Agent at the direction of the Required Letter of Credit Lenders), deliver any notices of termination or other communications to any applicable Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Letter of Credit Limit Date.

             (e) This Agreement shall control in the event of any conflict with any Letter of Credit Related Document (other than any Letter of Credit).

             (f) Promptly following its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect to the beneficiary thereof, the LC Issuer will also deliver to the applicable Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

           Section 2.04.03. RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS.
(a) Immediately upon the Issuance of each Letter of Credit, each Letter of Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the LC Issuer a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender's Letter of Credit Percentage times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

             (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the LC Issuer will promptly notify the Company and the Administrative Agent. The applicable Borrower shall reimburse the LC Issuer prior to 3:00 p.m. (New York City time), (i) on each date on which any amount is paid by the LC Issuer under any applicable Letter of Credit (each such date, an "HONOR DATE"), in Dollars in the Dollar Equivalent of an amount equal to the amount so paid by the LC Issuer, if the Administrative Agent notifies the Company on or prior to the Business Day preceding the Honor Date that the payment under such Letter of Credit will be made on the Honor Date and
(ii) on the Business Day following the Honor Date, in Dollars in the Dollar Equivalent of an amount equal to the amount so paid by the LC Issuer, plus interest thereon at the rate applicable to the Base Rate Portion of the Revolving Credit Loans, from and including the Honor Date to but excluding the date of such reimbursement, if the Administrative Agent notifies the Company on the Honor Date that the payment under such Letter of Credit is required on the Honor Date. Each Borrower shall be jointly and severally obligated for such reimbursement obligation together with interest thereon.

           (c) If the applicable Borrower fails to reimburse the LC Issuer for the full amount of any drawing under any Letter of Credit by 3:00 p.m. (New York City time) on the Business Day on which such reimbursement is required as set forth above, the LC Issuer will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Letter of Credit Lender and the Company thereof. Each Letter of Credit Lender shall upon any notice pursuant to
Section 2.04.03(b) make available to the Administrative Agent for the account of the LC Issuer an amount in Dollars and in immediately available funds equal to its Pro Rata share of the Dollar Equivalent of the amount of the drawing with respect to a Letter of Credit. If any Letter of Credit Lender so notified fails to make available to the Administrative Agent for the account of the LC Issuer the amount of such Lender's Pro Rata share of the amount of such drawing by no later than 3:00 p.m. (New York City time) on the Business Day on which it received such notice pursuant to Section 2.04.03(b), then interest shall accrue on such Lender's obligation to make such payment, from such Business Day to the date such Lender makes such payment, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time during such period. The Administrative Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Administrative Agent to give any such notice on the Honor Date or in sufficient time to enable any Letter of Credit Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 2.04.03. Each Letter of Credit Lender's obligations under this Section 2.04.03 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the LC Issuer, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Potential Default, an Event of Default or a Material Adverse Effect or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

           Section 2.04.04. REPAYMENT OF PARTICIPATIONS. (a) Upon (and only upon) receipt by the Administrative Agent for the account of the LC Issuer of immediately available funds from the applicable Borrower or any other Borrower
(i) in reimbursement of any payment made by the LC Issuer under a Letter of Credit with respect to which any Letter of Credit Lender has paid the Administrative Agent for the account of the LC Issuer for such Lender's participation in such Letter of Credit pursuant to Section 2.04.03 or (ii) in payment of interest thereon, the Administrative Agent will promptly pay to each Letter of Credit Lender, in like funds as those received by the Administrative Agent for the account of the LC Issuer, the amount of such Lender's Pro Rata share of such funds, and the LC Issuer shall receive the amount of the Pro Rata share of such funds of any Letter of Credit Lender that did not so pay the Administrative Agent for the account of the LC Issuer.

             (b) If the Administrative Agent or the LC Issuer is required at any time to return to any Borrower, or to a trustee, receiver, liquidator or custodian, or to any official in any insolvency proceeding, any portion of any payment made by such Borrower to the Administrative Agent for the account of the LC Issuer pursuant to Section 2.04.04(a) in reimbursement of a payment made under a Letter of Credit or interest or fee thereon, to the extent any Letter of Credit Lender received its Pro Rata share of such amount pursuant to Section 2.04.04(a), such Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the LC Issuer the amount of its Pro Rata share of any amount so returned by the Administrative Agent or the LC Issuer together with interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Administrative Agent or the LC Issuer, at a rate PER ANNUM equal to the Federal Funds Effective Rate in effect from time to time.

           Section 2.04.05. ROLE OF THE LC ISSUER. (a) Each Letter of Credit Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the LC Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

             (b) None of the LC Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the LC Issuer shall be liable to any Letter of Credit Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Letter of Credit Lenders (including the Required Letter of Credit Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any Letter of Credit Related Document.

             (c) Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED that this assumption is not intended to, and shall not, preclude any Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or any other agreement. None of the LC Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the LC Issuer shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 2.04.06; PROVIDED that, anything in such clauses to the contrary notwithstanding, a Borrower may have a claim against the LC Issuer, and such LC Issuer may be liable to such Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by the LC Issuer's willful misconduct, gross negligence or bad faith or the LC Issuer's bad faith, willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the LC Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the LC Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

           Section 2.04.06. OBLIGATIONS ABSOLUTE. The obligations of each and any of the Borrowers under this Agreement and any Letter of Credit Related Document to reimburse the LC Issuer for each drawing under each Letter of Credit shall be joint and several, absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit Related Document under all circumstances, including the following:

            (i) any lack of validity or enforceability of this Agreement or any Letter of Credit Related Document;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of any Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit Related Documents;

            (iii) the existence of any claim, counterclaim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the LC Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit Related Documents or any unrelated transaction;

            (iv) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

            (v) any payment by the LC Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the LC Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

            (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of any Borrower in respect of any Letter of Credit; or

            (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or a guarantor.

           Each Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower's instructions or other irregularity, such Borrower will immediately notify the LC Issuer. Each Borrower shall be conclusively deemed to have waived any such claim against the LC Issuer and its correspondents unless such notice is given as aforesaid.

           Section 2.04.07. CASH COLLATERAL PLEDGE. (a) If any Letter of Credit remains outstanding and partially or wholly undrawn as of the date of expiration or termination of the Letter of Credit Commitments, then the Borrowers, as their joint and several obligation, shall immediately Cash Collateralize the Letter of

Credit Obligations in an amount equal to the maximum amount then available to be drawn under all Letters of Credit.

             (b) If, on any day, the Dollar Equivalent of all Letter of Credit Obligations exceeds the aggregate amount of the Letter of Credit Commitments as then in effect, the Administrative Agent shall immediately notify the Company and the Borrowers shall on the Business Day following such day Cash Collateralize the Letter of Credit Obligations to the extent of such excess.

           Section 2.04.08. UNIFORM CUSTOMS AND PRACTICE. Unless otherwise expressly agreed by the LC Issuer and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (iii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance shall apply to each commercial Letter of Credit.

           SECTION 2.05. MAKING OF LOANS; NOTES; LOAN ACCOUNTS. (a) Whenever a Borrower desires that the applicable Lenders make Loans (whether Revolving Credit Loans or Swingline Advances or, in the case of the Effective Date, Term Loans), the Company (acting on behalf of the applicable Borrower) shall provide Standard Notice to the Administrative Agent setting forth the following information (a separate notice being required for each such type of Loans):

            (i) Whether the proposed Loans are Term Loans, Revolving Credit Loans or Swingline Advances;

           (ii) The date, which shall be a Business Day, on which such proposed Loans are to be made;

           (iii) In the case of proposed Revolving Credit Loans, the aggregate principal amount of such proposed Loans, which shall be the sum of the principal amounts selected pursuant to clause (v) of this Section 2.05(A), and which shall be at least, in the case of the Euro-Rate Portion of such Loans, $5,000,000 and, in the case of the Base Rate Portion of such Loans, $1,000,000, or in either case an integral multiple of $1,000,000 in excess thereof or in any case the aggregate amount of the unused Revolving Credit Commitments;

            (iv) In the case of proposed Swingline Advances, the aggregate principal amount of such proposed Swingline Advances, which shall be at least $100,000 and integral multiples of $25,000 in excess thereof or the amount of the unused Swingline Advance Commitment;

            (v) In the case of proposed Syndicated Loans, the interest rate Option or Options selected in accordance with Section 2.06(A) hereof and the principal amounts selected in accordance with Section 2.06(D) hereof of the Base Rate Portion and each Funding Segment of the Euro-Rate Portion, of such proposed Loans;

            (vi) In the case of proposed Syndicated Loans, with respect to each such Funding Segment of such proposed Loans, the Funding Period to apply to such Funding Segment, selected in accordance with Section 2.06(C) hereof; and

            (vii) The applicable Borrower if a Borrower other than itself.

Standard Notice having been so provided, the Administrative Agent shall promptly notify each applicable Lender of the information contained therein and of the amount of such Lender's Loan, calculated in accordance with Section 2.13. Unless any applicable condition specified in Article 4 hereof has not been satisfied, on the date specified in such Standard Notice each applicable Lender shall make the proceeds of its Loan available to the Administrative Agent at the Administrative Agent's Office, no later than 11:00a.m., New York City time, in funds immediately available at such Office. The Administrative Agent will make the funds so received available to the applicable Borrower in funds immediately available at the Administrative Agent's Office. If and to the extent that the Administrative Agent does not make such funds available to such Borrower on the date specified in such Standard Notice the Administrative Agent shall pay to each Lender interest on the amount made available by such Lender at the Federal Funds Effective Rate for each day until either (x) the date such funds are made available to such Borrower or (y) the date such amounts are returned to such Lender.

            (b) To the extent so requested by any Lender through the Administrative Agent, the joint and several obligation of each Borrower to repay the unpaid principal amount of the Syndicated Loans of any Class made to any Borrower by such Lender and to pay interest thereon shall be evidenced in part by promissory notes of the Borrowers, one to such Lender, dated the Effective Date in substantially the form of Exhibit A, with the blanks appropriately filled, payable to the order of such Lender.

            (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including, without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The entries made in the accounts of each Lender maintained pursuant hereto shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; PROVIDED that the failure of any Lender to maintain any such account, or any error therein, shall not in any manner effect the joint and several obligation of any Borrower to repay (with applicable interest) the Loans made to any of the Borrowers by such Lender in accordance with the terms of this Agreement.

           SECTION 2.06. INTEREST RATES. (a) OPTIONAL BASES OF BORROWING. The unpaid principal amount of the Syndicated Loans shall bear interest for each day from and including the date on which funds are made available to the applicable Borrower by the Administrative Agent and to but excluding the date of repayment on one or more bases selected by the Company (acting on behalf of the applicable Borrower) from the two interest rate options set forth below. Subject to the provisions of this Agreement, the Company (acting on behalf of the applicable Borrower) may select different options to apply simultaneously to different Portions of the Syndicated Loans and may select different Funding Segments to apply simultaneously to different parts of the Euro-Rate Portion of the Syndicated Loans. Each selection of a rate Option shall apply separately and without overlap to the Syndicated Loans of the applicable Class. The aggregate number of Funding Segments applicable to the Euro-Rate Portions of the Syndicated Loans at any time shall not exceed ten unless otherwise permitted by the Administrative Agent.

            (i) BASE RATE OPTION: A rate per annum (computed on the basis of a year of 365 or 366 days and actual days elapsed) for each day equal to the Base Rate for such day plus the Applicable Margin for such day. The "BASE RATE" shall mean for any day a fluctuating rate per annum equal to the higher of (x) the Federal Funds Rate plus 1/2 of 1% and (y) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

           (ii) EURO-RATE OPTION: A rate per annum (based on a year of 360 days and actual days elapsed) for each day during the applicable Euro-Rate Funding Period equal to the Euro-Rate for such day plus, in each case, the Applicable Margin for Euro-Rate Option for such day. "EURO-RATE" for any day, as used herein, shall mean for each Funding Segment of the Euro-Rate Portion corresponding to a proposed or existing Euro-Rate Funding Period (x) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Euro-Rate Funding Period) with a term equivalent to such Euro-Rate Funding Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Euro-Rate Funding Period, or (y) if the rate referenced in the preceding clause (x) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Euro-Rate Period) with a term equivalent to such Euro-Rate Funding Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Euro-Rate Funding Period, or (z) if the rates referenced in the preceding clauses (x) and (y) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Euro-Rate Funding Period in same day funds in the approximate amount of the Euro-Rate Portion being made, continued or converted by Bank of America and with a term equivalent to such Euro-Rate Funding Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Euro-Rate Funding Period.

                     The Administrative Agent shall give prompt notice to the Company and to the applicable Lenders of the Euro-Rate determined in accordance with the definition of the Euro-Rate, which determination shall be conclusive if made in good faith.

            (b) APPLICABLE MARGINS. The "APPLICABLE MARGIN" with respect to the Base Rate Option and the Euro-Rate Option shall be determined in accordance with the definition of "Applicable Margin".

            (c) FUNDING PERIODS. At any time when the Company (acting on behalf of the applicable Borrower) shall select, convert to or renew the Euro-Rate Option to apply to any part of the Loans, the Company (acting on behalf of the applicable Borrower) shall specify one or more periods (the "FUNDING PERIODS") during which each such Option shall apply, such Funding Periods being one, two or three months ("EURO-RATE FUNDING PERIOD"); PROVIDED that:

            (i) Each Euro-Rate Funding Period shall begin on a Business Day, and the term "month", when used in connection with a Euro-Rate Funding Period, shall be construed in accordance with prevailing practices in the interbank eurodollar market at the commencement of such Euro-Rate Funding Period, as determined in good faith by the Administrative Agent (which determination shall be conclusive); and

           (ii) The Company (acting on behalf of the Borrowers) may not select a Funding Period that would end after the Maturity Date.

            (d) TRANSACTIONAL AMOUNTS. Every selection of, conversion from, conversion to or renewal of an interest rate option and every voluntary payment or prepayment of any Loans of any Class shall be in a principal amount such that after giving effect thereto the aggregate principal amount of the Base Rate Portion of such Loans, or the aggregate principal amount of each Funding Segment of the Euro-Rate Portion of such Loans, shall be at least $1,000,000.

            (e)   EURO-RATE UNASCERTAINABLE; IMPRACTICABILITY. If

            (i) on any date on which a Euro-Rate would otherwise be set, the Administrative Agent (in the case of clause (A) or (B) below) shall have determined in good faith (which determination shall be conclusive absent manifest error) that:

                           (A) adequate and reasonable means do not exist for
                     ascertaining such Euro-Rate, or

                           (B) a contingency has occurred which materially and
                     adversely affects the interbank eurodollar market, or

           (ii) at any time any Lender shall have determined in good faith (which determination shall be conclusive absent manifest error) that the making, maintenance or funding of any part of the Euro-Rate Portion has been made impracticable or unlawful by compliance by such Lender or a Notional Euro-Rate Funding Office in good faith with any Law or guideline or interpretation or administration thereof by any Governmental

           Authority charged with the interpretation or administration thereof or with any request or directive of any such Governmental Authority (whether or not having the force of law);

then, and in any such event, the Administrative Agent or such Lender, as the case may be, may notify the Company of such determination (and any Lender giving such notice shall notify the Administrative Agent). Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of each of the Lenders, in the case of clause (i) above, or such Affected Lender, in the case of clause (ii) above, to allow the Company (acting on behalf of the applicable Borrower) to select, convert to or renew the related Euro-Rate Option shall be suspended until the Administrative Agent or such Lender, as the case may be, shall have later notified the Company (and any Lender giving such notice shall notify the Administrative Agent) of the Administrative Agent's or such Lender's determination in good faith (which determination shall be conclusive absent manifest error) that the circumstance giving rise to such previous determination no longer exist.

           If any Lender notifies the Company of a determination under subsection (ii) of this Section 2.06(E), the Euro-Rate Portion of the Loans of such Lender (the "AFFECTED LENDER") shall, subject to Section 2.14(B) hereof, automatically be converted to a Base Rate Option as of the last day of the then current Funding Period with respect to such Loans (in the case of a determination that the making, maintenance or funding of any Euro-Rate Portion of such Loans is impracticable) and the last day on which the making, maintenance or funding of any Euro-Rate Portion of such Loans is not unlawful (in the case of a determination that the making, maintenance or funding of any Euro-Rate Portion of such Loans is unlawful) and accrued interest thereon shall be due and payable on such date.

           If at the time the Administrative Agent or an Affected Lender makes a determination under subsection (i) or (ii) of this Section 2.06(E), as the case may be, the Company (acting on behalf of the applicable Borrower) previously has notified the Administrative Agent that it wishes to select, convert to or renew the Euro-Rate Option with respect to any proposed Loans but such Loans have not yet been made, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option instead of the Euro-Rate Option with respect to such Loans or, in the case of a determination by an Affected Lender, such Loans only of such Affected Lender.

           SECTION 2.07. CONVERSION OR RENEWAL OF INTEREST RATE OPTIONS. (a) CONVERSION OR RENEWAL. Subject to the provisions of Section 2.14(B) hereof, the
                                                            -------
Company (acting on behalf of the applicable Borrower) may convert any part of the Syndicated Loans made to a Borrower from one interest rate Option to the other interest rate Option and may renew the Euro-Rate Option as to any Funding Segment of the Euro-Rate Portion:

            (i) At any time with respect to conversion from the Base Rate Option; or

           (ii) At the expiration of any Funding Period with respect to conversions from or renewals of the Euro-Rate Option as to the Funding Segment corresponding to such expiring Funding Period.

           Whenever a Borrower desires to convert or renew any interest rate Option or Options, the Company (acting on behalf of the applicable Borrower) shall provide to the Administrative Agent Standard Notice setting forth the following information:

             (w) The date, which shall be a Business Day, on which the proposed conversion or renewal is to be made;

             (x) The principal amounts selected in accordance with Section 2.06(d) hereof of the Base Rate Portion and each Funding Segment of the Euro-Rate Portion to be converted from or renewed;

             (y) The interest rate Option or Options selected in accordance with
           Section 2.06(a) hereof and the principal amounts selected in accordance with Section 2.06(d) hereof of the Base Rate Portion and each Funding Segment of the Euro-Rate Portion to be converted to; and

             (z) With respect to each Funding Segment to be converted to or renewed, the Funding Period selected in accordance with Section 2.06(c) hereof to apply to such Funding Segment.

           Standard Notice having been so provided, after the date specified in such Standard Notice, interest shall be calculated upon the principal amount of the Loans as so converted or renewed.

            (b) FAILURE TO CONVERT OR RENEW. Absent due notice from the Company of conversion or renewal in the circumstances described in Section 2.07(A)(II) hereof, any part of any Euro-Rate Portion for which such notice is not received shall be converted automatically to the Base Rate Option on the last day of the expiring Funding Period.

            SECTION 2.08. INTEREST PAYMENT DATES. Interest on the Base Rate Portion of each Class of Loans shall be due and payable on each applicable Regular

Payment Date. Interest on each Funding Segment of the Euro-Rate Portion of each Class of Loans shall be due and payable on the last day of the corresponding Euro-Rate Funding Period. After maturity of any part of the Loans (by acceleration or otherwise), interest on such part of the Loans shall be due and payable on demand.

           SECTION 2.09. FEES. (a) COMMITMENT FEE. The Company shall pay to the Administrative Agent for the account of each Letter of Credit Lender and Revolving Credit Lender a fee (the "COMMITMENT FEE") for each day from and including the Effective Date and to but not including the date of termination of all Commitments of the applicable Class, on the unused amount of such Lender's Letter of Credit Commitment or Revolving Credit Commitment, as the case may be, on such day (based upon a year of 360 days and actual days elapsed) at a rate of 0.50% per annum; it being understood that, for purposes of computing Commitment Fees with respect to Revolving Credit Commitments, a Lender's Revolving Credit Commitment will be deemed to be used to the extent of its Revolving Credit Loans, and Swingline Advances will be disregarded. Commitment Fees shall be due and payable for the preceding period for which such fees have not been paid on each applicable Regular Payment Date and on the date of termination of all Commitments of the applicable Class.

            (b) OTHER FEES. (i) The Company shall pay to each Agent an agency fee and other fees at the times and in the amounts previously agreed upon among the Agents and the Company.

           (ii) The Company shall pay to each Lender an amendment fee in the amount of 0.75% of the sum of such Lender's Term Commitment, Revolving Credit Commitment and Letter of Credit Commitment on the Effective Date. One-half of such fee (the "INITIAL FEE PAYMENT") shall be paid on each of (A) the date that the Administrative Agent shall have received from each Lender and each Agent unconditional (except as to the occurrence of the Effective Date) executed counterparts of this Agreement and (B) the Effective Date. Once paid, the fees payable hereunder or any part thereof (including the Initial Fee Payment) shall not be refundable under any circumstances, regardless of whether the Effective Date occurs. This subsection
           (b)(ii) shall become effective, notwithstanding anything to the contrary contained in Section 4.01, upon the receipt by the Administrative Agent of the signature pages referred to above, and upon receipt by the Administrative Agent of the Initial Fee Payment, such signature pages shall not be revocable unless the Effective Date shall not have occurred at or prior to the deadline specified in
           Section 4.01.

            (c) LETTER OF CREDIT FEE. The Company and each Borrowing Subsidiary (if any) for whose account such Letter of Credit was issued, jointly and severally, shall pay to the Administrative Agent for Pro Rata distribution to each Letter of Credit Lender a fee in Dollars in respect of each Letter of Credit Issued hereunder (the "LETTER OF CREDIT FEE") for the period from and including the date of Issuance of such Letter of Credit to but not including the termination of such Letter of Credit, computed at a rate per annum (based upon a year of 360 days and actual days elapsed) equal to (i) in the case of Financial Letters of Credit, the Applicable Margin for the Euro-Rate Option for Revolving Credit Loans, and (ii) in the case of Performance Letters of Credit, three-fourths (3/4) of the Applicable Margin for the Euro-Rate Option for Revolving Credit Loans, as in effect from time to time on the Dollar Equivalent of the stated undrawn amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable in arrears on each applicable Regular Payment Date and upon the first day on or after the termination of the Letter of Credit Commitments upon which no Letters of Credit remain outstanding.

            (d) FRONTING FEE. The Company and each Borrowing Subsidiary (if any) for whose account such Letter of Credit was issued, jointly and severally, shall pay to the LC Issuer, for its account, a fronting fee in Dollars in respect of each Letter of Credit issued by the LC Issuer hereunder for the period from and including the date of Issuance of such Letter of Credit to but not including the termination of such Letter of Credit computed at a rate of 0.25% per annum (based upon a year of 360 days and actual days elapsed) on the Dollar Equivalent, of the undrawn stated amount of such Letter of Credit; PROVIDED that no fronting fees shall be payable with respect to any Existing Letters of Credit which were not issued pursuant to the Previous Credit Agreement.

            (e) ADMINISTRATIVE CHARGE. The Company and each Borrowing Subsidiary (if any) for whose account such Letter of Credit was issued, jointly and severally, shall pay to the LC Issuer, upon each drawing under, Issuance of, or amendment to, any Letter of Credit issued by the LC Issuer, such amount as shall at the time of such event be the standard administrative charge which the LC Issuer is generally imposing in connection with such occurrence with respect to letters of credit.

           SECTION 2.10. TERMINATION AND REDUCTION OF COMMITMENTS. (a) Unless previously terminated, the Letter of Credit Commitments, the Revolving Credit Commitments and the Swingline Advance Commitment shall be automatically and permanently terminated on the Maturity Date. The Term Commitments shall be automatically and permanently terminated on the Effective Date immediately after the Term Loans are made. The Commitments are also subject to reduction or termination as set forth in Sections 2.12 and 7.02.

            (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent (a copy of which the Administrative Agent shall promptly provide to each applicable Lender), the Company may at any time in whole permanently terminate, or from time to time in part permanently reduce, the unused portion of Revolving Credit Commitments or the Letter of Credit Commitments; PROVIDED, HOWEVER, that (i) each partial reduction shall be in an integral multiple of $1,000,000 and (ii) no such reduction or termination of the Revolving Credit Commitments shall be permitted so long as any Term Loans are outstanding.

            (c) Each reduction in the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class. The Borrowers shall pay to the Administrative Agent for the account of the Lenders of the applicable Class, on the date of each termination or reduction of the Commitments after the Effective Date, accrued Commitment Fees on the amounts of the Commitments so terminated or reduced accrued through the date of such termination or reduction.

           SECTION 2.11. PREPAYMENTS GENERALLY. Whenever a Borrower desires to, or is required to, prepay any part of its Loans, the Company (acting on behalf of the applicable Borrower) shall provide Standard Notice to the Administrative Agent setting forth the following information:

            (a) The date, which shall be a Business Day, on which the proposed prepayment is to be made;

            (b) The total principal amount of such prepayment, which shall be the sum of the principal amounts selected pursuant to clause (c) of this Section 2.11; and

            (c) The Class of Loans to be prepaid and the principal amounts selected in accordance with Section 2.06(d) hereof of the Base Rate Portion and each part of each Funding Segment of the Euro-Rate Portion to be prepaid.

           SECTION 2.12. PREPAYMENTS, ETC. (a) OPTIONAL PREPAYMENTS. Each Borrower shall have the right at its option from time to time to prepay its Syndicated Loans and Swingline Advances in whole or part without premium or penalty (subject, however, to Section 2.14(b) hereof).
                                      -------

            (b)   MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS.

            (i) Subject to paragraph (iii) below, on the ninetieth day following the end of each fiscal year of the Company, the Borrowers shall reduce the aggregate amount of the Credit Exposures by an amount equal to 50% of Excess Cash Flow for such fiscal year (or, in the case of the first fiscal year ending after the Effective Date, 50% of Excess Cash Flow for the final two fiscal quarters of such fiscal year taken as one period).

           (ii) Subject to paragraph (iii) below, within two Business Days (or 15 Business Days in the case of a Foreign Subsidiary) after receipt by the Company or any Subsidiary of Net Cash Proceeds in respect of any Prepayment Event, the Borrowers shall reduce the aggregate amount of the Credit Exposures in an amount equal to 50% of such Net Cash Proceeds. Each such reduction shall be required to be made on a date designated by the Company by notice to the Administrative Agent in accordance with Section 2.11 and in any event no later than the second Business Day (or 15th Business Day, as applicable) following the date of receipt of such Net Cash Proceeds (or, in the case of receipt of Major Casualty Proceeds, the date of termination of the applicable reinvestment period); PROVIDED that if the Net Cash Proceeds in respect of any Prepayment Event constituting a Debt Incurrence or an Equity Issuance are less than $1,500,000, no such reduction shall be required until the amount of such Net Cash Proceeds, together with the amount of all other similar Net Cash Proceeds in respect of which no reduction under this subsection shall have theretofore been made, are equal to at least $1,500,000.

            (iii) Notwithstanding the foregoing, the Borrowers shall not be required to comply with paragraphs (i) and (ii) above with respect to the first $77,000,000 of Excess Cash Flow and Net Cash Proceeds received by the Company or any Subsidiary after May 9, 2002.

           (iv) Within two Business Days of the occurrence of any Prepayment Event (or ten Business Days in the case of a Prepayment Event involving a Foreign Subsidiary), the Borrower shall deliver to the Administrative Agent a calculation in reasonable detail of the Net Cash Proceeds of such Prepayment Event, in form and scope reasonably satisfactory to the Administrative Agent and with such further detail as the Administrative Agent may reasonably request.

            (c) APPLICATION OF REDUCTIONS. The amounts of reductions in Credit Exposures required pursuant to Section 2.12(b) shall be applied in the following order or priority:

            (i) for so long as any Term Loans remain outstanding, to prepayment of the Term Loans until the same shall have been prepaid in full; and

           (ii)   following repayment or prepayment in full of the Term
           Loans:

                           (A) In the case of Excess Cash Flow or receipt of Net
                     Cash Proceeds of a Debt Incurrence, an Equity Issuance, an Asset Sale of assets other than Restricted Collateral or a Major Casualty Proceeds in respect of an asset other than Restricted Collateral, (x) FIRST, to reduce the Revolving Credit Commitments and prepay any Revolving Credit Loans outstanding in excess of the Revolving Credit Commitments as so reduced and (y) SECOND, to Cash Collateralize the Letter of Credit Commitments (whether used or unused), subject to Section 2.12(d); and

                           (B) In the case of receipt of Net Cash Proceeds of an
                     Asset Sale of Restricted Collateral or of Major Casualty Proceeds in respect of Restricted Collateral, (x) FIRST, to Cash Collateralize the Letter of Credit Commitments (whether used or unused); and (y) SECOND, to reduce the Revolving Credit Commitments and prepay any Revolving Credit Loans outstanding in excess of the Revolving Credit Commitments as so reduced; PROVIDED that a ratable portion (based on the aggregate Credit Exposures of the Revolving Credit Lenders and the outstanding principal amount of the Senior Notes) of the Net Cash Proceeds that are allocable pursuant to this clause (B)(y) shall be applied promptly to purchase and/or cash collateralize the Senior Notes.

            (d) COMPANY ELECTION. The Company (acting on behalf of the Borrowers) may elect not to Cash Collateralize the Letter of Credit Commitments pursuant to subsection (c)(ii)(A) above to the extent such Letter of Credit Commitments are unused; PROVIDED that it shall be a condition to any subsequent utilization of the Letter of Credit Commitments that the Letter of Credit Outstandings be Cash Collateralized to the extent of the lesser of (i) the full amount thereof and (ii) the amount thereof which would have been Cash Collateralized but for this subsection (d).

            SECTION 2.13. PRO RATA TREATMENT. (a) CERTAIN DEFINITIONS. As used in this Agreement, the following term has the meaning indicated:

           "PRO RATA" shall mean from or to each Lender: (i) in the case of payments of fees, reductions pursuant to Section 2.10 or 2.12 hereof of the Commitments, payments on account of Swingline Advance Participating Interests under Section 2.03(f)(i) hereof, participations in the Letter of Credit Obligations pursuant to

Section 2.04 hereof ratably in accordance with such Lender's Commitment of the relevant Class; (ii) in the case of payments of principal of and interest on, and conversions and renewals of interest rate options with respect to, any particular Funding Segments, ratably in accordance with such Lender's percentage share of such Funding Segment; (iii) in the case of payments of principal and conversions and renewals of interest rate options with respect to, the Base Rate Portion of some or all of the Loans, ratably in accordance with such Lender's percentage share of such Base Rate Portion; (iv) in the case of payments of interest for any day with respect to the Base Rate Portion of some of all of the Loans, ratably in accordance with such Lender's percentage share of such Base Rate Portion on such day and (v) in the case of indemnification payments under
Section 8.07 hereof, ratably in accordance with such Lender's aggregate Credit Exposure.

            (b) MAKING OF SYNDICATED LOANS. Syndicated Loans shall be made by the Lenders ratably in accordance with their respective Commitments of the applicable Class.

            (c) SEVERAL OBLIGATIONS. The failure of any Lender to make a Loan shall not relieve any other Lender of its obligation to lend hereunder, but neither any Agent nor any Lender shall be responsible for the failure of any other Lender to make a Loan.

           SECTION 2.14. ADDITIONAL COMPENSATION IN CERTAIN CIRCUMSTANCES. (a) INCREASED COSTS OR REDUCED RETURN RESULTING FROM TAXES, RESERVES, CAPITAL ADEQUACY REQUIREMENTS, EXPENSES, ETC. If any Law or change therein or guideline or interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority (whether or not having the force of law) adopted or made after the date hereof:

            (i) subjects any Lender or any Notional Euro-Rate Funding Office or the LC Issuer to any tax or changes the basis of taxation, to the extent such tax or change relates to the Euro-Rate Portion of any Loans, the Letters of Credit, participations therein or payments by any Borrower of principal of, or interest on, the Euro-Rate Portion of any Loans, from any Borrower hereunder or under the Notes (except for taxes on the overall net income or overall gross receipts of such Lender or such Notional Euro-Rate Funding Office or the LC Issuer imposed by the jurisdictions (federal, state, local and foreign) in which the Lender's principal office or Notional Euro-Rate Funding Office or the LC Issuer is located),

           (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, assets (funded or contingent) of, deposits with or for the account of, other acquisitions of funds by, such Lender or any Notional Euro-Rate Funding Office (in connection with the EuroRate Portion of any Loans) or the LC Issuer (other than requirements expressly included herein in the determination of the Euro-Rate hereunder),

            (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or credits or commitments to extend credit extended by, any Lender or any Notional Euro-Rate Funding Office or the LC Issuer, or (B) otherwise applicable to the obligations of any Lender or any Notional Euro-Rate Funding Office or the LC Issuer under this Agreement, or

           (iv) imposes upon any Lender or any Notional Euro-Rate Funding Office or the LC Issuer any other condition or expense, to the extent such condition or expense relates to the Euro-Rate Portion of any Loans, or its making, maintenance or funding of the Euro-Rate Portion of any Loans or the Letters of Credit or participations therein;

and the result of any of the foregoing is reasonably determined by any Lender or the LC Issuer to increase the cost to, reduce the income receivable by, or impose any expense (excluding loss of margin) upon such Lender, any Notional Euro-Rate Funding Office or the LC Issuer, as applicable, or, in the case of clause (iii) hereof, any Person controlling a Lender or the LC Issuer, with respect to the Euro-Rate Portion of any Loans, the Letters of Credit or the making, maintenance or funding of any such Loan or Letters of Credit or participations therein (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on such Lender's or LC Issuer's or controlling Person's capital, taking into consideration such Lender's or LC Issuer's or controlling Person's policies with respect to capital adequacy) by an amount which such Lender or the LC Issuer reasonably deems to be material (such Lender being deemed for this purpose to have made, maintained or funded each Funding Segment of the Euro-Rate Portion from a Corresponding Source of Funds), such Lender or the LC Issuer may from time to time promptly notify the Company of the amount determined in good faith (using any reasonable averaging and attribution methods) by such Lender or the LC Issuer (which determination shall be conclusive absent manifest error) to be necessary to compensate such Lender or such Notional Euro-Rate Funding Office or the LC Issuer for such increase, reduction or imposition. No Borrower shall have an obligation to reimburse a Lender or the LC Issuer under this Section 2.14(A) for any amount with respect to any such increase, reduction or imposition which amount is attributable to a period of more than 60 days ending prior to the date of such Lender's or LC Issuer's first notice to the Company of such increase, reduction or imposition.

Each Lender or the LC Issuer will notify the Company and the Administrative Agent of any event occurring after the date of this Agreement which will entitle such Lender or the LC Issuer to compensation pursuant to this Section 2.14(A) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Each Lender or the LC Issuer will furnish the Company and the Administrative Agent with a statement setting forth in reasonable detail the basis, the manner of calculation and the amount of each request by such Lender or the LC Issuer for compensation from any Borrower under this Section 2.14(a). Such amount shall be due and payable by the applicable Borrower to such Lender or the LC Issuer five Business Days after such notice is given to the Company. In the event that after a Borrower shall have paid any additional amount under this Section 2.14(a) with respect to any Loan or Letter of Credit or participations therein such Lender or the LC Issuer shall have successfully contested such law, regulation, treaty, order, directive, interpretation or condition, then, to the extent that such Lender or the LC Issuer is or will be placed in the same position it was prior to the incurrence of the additional costs received or receivable (on an after-tax basis) and its contest of such law, regulation or other condition, such Lender or the LC Issuer shall refund to the relevant Borrowers such additional amount or any portion thereof with respect to which such Lender or the LC Issuer is or will be placed in such position.

           (b) FUNDING BREAKAGE. In addition to the compensation required under
Section 2.14(a) hereof, each Borrower shall, jointly and severally, indemnify each Lender against any loss or expense (excluding loss of margin) which such Lender has incurred as a consequence of:

            (i) any payment, prepayment or conversion of any part of any Funding Segment of any Euro-Rate Portion of the Loans on a day other than the last day of the corresponding Funding Period (whether or not such payment, prepayment or conversion is mandatory or automatic and whether or not such payment or prepayment is then due),

            (ii) any attempt by any Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or in part any notice stated herein to be irrevocable (the Administrative Agent having in its sole discretion the options (A) to give effect to such attempted revocation provided that indemnity under this Section 2.14(B) is obtained or (B) to treat such attempted revocation as having no force or effect, as if never made), or

            (iii) any failure of any Borrower to pay when due (by acceleration or otherwise) any principal, interest or any other amount due hereunder or under any Note relating to the Euro-Rate Portion of any Loans.

           If any Lender sustains or incurs any such loss or expense it shall from time to time promptly notify the Company and the Administrative Agent in writing setting forth in reasonable detail the amount determined in good faith by such Lender (which determination shall be conclusive absent manifest error) to be necessary to indemnify such Lender for such loss or expense. Such amount shall be due and payable by the Borrowers to the Administrative Agent for the account of such Lender, five Business Days after such notice is given.

            (c) ADDITIONAL INTEREST. (i) So long as any Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, such Lender may require the Borrowers, as their joint and several obligation, to pay, but only in respect of any period during which such reserves shall actually be maintained by such Lender, additional interest on the unpaid principal amount of the Euro-Rate Portion of the Loans, at an interest rate per annum equal at all times during each Euro-Rate Funding Period to the difference obtained by subtracting (A) the Euro-Rate for such Euro-Rate Funding Period from (B) the rate obtained by dividing such Euro-Rate referred to in clause (A) above by that percentage equal to 100% minus the Euro-Rate Reserve Percentage of such Lender for such Euro-Rate Funding Period, payable on each date on which interest is payable on such Euro-Rate Portion.

           (ii) If any Lender shall claim entitlement to any additional amount pursuant to this Section 2.14(c), then such Lender shall deliver to the Company a certificate setting forth the basis for the determination thereof as promptly as practicable. More than one such certificate may be so delivered. Each such certificate shall be conclusive and binding for all purposes as to the amount due absent manifest error. The Borrowers shall pay to each Lender the amount shown as due on any such certificate within five Business Days after its receipt of the same.

           SECTION 2.15. PAYMENTS GENERALLY; INTEREST ON OVERDUE AMOUNTS. (a) PAYMENTS GENERALLY. All payments and prepayments to be made by any Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff except for payments to a Lender subject to a withholding deduction under Section 2.16(c) hereof. Payments and prepayments in respect of principal, interest, fees, indemnity, expenses or other amounts due from any Borrower hereunder or under any other Loan Document in Dollars shall be payable no later than 2:00 p.m., New York City time (or such other time as is expressly provided for in this Agreement for particular payments), on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue.

Except for payments under Sections 2.14 and 10.06 hereof, such payments shall be made for the account of Lenders to the Administrative Agent's Bancontrol Account #12334-16521 at its Office in Dollars in funds immediately available at such Office, and payments under Sections 2.14 and 10.06 hereof shall be made to the applicable Lender at such domestic account as it shall specify to the Company from time to time in funds immediately available at such account. Any payment or prepayment received by the Administrative Agent or such Lender after 2:00 p.m., New York City time (or such other time as is expressly provided for in this Agreement for particular payments), on any day shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent shall distribute to the Lenders all such payments received by it from any Borrower as promptly as practicable after receipt by the Administrative Agent. If and to the extent that the Administrative Agent has not forwarded to any Lender such Lender's share of any such payment on the same Business Day as such payment is received (or deemed received) from such Borrower, the Administrative Agent shall pay to such Lender interest on such amount at the Federal Funds Effective Rate for each day until such payment is made. Upon termination of this Agreement and payment in full of all principal, interest, fees, expenses and other amounts due from any Borrower hereunder or under any other Loan Document, each Lender will promptly mark its Notes "cancelled" and forward them to the Administrative Agent for delivery to the Company.

            (b) INTEREST ON OVERDUE AMOUNTS. To the extent permitted by law, after there shall have become due (by acceleration or otherwise) principal, interest, fees, indemnity, expenses or any other amounts due from the Borrowers, as their joint and several obligation, hereunder or under any other Loan Document, such amounts shall bear interest for each day until paid (before and after judgment), payable on demand, at a rate per annum based on a year of 365 or 366 days, as the case may be, and actual days elapsed (in the case of any Portion of Loans bearing interest at the Base Rate Option) and 360 days and actual days elapsed (in the case of any Portion of Loans bearing interest at the Euro-Rate Option) which for each day shall be equal to the following:

            (i) In the case of any part of the Euro-Rate Portion of any Loans,
           (A) until the end of the applicable then-current Funding Period at a rate per annum 2% above the rate otherwise applicable to such part, and (B) thereafter in accordance with the following clause (ii); and

           (ii) In the case of any other amount due from any Borrower hereunder or under any other Loan Document, 2% above the then-current Base Rate plus the Applicable Margin for the Base Rate Option;

PROVIDED that there shall be no duplication of the 2% referred to above and the incremental 2% which may be included in the Applicable Margin while an Event of Default exists.

            (c) Unless the Company or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that a Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that such Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

                   (i) if any Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Effective Rate from time to time in effect; and

                   (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the applicable Borrower to the date such amount is recovered by the Administrative Agent (the "COMPENSATION PERIOD") at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's applicable Loan. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the applicable Borrower, and such Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Loan. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

           A notice of the Administrative Agent to any Lender or the Company with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

            (d) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

           SECTION 2.16. TAXES. (a) PAYMENTS NET OF TAXES. All payments made by the Borrowers under this Agreement shall be made free and clear of, and without reduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all liabilities with respect thereto, excluding

                 (i) in the case of each Agent, the LC Issuer and each Lender, income or franchise taxes imposed on such Agent, the LC Issuer or such Lender by the jurisdiction under the laws of which such Agent, the LC Issuer or such Lender is organized or any political subdivision or taxing authority thereof or therein or as a result of a connection between such Agent, the LC Issuer or such Lender and any jurisdiction other than a connection resulting solely from this Agreement and the transactions contemplated hereby, and

                 (ii) in the case of the LC Issuer and each Lender, income or franchise taxes imposed by any jurisdiction in which the LC Issuer or such Lender's lending offices which issue or book Letters of Credit, or make or book Loans are located or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "TAXES"). If any Taxes are required to be withheld or deducted from any amounts payable to any Agent, the LC Issuer or any Lender under this Agreement or any other Loan Document, the Borrowers, as their joint and several obligation, shall pay the relevant amount of such Taxes and the amounts so payable to such Agent, the LC Issuer or such Lender shall be increased to the extent necessary to yield to such Agent, the LC Issuer or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents. Whenever any Taxes are paid by a Borrower with respect to payments made in connection with this

           Agreement, as promptly as possible thereafter, the Company (acting on behalf of the applicable Borrower) shall send to the Administrative Agent for its own account or for the account of the LC Issuer or such Lender, as the case may be, a certified copy of an original official receipt received by the applicable Borrower showing payment thereof. In the event that after the applicable Borrower shall have paid any additional amount under this Section 2.16(a)(ii) with respect to any Loan or any Letter of Credit the Lender or the LC Issuer, as the case may be, shall have received a refund or credit of any Taxes paid by such Borrower with respect to payments made in connection with this Agreement, then, to the extent that such Lender or the LC Issuer receives a refund or credit of all or a portion of such Taxes from the Governmental Authority to whom such Taxes were paid by such Borrower, such Lender or the LC Issuer shall refund to such Borrower such additional amount or any portion thereof with respect to which such Lender or the LC Issuer receives such refund or credit. Nothing contained in this paragraph (a) shall require any Lender, the LC Issuer or any Agent to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

            (b) INDEMNITY. Each Borrower hereby jointly and severally indemnifies each Agent, the LC Issuer and each of the Lenders for the full amount of all Taxes attributable to payments by or on behalf of any Borrower hereunder or under any of the other Loan Documents, any such Taxes paid by such Agent, the LC Issuer or such Lender, as the case may be, any present or future claims, liabilities or losses with respect to or resulting from any omission of any Borrower to pay or delay in paying any Taxes (including any incremental Taxes, interest or penalties that may become payable by such Agent, the LC Issuer or such Lender as a result of any failure of any Borrower to pay such Taxes), whether or not such Taxes were correctly or legally asserted. Such indemnification shall be made within 30 days from the date such Lender, the LC Issuer or such Agent, as the case may be, makes written demand therefor.

            (c) WITHHOLDING AND BACKUP WITHHOLDING. Each Lender that is incorporated or organized under the laws of any jurisdiction other than the United States or any State thereof agrees that, on or prior to the Effective Date (or, with respect to any Lender which becomes a party to this Agreement pursuant to Section 10.14 hereof, the Transfer Effective Date), it will furnish to the Company and the Administrative Agent

            (i) two valid, duly completed copies of United States Internal Revenue Service Form W-8ECI or United States Internal Revenue Form W-8BEN or successor applicable form, as the case may be, certifying in each case that such Lender is entitled to receive payments under this

           Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, and

           (ii) a valid, duly completed Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax.

           Each Lender which so delivers to the Company and the Administrative Agent a Form W-8BEN or W-8ECI and Form W-8 or W-9 applicable forms (the "FORMS") agrees to deliver to the Company and the Administrative Agent two further copies of the Forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding tax, or after the occurrence of any event requiring a change in the most recent form previously delivered by it, and such extensions or renewals thereof as may reasonably be requested by the Company and the Administrative Agent, certifying in the case of a Form W-8BEN or Form W-8ECI that such Lender is entitled to receive payments under this Agreement or any other Loan Document without deduction or withholding of any United States federal income taxes, unless in any such cases an event (including any changes in Law) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such letter or form with respect to it and such Lender advises the Company and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Notwithstanding anything to the contrary contained herein, no Borrower shall be required to pay any additional amounts pursuant to this Section 2.16 or pursuant to Section 2.14 if the obligation to pay such additional amounts would not have arisen but for the failure by any Agent or any Lender to comply with its obligations hereunder, or if such Agent or Lender shall have delivered the appropriate Forms and such Agent or Lender is not entitled to exemption from deduction or withholding of U.S. federal income tax in respect of payments made by such Borrower hereunder for any reason other than a change in U.S. law or regulations or in the official interpretation thereof after the date of delivery of such Forms.

           SECTION 2.17. FUNDING BY BRANCH, SUBSIDIARY OR AFFILIATE. (a) NOTIONAL FUNDING. Each Lender shall have the right from time to time, prospectively or retrospectively, without notice to the Company or any other Borrower, to deem any branch, subsidiary or affiliate of such Lender to have made, maintained or funded any part of the Euro-Rate Portion at any time. Any branch, subsidiary or affiliate so deemed shall be known as a "NOTIONAL EURO-RATE FUNDING OFFICE."

Such Lender shall deem any part of the Euro-Rate Portion of the Loans or the funding therefor to have been transferred to a different Notional Euro-Rate Funding Office if such transfer would avoid or cure an event or condition described in Section 2.06(e)(ii) hereof or would lessen compensation payable by a Borrower under Sections 2.14(A), 2.16(a) or 2.16(b) hereof, and provided that such Lender determines in its reasonable discretion that such transfer would be practicable and would not have a material adverse effect on such part of the Loans, such Lender or any Notional Euro-Rate Funding Office (it being assumed for purposes of such determination that each part of the Euro-Rate Portion is actually made or maintained by or funded through the corresponding Notional Euro-Rate Funding Office). Notional Euro-Rate Funding Offices may he selected by such Lender without regard to such Lender's actual methods of making, maintaining or funding Loans or any sources of funding actually used by or available to such Lender.

            (b) ACTUAL FUNDING. Each Lender shall have the right from time to time to make or maintain any part of the Euro-Rate Portion by arranging for a branch, subsidiary or affiliate of such Lender to make or maintain such part of the Euro-Rate Portion. Such Lender shall have the right to hold any applicable Note payable to its order for the benefit and account of such branch, subsidiary or affiliate or (ii) request the Borrowers to issue one or more promissory notes in the principal amount of such Euro-Rate Portion, in substantially the form of Exhibit A with the blanks appropriately filled, payable to such branch, subsidiary or affiliate and with appropriate changes reflecting that the holder thereof is not obligated to make any additional Loans to any of the Borrowers. Each Borrower agrees to comply promptly with any request under subsection (ii) of this Section 2.17(b). If any Lender causes a branch, subsidiary or affiliate to make or maintain any part of the Euro-Rate Portion hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Euro-Rate Portion and to any note payable to the order of such branch, subsidiary or affiliate to the same extent as if such part of the Euro-Rate Portion were made or maintained and such note were a Note payable to such Lender's order.

           SECTION 2.18. APPOINTMENT OF THE COMPANY AS AGENT FOR BORROWER. Each Borrower hereby irrevocably appoints the Company as its agent hereunder (i) to request Revolving Credit Loans, Term Loans, Swingline Advances and Letters of Credit on its behalf under Article 2 hereof, (ii) to terminate or reduce the Commitments and (iii) to take any other action contemplated by the Loan Documents with respect to any credit extended to any Borrower. Any notice or request provided to the Company shall be deemed a notice or request provided to the Company as agent for each and any one of the Borrowers.

           SECTION 2.19. BORROWER WAIVER. (a) GENERAL. Each Borrower hereby waives any defense based on, or arising out of any defense of, any other Borrower, other than payment in full of the Obligations, based on or arising out of the disability of any Borrower, any other guarantor or any other party, or the unenforceability of the Obligations or any part thereof or from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Obligations.

            (b) SUBROGATION AND CONTRIBUTION. Unless and until the Obligations have been fully paid and satisfied and all Commitments have terminated, each Borrower hereby agrees not to exercise or otherwise assert any claim or other right it may now or hereafter acquire against any other Borrower that arises from the existence, payment, performance or enforcement of such Borrower's joint and several obligations under this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of any Agent, any Lender or any other holder of the indebtedness against any other Borrower whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any other Borrower directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other right. Each Borrowing Subsidiary that makes a payment or distribution under this Agreement on account of a Loan incurred by another Borrower shall be entitled to contribution from each other Borrower in a pro rata amount based on the Adjusted Net Assets of each Borrower. For purposes hereof, "ADJUSTED NET ASSETS" of a Borrower at any date shall mean the lesser of the amount by which (x) the fair value of the assets of such Borrower exceeds the total amount of liabilities, including, without limitation, contingent liabilities, but excluding liabilities under this Agreement, of such Borrower at such date and (y) the present fair salable value of the assets of such Borrower at such date exceeds the amount that will be required to pay the probably liability of such Borrower on its debts (after giving effect to all other fixed and contingent liabilities of such Borrower) excluding Indebtedness in respect of this Agreement, as they become absolute and matured.

            (c) JOINT AND SEVERAL OBLIGATIONS. Notwithstanding anything herein to the contrary, any obligation hereunder of the Company or any Borrowing Subsidiary is the joint and several obligation of each Borrower (including, without limitation, any obligation hereunder which the Agreement does not specifically designate as a joint and several obligation).

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

           The Company hereby represents and warrants to each Agent and each Lender as to itself and, where the following representations and warranties apply to Subsidiaries, as to each of its Subsidiaries, as follows:

           SECTION 3.01. CORPORATE STATUS. The Company, each Borrowing Subsidiary and each other Significant Subsidiary thereof (a) is a corporation, partnership or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has corporate, partnership or limited liability company, as applicable, power and authority to own its property and to transact the business in which it is engaged or presently proposes to engage; and (c) is duly qualified to do business as a foreign corporation, partnership or limited liability company, as applicable, and is in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities or both makes such qualification necessary; except for matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           Schedule 3.01 states as of the date hereof the jurisdiction of incorporation of each Credit Party, each Special Purpose Subsidiary and each other Significant Subsidiary.

           SECTION 3.02. CORPORATE POWER AND AUTHORIZATION. Each Credit Party has the corporate, partnership or limited liability company, as applicable, power to execute, deliver and perform the Loan Documents to be executed by it and has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to be executed by it. Each Borrower has the power to borrow and request the Issuance of the Letters of Credit hereunder and has taken all necessary corporate, partnership or limited liability company, as applicable, action to authorize the borrowings and the requests for the Issuance of the Letters of Credit hereunder on the terms and conditions of this Agreement. No consent or approval of any Person (including, without limitation, any stockholder or member of any Credit Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien of right or distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by each Credit Party, or the validity, enforcement or priority, of the Loan Documents to be executed by it, except as set forth on Schedule 3.02, each of which, except as set forth on
Schedule 3.02, has been duly and validly obtained on or prior to the date hereof and is now in full force and effect and is sufficient for its intended purpose.

           SECTION 3.03. EXECUTION AND BINDING EFFECT. This Agreement and each other Loan Document to which each Credit Party is a party has been, or upon its execution and delivery will be, duly executed and delivered by such Credit Party and each constitutes, or upon its execution and delivery will constitute, the valid and legally binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion. There is no action, suit, proceeding or investigation pending or, to the knowledge of any Credit Party, threatened against or affecting the Company or any of its Subsidiaries which questions the validity or the enforceability of any of the Loan Documents.

           SECTION 3.04. GOVERNMENTAL APPROVALS AND FILINGS. No approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with, or notice to, any Governmental Authority (collectively, "GOVERNMENTAL ACTION") is or will be necessary in connection with execution and delivery of this Agreement or any other Loan Document, consummation by the Credit Parties of the transactions herein or therein contemplated, or performance of or compliance with the terms and conditions hereof or thereof, other than the filings and recordations contemplated by the Collateral Documents. Neither the Company nor any Subsidiary thereof is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or to any Federal or state statute or regulation limiting any Borrower's ability to incur Indebtedness for money borrowed or to request the Issuance of the Letters of Credit. Neither the Company nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

           SECTION 3.05. ABSENCE OF CONFLICTS. The execution and delivery by each Credit Party of this Agreement and each other Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any Law (including, without limitation, Regulations U, T and X of the Federal Reserve Board) and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or its certificate of incorporation or by-laws or any similar constituent documents or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any material agreement, bond, note or indenture to which it is a party (by successor in interest or otherwise), or by which it is bound or any of its properties or assets is affected, or, except under the Collateral Documents, result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Company or any of its Subsidiaries.

           SECTION 3.06. FINANCIAL STATEMENTS. (a) The Company has heretofore furnished to each Agent and each Lender a consolidated balance sheet of the Company and its consolidated Subsidiaries as of December 31, 2001 and the related consolidated statements of income, cash flows and changes in stockholders' equity for the fiscal year then ended, as examined and reported on by PricewaterhouseCoopers LLP, independent certified public accountants for the Company, who delivered an opinion in respect thereof, unqualified as to scope of audit. Such financial statements (including the notes thereto) present fairly in all material respects the financial condition of the Company and its consolidated Subsidiaries as of the end of such fiscal year and the results of their operations and their cash flows for the fiscal year then ended, all in conformity with GAAP.

            (b) The Company has heretofore furnished to each Agent and each Lender a consolidated balance sheet of the Company and its consolidated Subsidiaries as of March 31, 2002 and the related consolidated statements of income, cash flows and changes in stockholders' equity for the fiscal quarter then ended. Such financial statements present fairly in all material respects the financial condition of the Company and its consolidated Subsidiaries as of the end of such fiscal quarter and the results of their operations and their cash flows for the fiscal quarter then ended, all in conformity with GAAP (subject to customary year-end audit adjustments and the absence of footnotes).

           SECTION 3.07. ABSENCE OF UNDISCLOSED LIABILITIES. As of the date hereof, neither the Company nor any Subsidiary of the Company has any liability or obligation of any nature whatever (whether absolute, accrued, contingent or otherwise, whether or not due), forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments, except (a) as disclosed in the financial statements referred to in Section 3.06 hereof or on Schedule 3.07(a), (b) matters that, individually or in the aggregate, in the Company's reasonable judgment, could not reasonably be expected to have a Material Adverse Effect and (c) liabilities, obligations, commitments and losses incurred after March 31, 2002 otherwise permitted, or not restricted, by the Previous Credit Agreement or this Agreement. As of the date hereof, neither the Company nor any Subsidiary of the Company had any Indebtedness other than the Indebtedness of the Company and its Subsidiaries set forth on Schedule 3.07(b).

           SECTION 3.08. ABSENCE OF MATERIAL ADVERSE CHANGES. Except as disclosed in the financial statements referred to in Section 3.06 hereof or on
Schedule 3.07(a), since March 31, 2002, there has been no material adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

           SECTION 3.09. ACCURATE AND COMPLETE DISCLOSURE. No information heretofore, contemporaneously or hereafter provided by or on behalf of the Company or any Subsidiary thereof in writing to any Agent or any Lender in writing pursuant to or in connection with any Loan Document or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances in which it was provided; PROVIDED that, with respect to projections and similar financial information, no representation or warranty is made pursuant to this Section 3.09 except that such projections and similar financial information were prepared in good faith based upon assumptions believed by management of the Company to be reasonable at the time of such preparation.

           SECTION 3.10. MARGIN REGULATIONS. No part of the proceeds of any Loan or any Letter of Credit issued hereunder will be used for the purpose of buying or carrying any "MARGIN STOCK," as such term is used in Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, or to extend credit to others for the purpose of buying or carrying any "margin stock," in either case in a manner which would violate or conflict with Regulation T, U, or X of the Board of Governors of the Federal Reserve System. Neither the Company nor any Subsidiary thereof is engaged in the business of extending credit to others for the purpose of buying or carrying "margin stock." Neither the making of any Loan, the issuance of any Letter of Credit nor any use of proceeds of any such Loan or Letter of Credit will violate or conflict with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System, as amended from time to time.

           SECTION 3.11. SUBSIDIARIES. Schedule 3.11(a) states as of the date hereof each Significant Subsidiary and Borrowing Subsidiary of the Company and the percentage of outstanding shares owned by the Company, by each Borrowing Subsidiary and by each other Significant Subsidiary. The outstanding shares of each Significant Subsidiary and Borrowing Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Company and each Significant Subsidiary and Borrowing Subsidiary thereof owns beneficially and of record and has good title to all of the shares represented by the ownership percentage shown in such Schedule 3.11(a), free and clear of any Lien (other than the Lien of the Collateral Documents). There are no options, warrants, calls, subscriptions, conversion rights, exchange rights, preemptive rights or other rights, agreements or arrangements (contingent or otherwise) which may in any circumstances now or hereafter obligate any Significant Subsidiary or Borrowing Subsidiary to issue any shares of its capital stock or any other securities. Except as set forth on Schedule 3.11(b), as of the date hereof, no Significant Subsidiary or Borrowing Subsidiary has outstanding any class of preferred stock or any class of common stock with a prior right to dividends.

           SECTION 3.12. PARTNERSHIPS, ETC. As of the date hereof, neither the Company, any Borrowing Subsidiary nor any other Significant Subsidiary is a partner (general or limited) of any partnership, is a party to any joint venture or owns (beneficially or of record) any equity or similar interest in any similar Person (including, without limitation, any interest pursuant to which the Company, such Borrowing Subsidiary or such other Significant Subsidiary has or may in any circumstance have an obligation to make capital contributions to, or be generally liable for or on account of the liabilities, acts or omissions of such other Person), except for the partnership interests and joint ventures set forth in Schedule 3.12.

           SECTION 3.13. LITIGATION. There is no pending or (to the Company's knowledge) threatened action, suit, proceeding or investigation by or before any Governmental Authority against or affecting the Company or any Subsidiary of the Company, except for (a) matters described in the financial statements referred to in Section 3.06 hereof or in Schedule 3.13 (collectively, the "DISCLOSED LITIGATION") and (b) matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no change in the status, or financial effect on any Credit Party, of the Disclosed Litigation from that described in the financial statements referred to in
Section 3.06 or on Schedule 3.13 that could reasonably be expected to have a Material Adverse Effect.

           SECTION 3.14. ABSENCE OF EVENTS OF DEFAULT. No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Potential Default.

           SECTION 3.15. ABSENCE OF OTHER DEFAULTS. Except as disclosed on
Schedule 3.15, neither the Company nor any Subsidiary thereof is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party (by successor in interest or otherwise) or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which individually or in the aggregate, would have a Material Adverse Effect. The Company and each Subsidiary thereof have complied and are in compliance in all respects with all Laws, except for such instances of non-compliance that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           SECTION 3.16. INSURANCE. The policies, binders or self-insurance programs for fire, liability, product liability, workmen's compensation, vehicular and other insurance currently held by or on behalf of the Company and each Subsidiary thereof insure its material properties and business activities against such losses and risks as are adequate to protect its properties in accordance with customary industry practice when entered into or renewed. To the best knowledge of the Company, as of the date hereof, all such policies, binders and self-insurance programs are in full force and effect. As of the date hereof, except as set forth on Schedule 3.16, neither the Company nor, to the best knowledge of the Company, any of its Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance and, to the best knowledge of the Company, no such improvements or expenditures are required. As of the date hereof, neither the Company nor, to the best knowledge of the Company, any of its Subsidiaries has received notice of cancellation of any material insurance policy or binder.

           SECTION 3.17. TITLE TO PROPERTY. The Company and each Subsidiary thereof has good and marketable title in fee simple to all material real property owned or purported to be owned by it and necessary for the operation of its business and good title to all other material property of whatever nature owned or purported to be owned by it, including, without limitation, all material property reflected in the most recent audited balance sheet referred to in Section 3.06 hereof or submitted pursuant to Section 5.01(A) hereof, as the case may be (except as sold or otherwise disposed of in the ordinary course of business after the date of such balance sheet) in each case free and clear of all Liens, other than Permitted Liens or other Liens permitted pursuant to
Section 6.02 hereof.

           SECTION 3.18. INTELLECTUAL PROPERTY. The Company and each Subsidiary thereof owns, or is licensed or otherwise has the right to use, all the patents, trademarks, service marks, names (trade, service, fictitious or otherwise), copyrights, technology (including, without limitation, computer programs and software), processes, data bases and other rights, free from burdensome restrictions, necessary to own and operate its properties and to carry on its business as presently conducted and presently planned to be conducted without conflict with the rights of others, except for such instances of non-compliance that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           SECTION 3.19. TAXES. The Company and each Subsidiary thereof have filed all Federal and other material tax returns required to be filed by it and has not failed to pay any material taxes, or interest and penalties relating thereto, on or before the due dates thereof except for taxes not yet due and except for those the amount or validity of which is currently being contested in good faith by appropriate proceedings. Except to the extent that reserves therefor are reflected in the financial statements, to the best knowledge of the Company (a) there are no material Federal, state or local tax liabilities of the Company or any of its Subsidiaries due or to become due for any tax year ended on or prior to the date hereof relating to the Company or any of its Subsidiaries, whether incurred in respect of or measured by the income of the Company or any of its Subsidiaries, which are not properly reflected in the financial statements delivered pursuant to Section 3.06, and (b) there are no material claims pending, proposed or threatened against the Company or any of its Subsidiaries for past Federal, state or local taxes, except those, if any, as to which proper reserves in accordance with GAAP are reflected in such financial statements.

           SECTION 3.20. EMPLOYEE BENEFITS. (a) No borrowing or issuance of Letters of Credit contemplated by this Agreement is a transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code or a civil penalty assessed pursuant to Section 502(i) of ERISA (assuming that monies other than monies representing plan assets are borrowed hereunder). Neither the Company, any of its Subsidiaries nor any other Person, including any fiduciary, has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) which could subject any of the Benefit Plans, the Company, or any Subsidiary (or any entity which they have an obligation to indemnify) to any tax or penalty imposed under 4975 of the Code or Section 502(i) of ERISA or any other material liability under a foreign law of similar nature which alone or together with any other item described in this Section 3.20 would have a Material Adverse Effect.

            (b) No Borrower nor any of the Company's other Significant Subsidiaries (including any member of their respective Controlled Group) (i) has incurred or expects to incur any liability under Title IV of ERISA or Section 502(g) of ERISA or any analogous provision relating to Section 515 of ERISA or
(ii) has become subject or expects to be subject to the lien described in
Section 412(n) of the Code, which alone or together with any other item described in this Section 3.20 would have a Material Adverse Effect.

            (c) The Pension Plans do not have an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. No Pension Plan has benefit liabilities as defined in Section 400 l(a)(16) of ERISA which exceed the assets of such Pension Plan by such an amount that the termination of such Pension Plan alone or together with any other item described in this Section 3.20 would have a Material Adverse Effect. The Company has received a favorable determination letter from the IRS with respect to all Pension Plans except for such Pension Plans with respect to which the failure to receive such a favorable determination would not alone or together with any other item described in this Section 3.20 have a Material Adverse Effect and nothing has happened since the date of such letter that has adversely affected such qualification. There is no Lien outstanding or security interest given in connection with a Pension Plan or under Title IV of ERISA which would have a Material Adverse Effect. As of the date hereof, the Company has received both IRS and PBGC approval with respect to any terminated Benefit Plans subject to Title IV of ERISA.

            (d) No Borrower nor any of the Company's other Significant Subsidiaries (including any member of their respective Controlled Group) is in default in any material respect under any Benefit Plan and all Benefit Plans are administered in accordance with their terms and are in all material respects in compliance with all applicable Laws, except where any such default or failure to comply would not alone or together with any other item described in this Section
3.20 have a Material Adverse Effect.

           SECTION 3.21. ENVIRONMENTAL MATTERS. (a) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, has been operated in compliance with all applicable Requirements of Law, except for (i) matters set forth in Schedule 3.21(a) or matters which have been resolved to the satisfaction of the relevant Governmental Authority and (ii) matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (b) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, has obtained all Environmental Permits required by applicable Requirements of Law for the ownership and operation of their respective properties, and all such Environmental Permits are in full force and effect or the Company and each Significant Subsidiary of the Company, as the case may be, has made all appropriate filings for issuance or renewal of such Environmental Permits, except for (i) matters set forth in Schedule 3.21(b), and
(ii) matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (c) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, is not aware of any acts, omissions, events or circumstances that may interfere with or prevent continued compliance with the

Requirements of Law and Environmental Permits referred to in (a) and (b) above, except for (i) matters set forth in Schedule 3.21(c), and (ii) matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (d) The Company and each Significant Subsidiary of the Company will use its best efforts to comply with all Requirements of Law and obtain all Environmental Permits which may be legally imposed in the future in jurisdictions in which the Company and each Significant Subsidiary, as the case may be, may then be doing business; PROVIDED, HOWEVER, that the Company and each Significant Subsidiary shall not be deemed to be in violation of this Section
3.21 as a result of any failure to comply with any provisions of such Requirements of Law and Environmental Permits (i) the applicability or validity of which is being contested by the Company or any of Company's Significant Subsidiaries in good faith and by appropriate proceedings, or (ii) the noncompliance with which would not result in fines, penalties, injunctive relief of other civil or criminal liabilities which, individually or in the aggregate, would have a Material Adverse Effect.

            (e) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, has not received notice of any asserted or threatened claim, action, suit, proceeding, hearing, investigation or request for information relating to any Environmental Matter, except for (i) matters set forth in Schedule 3.21(e), and (ii) matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (f) The Company and each Significant Subsidiary of the Company, to the Company's knowledge, has not received notice from any governmental authority that any of them is a potentially responsible party under any Requirements of Law at any disposal site containing Hazardous Materials, nor received any notice that any lien under any Requirements of Law against any property of any Borrower or other Significant Subsidiary of the Company exists, except for (i) matters setting forth in Schedule 3.21(f), and (ii) matters, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           SECTION 3.22. COLLATERAL. The Collateral Documents create valid security interests in or mortgage Liens on the Collateral purported to be covered thereby, which security interests or mortgage liens are and will remain perfected security interests or mortgage liens to the extent and with the priority contemplated by the Collateral Documents. Each of the representations and warranties made by each Credit Party in each Collateral Document to which it is a party is true and correct in all material respects as of each date made or deemed made.

                                    ARTICLE 4
                              CONDITIONS OF LENDING

           SECTION 4.01. CONDITIONS TO EFFECTIVENESS. This Agreement, and the obligation of each Lender to make Loans (or of the LC Issuer to Issue a Letter of Credit) hereunder, shall not become effective until the date (the "EFFECTIVE DATE") on which each of the following conditions precedent is satisfied (or waived in accordance with Section 10.03):

            (a) AGREEMENT; NOTES. The Administrative Agent shall have received executed counterparts of this Agreement, duly executed by each Credit Party, each Agent and each Lender, and executed Notes conforming to the requirements hereof, duly executed on behalf of each Borrower for each Lender requesting the same.

            (b) CORPORATE PROCEEDINGS. The Administrative Agent shall have received certificates by the Secretary or Assistant Secretary of each Credit Party dated as of the Effective Date as to (i) true copies of the articles of incorporation and by-laws (or other constituent documents) of such Credit Party in effect on such date, (ii) true copies of all corporate or limited liability company action taken by such Credit Party relative to this Agreement and the other Loan Documents and (iii) the incumbency and signature of the respective officers of such Credit Party executing this Agreement and the other Loan Documents to which such Credit Party is a party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary. The Administrative Agent shall have received certificates from the appropriate Secretary of State or other applicable Governmental Authority dated not more than 30 days before the Effective Date showing the good standing of each Credit Party in its state of organization.

            (c) FINANCIAL STATEMENTS. The Administrative Agent shall have received, with a copy for each Lender, copies of the consolidated financial statements referred to in Section 3.06 hereof.

            (d) OPINIONS OF COUNSEL TO THE CREDIT PARTIES. The Administrative Agent shall have received opinions addressed to the Agents and each Lender, dated the Effective Date of (i) Thomas R. O'Brien, Esquire, Senior Vice President and General Counsel of the Company, (ii) White & Case LLP, special New York counsel to the Credit Parties, and (iii) local counsel in each jurisdiction where a Mortgaged Property is located, each in a form reasonably satisfactory to the Administrative Agent.

            (e) FEES, EXPENSES, ETC. All fees and other compensation required to be paid to each Agent or the Lenders pursuant hereto or pursuant to any other written agreement on or prior to the Effective Date, including, without limitation, the remaining balance of the amendment fee referred to in Section 2.09(B)(II), shall have been paid or received.

            (f) SECURITY. The Collateral and Guarantee Requirement shall have been satisfied (PROVIDED that if the consents of (x) C.I.T. Financial Corporation, N.J., the lessee of the property under that certain Agreement of Lease dated December 21, 1981, by and between Foster Wheeler Energy Corporation, and (y) Fleet National Bank, the mortgagee under that certain Mortgage dated June 30, 1989, which are required for the delivery of the second priority lien mortgage on the property located at 8 Peach Tree Hill Road (a.k.a. 610 CIT Drive), Livingston Township, New Jersey, are not received by the time all the other conditions set forth in this Section 4.01 have been satisfied (or waived in accordance with Section 10.03), such consents shall be deemed to have been waived for purposes of the Effective Date, and the Company shall use its commercially reasonable efforts to promptly obtain such consents and deliver such Mortgage) and the Administrative Agent shall have received a completed Perfection Certificate dated the Effective Date and signed by a Responsible Officer of the Company, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Credit Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

            (g) REFINANCING OF EXISTING FACILITIES. (i) The lease facility or financing currently encumbering the property described in the definition of Perryville III Lease Facility shall have been repaid in full and replaced and refinanced with a new Perryville Lease Facility and (ii) a new Securitization Transaction shall have been consummated, in each case on terms reasonably satisfactory to the Administrative Agent and the Required Lenders.

            (h) REPRESENTATIONS AND WARRANTIES. The Administrative Agent shall have received a certificate of a Responsible Officer of the Company, in form satisfactory to the Administrative Agent and stating that:

            (i) Each of the representations and warranties made herein by each Credit Party is true and correct in all material respects on and as of the Effective Date as if made on and as of such date (except with respect to representations and warranties which specifically refer to an earlier date, which are true and correct in all material respects as of such earlier date), both before and after giving effect to the making of any Loans or the

           Issuance of any Letters of Credit requested to be made or Issued, as the case may be, on such date.

           (ii) No Event of Default or Potential Default has occurred and is continuing on the Effective Date or after giving effect to the occurrence of the Effective Date and the making of any Loans or the Issuance of any Letters of Credit requested to be made or Issued, as the case may be, on such date.

            (i) BALANCE SHEET. The Company shall have delivered to the Administrative Agent a balance sheet of the Company and its consolidated Subsidiaries as of June 28, 2002, giving effect to the transactions contemplated by this Agreement and prepared in accordance with United States generally accepted accounting principles (as defined in the Indenture), along with a certificate of a Responsible Officer of the Company (i) certifying that such balance sheet was prepared in accordance with United States generally accepted accounting principles and (ii) setting forth the amount of Consolidated Net Tangible Assets (as defined in the Indenture) as of such date (the aggregate amount of the Term Loans to be made on the Effective Date not to exceed 5% of such amount).

            (j) ADDITIONAL MATTERS. All corporate and other proceedings, and all documents, instruments and other matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to each Agent.

           Notwithstanding the foregoing, this Agreement and the obligations of the Lenders to make Loans and of the LC Issuer to Issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.03) at or prior to 3:00 p.m., New York City time, on August 30, 2002 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

           SECTION 4.02. CONDITIONS TO ALL LOANS AND LETTERS OF CREDIT. The obligation of each Lender to make any Loan (including the initial Loans) and of the LC Issuer to Issue any Letter of Credit (including the initial Letter of Credit) is subject to satisfaction of the following conditions precedent:

            (a) NOTICE. Appropriate notice of such Loan or request for the Issuance of such Letter of Credit, as the case may be, shall have been given by the Company as provided in Article 2 hereof.

            (b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made herein by each Credit Party shall be true and correct in all material respects on and as of such date as if made on and as of such date (except with respect to representations and warranties which specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date), both before and after giving effect to the Loans or the Letters of Credit requested to be made or Issued, as the case may be, on such date.

            (c) NO DEFAULTS. No Event of Default or Potential Default shall have occurred and be continuing on such date or after giving effect to the Loans or the Letters of Credit requested to be made or Issued, as the case may be, on such date.

            (d) NO VIOLATIONS OF LAW, ETC. Neither the making nor use of the Loans shall cause any Lender to violate or conflict with any Law. Neither the issuance nor use of the Letters of Credit shall cause the LC Issuer to violate or conflict with any Law.

            (e) CASH COLLATERAL. In the case of Issuance of a Letter of Credit, the Borrowers shall have Cash Collateralized such Letter of Credit to the extent (if any) required by Section 2.12(d).


           Each request by the Company (acting on behalf of any Borrower) for any Loan or Letter of Credit (including the initial Loans and Letter of Credit) shall constitute a representation and warranty by each Borrower that the conditions set forth in this Section 4.02 have been satisfied as of the date of such request. Failure of the Administrative Agent to receive notice from the Company to the contrary before such Loan is made or such Letter of Credit is issued shall constitute a further representation and warranty by the Company that the conditions referred to in this Section 4.02 have been satisfied as of the date such Loan is made or such Letter of Credit is Issued.



                                    ARTICLE 5
                              AFFIRMATIVE COVENANTS

           The Company hereby covenants to each Agent and each Lender as follows:

            SECTION 5.01. BASIC REPORTING REQUIREMENTS. (a) ANNUAL FINANCIAL REPORTS. The Company shall deliver to the Administrative Agent, with a copy for each Lender, as soon as available, but in any event within 90 days after the last day of each of its fiscal years, an audited consolidated (and an unaudited consolidating) balance sheet of Parent as at such last day of each such fiscal year, and the related consolidated and consolidating statements of income and retained earnings and changes in financial position, for such fiscal year, and setting forth in each case in comparative form the figures for the Budget and the immediately preceding fiscal year, each prepared in accordance with GAAP (except as required by any change in accounting principles or concurred in by Parent's independent certified public accountants), in reasonable detail (although the consolidating financial statements delivered pursuant to this Section 5.01(a) shall cover the Subsidiaries (or group of Subsidiaries) and shall be in such detail as are consistent with the consolidating financial statements prepared by the Company for the Lenders at the date of this Agreement), and, as to the consolidated financial statements, certified without qualification (other than relating to a change in accounting principles with which such accountants concur and other than any other qualification which the Administrative Agent and the Required Lenders deem, in their reasonable judgment, to be immaterial) by PricewaterhouseCoopers LLP or another firm of independent certified public accountants reasonably satisfactory to the Administrative Agent as fairly presenting in all material respects the financial position and the results of operations of Parent as at and for the year ending on such date and as having been prepared in accordance with GAAP.

            (b) QUARTERLY FINANCIAL REPORTS. The Company shall deliver to the Administrative Agent, with a copy for each Lender, as soon as available, but in any event within 45 days after the end of each of the Company's first three fiscal quarterly periods, consolidated and the related consolidating balance sheets of the Company as of the last day of such quarter and consolidated and consolidating statements of income and retained earnings and changes in financial position, for such quarter, and setting forth in each case in comparative form the figures for the Budget and the corresponding period of (or, in the case of the balance sheet, as at the end of) the immediately preceding fiscal year, all in reasonable detail (although the consolidating financial statements delivered pursuant to this Section 5.01(b) shall cover the Subsidiaries (or group of Subsidiaries) and shall be in such detail as are consistent with the consolidating financial statements prepared by the Company for the Lenders at the date of this Agreement), each such statement to be certified in a certificate of a Responsible Officer of the Company, as fairly presenting in all material respects the financial position and the results of operations of the Company as at such date and for such quarter and as having been prepared in accordance with GAAP (subject to customary year-end audit adjustments and the absence of footnotes).

            (c) MONTHLY FINANCIAL REPORTS. The Company shall deliver to the Administrative Agent, with a copy for each Lender, as soon as available, but in any event within 30 days after the end of each of the first two months of a fiscal quarter and within 45 days after the end of the third fiscal month of a fiscal quarter, consolidated and consolidating balance sheets of the Company as of the last day of such month and the related consolidated and consolidating statements of income and retained earnings and changes in financial position, for such month, and setting forth in each case in comparative form the figures for the corresponding period of (or, in the case of the balance sheet, as at the end of) the immediately preceding fiscal year, and setting forth a comparison of selected figures with the Budget, all in reasonable detail (although the consolidating financial statements delivered pursuant to this Section 5.01(c) shall cover the Subsidiaries (or group of Subsidiaries) and shall be in such detail as are consistent with the consolidating financial statements prepared by the Company for the Lenders at the date of this Agreement), each such statement to be certified in a certificate of a Responsible Officer of the Company, as fairly presenting in all material respects the financial position and the results of operations of the Company as at such date and for such month and as having been prepared in accordance with GAAP (subject to customary year-end audit adjustments and the absence of footnotes).

            (d) QUARTERLY COMPLIANCE CERTIFICATES. The Company shall deliver to the Administrative Agent, with a copy for each Lender, a Quarterly Compliance Certificate in substantially the form of Exhibit C, duly completed and signed by a Responsible Officer of the Company concurrently with the delivery of the financial statements referred to in subsections (a) and (b) of this Section
5.01. Each such Quarterly Compliance Certificate shall in addition include a listing, as of the end of the most recently completed fiscal quarter, showing the respective amounts of Indebtedness for borrowed money of each Subsidiary (other than any Special Purpose Subsidiary) of the Company which is organized under the laws of a jurisdiction outside the United States. To the extent such information is not included in the financial statements delivered pursuant to
Section 5.01(A) hereof, each Quarterly Compliance Certificate with respect to the last quarter of a fiscal year shall in addition include (i) a listing, as of the end of such quarter, of the respective amounts of Indebtedness for borrowed money of each Special Purpose Subsidiary of the Company which is organized under the laws of a jurisdiction outside the United States and (ii) a calculation of Excess Cash Flow for such fiscal year, in reasonable detail and in form and scope reasonably satisfactory to the Administrative Agent and with such further detail as the Administrative Agent may reasonably request.

            (e) CASH FLOW ANALYSIS. The Company shall deliver to the Administrative Agent, with a copy for each Lender, on a biweekly basis, an analysis of the cash flow of the Company and each of its Domestic Subsidiaries for such period, setting forth (i) in comparative form the figures for the Budget and (ii) cash flow forecasts for the next four weeks on a weekly basis and the next two months on a monthly basis, all in reasonable detail and in form and scope reasonably satisfactory to the Administrative Agent and with such further detail as the Administrative Agent may reasonably request.

            (f) CERTAIN OTHER REPORTS AND INFORMATION. Promptly upon their becoming available to the Company, the Company shall deliver to the Administrative Agent, with a copy for each Lender, a copy of (i) all regular or special reports, registration statements and amendments to the foregoing which the Company or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, and (ii) all reports, proxy statements, financial statements and other information distributed by the Company to its stockholders (for distribution to Parent's stockholders) or bondholders.

            (g) FURTHER INFORMATION. The Company will promptly furnish to the Administrative Agent, with a copy for each Lender that has requested the same, such other information and in such form as any Agent or any Lender may reasonably request from time to time.

            (h) NOTICE OF CERTAIN EVENTS. Promptly upon becoming aware of any of the following, the Company shall give the Administrative Agent notice thereof, together with a written statement of a Responsible Officer of the Company setting forth the details thereof and any action with respect thereto taken or proposed to be taken by the Company:

            (i) Any Event of Default or Potential Default; PROVIDED, HOWEVER, that the Company shall not be required to deliver notice of any violation of any covenant contained in Section 5.01 hereof (other than subparagraph (h)(i) thereof) during the first five days after the first occurrence of such violation if the Company reasonably believes that such violation will be cured within such five-day period.

           (ii) Any change in the business, operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole which could reasonably be expected to have a Material Adverse Effect.

          (iii) Any pending or threatened action, suit, proceeding or investigation by or before any Governmental Authority against the Company or any Subsidiary, except for matters that, if adversely decided, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           (iv) Any violation, breach or default by the Company or any Subsidiary of the Company of or under any agreement or instrument material to the business, operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole which could in the reasonable judgment of the Company have a Material Adverse Effect.

            (v) Any material correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Benefit Plan or Pension Plan, relating to an actual or threatened change or development which would materially and adversely affect the financial condition of the Company and its Subsidiaries taken as a whole; and copies of any notices from the PBGC to the Company with respect to the intent of the PBGC to institute involuntary proceedings.

           (vi) Any Environmental Claim pending or threatened against the Company or any Significant Subsidiary of the Company, or any past or present acts, omissions, events or circumstances (including, without limitation, any dumping, leaching, deposition, removal, abandonment, escape, emission, discharge or release of any Hazardous Material at, on or under any facility or property now or previously owned, operated or leased by the Company or any Significant Subsidiary of the Company) that could form the basis of such Environmental Claim, which Environmental Claim, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (i) VISITATION; VERIFICATION. The Company shall, and shall cause each of its Subsidiaries to, permit the Lenders to make or cause to be made, at their own expense (and, with respect to E&Y, during the term and within the scope of their engagement as approved by the Company, at the Company's expense), inspections and audits of any of its books, records and papers and to make extracts therefrom and copies thereof, or to make inspections and examinations of any of its properties and facilities (including, without limitation, any Project sites), on reasonable notice, at all such reasonable times and as often as any Lender may reasonably require, in order to assure that the Company and its Subsidiaries are and will be in compliance with their respective obligations under the Loan Documents or to evaluate the Lenders' investment in the then outstanding Loans. The Company shall have the right to have an authorized representative present during the inspection and examination of any of the Company's or any of its Subsidiaries' properties and facilities; PROVIDED, HOWEVER, that the exercise of such right shall not delay or hinder the Lenders' right to such inspection and examination.

            (j) STATUS REPORTS. Within five Business Days after the delivery of the financial statements described in subsection (c) of this Section 5.01 for fiscal months ended on or before March 31, 2003, the Company shall permit the

Administrative Agent and the Lenders access (whether by teleconference or in person as agreed between the Company and the Administrative Agent) to its management (and, with respect to matters covered by clause (ii) below, its advisors with respect to such proposed Asset Sales) to discuss, in detail reasonably satisfactory to the Administrative Agent, (i) the status of the Jay Alix engagement as in effect on the date hereof, (ii) the status of any proposed Asset Sales and (iii) the business and operations of the Company and its Subsidiaries.

            (k) ANNUAL BUDGET. Within 45 days after the first day of each fiscal year, an annual budget of the Company for the then-current fiscal year, setting forth for each fiscal quarter of such fiscal year the projected balance sheet and statements of income and cash flows for such fiscal year for the Company and its Subsidiaries on a consolidated basis, the Domestic Subsidiaries on a consolidated basis and each business unit, all in reasonable detail and in form and scope reasonably satisfactory to the Administrative Agent.

           The Administrative Agent shall promptly deliver to each Lender copies of all notices received pursuant to this Section 5.01. Reports required to be delivered pursuant to this Section 5.01 shall be deemed to have been delivered on the date on which the Company delivers such report to the Administrative Agent electronically for posting on IntraLinks/IntraAgency or other relevant third-party commercial website (if any) on the Company's behalf; PROVIDED that
(y) the Company shall deliver paper copies of such reports to the Administrative Agent or any Lender who requests the Company to deliver such paper copies until written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (z) in every instance the Company shall provide paper copies of the Quarterly Compliance Certificates required by Section 5.01(D) to the Administrative Agent and each of the Lenders. Except for such Quarterly Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the reports referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such reports.

           SECTION 5.02. INSURANCE. (a) The Company shall maintain and/or shall cause each of its Subsidiaries to maintain, at its respective expense, and keep in effect with responsible insurance companies, such liability insurance for bodily injury and third party property damage as is customary in the case of corporations engaged in the same or similar business or having similar properties, similarly situated, PROVIDED, HOWEVER, that the Company may maintain a system of self-insurance in accordance with sound business practice as is customary for corporations having a similar net worth as the Company or on a basis consistent with that in effect on the date hereof. The Company shall, and shall cause each of its Subsidiaries to, keep and maintain, at its expense, its material real and personal property insured against loss or damage by fire, theft, explosion, spoilage, and all other risks ordinarily insured against by other owners or users of such properties in similar businesses in an amount equal to the full replacement or cash value thereof, subject to deductible amounts which the Company, in its reasonable judgment, deems prudent. The Company shall, and shall cause each of its Subsidiaries to, carry all insurance required by Law to cover its obligations to the PBGC.

            (b) Property Insurance Policies (including any Property Insurance Policies required to be maintained pursuant to subsection (c) of this Section) maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgagee clause (regarding improvements to real property) and lenders' loss payable clause (regarding personal property), in each case in favor of the Administrative Agent and providing for losses thereunder to be payable to the Administrative Agent or its designee as joint loss payee (it being understood that, subject to the rights of the Credit Parties under the Loan Documents upon an Event of Default, loss payments shall be endorsed by each loss payee and provided to the respective insured) and (ii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Secured Parties. Property Insurance Policies shall not include co-insurance provisions whereby the Company, any other Credit Party, the Administrative Agent or any other Person is co-insurer. Commercial general liability policies (other than project policies) of the Credit Parties shall be endorsed to name the Administrative Agent as an additional insured as to any claims which are (or could be) asserted against the Company or a Subsidiary. Each such policy referred to in this subsection also shall provide that it shall not be canceled, modified in any material respect or not renewed (x) by reason of nonpayment of premium except upon at least 10 days' prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (y) for any other reason except upon at least 30 days' prior written notice thereof by the insurer to the Administrative Agent. The Company shall deliver to the Administrative Agent, prior to the cancellation, modification in any material respect or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of a policy) together with evidence reasonably satisfactory to the Administrative Agent of payment of the premium therefor.

            (c) If at any time the area in which any Mortgaged Property is located is designated a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), the Company shall obtain flood insurance in the minimum amount required to comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time.

           SECTION 5.03. PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND PRIORITY CLAIMS. The Company shall, and shall cause each Subsidiary to, pay or discharge

            (a) on or prior to the date on which penalties are imposed by a taxing authority with respect thereto, all material taxes, assessments and other governmental charges imposed upon it or any of its properties;

            (b) on or prior to the date when due, all material lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property not otherwise permitted under this Agreement; and

            (c) on or prior to the date when due, all other material lawful claims which, if unpaid, might result in the creation of a Lien upon any such property not otherwise permitted under this Agreement or which, if unpaid, might give rise to a claim entitled to priority over general creditors of the Company or such Subsidiary in a case under Title 11 (Bankruptcy) of the United States Code, as amended;

PROVIDED that, unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced the Company or such Subsidiary need not pay or discharge any such tax, assessment, charge or claim so long as (x) the validity thereof is contested in good faith and by appropriate proceedings diligently conducted and (y) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor.

           SECTION 5.04. PRESERVATION OF CORPORATE STATUS. The Company shall, and shall cause each other Credit Party and each of the Company's other Significant Subsidiaries to, do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence and all permits, rights and privileges necessary for the proper conduct of its business; PROVIDED, HOWEVER, that nothing in this Section 5.04 shall prevent the withdrawal by the Company, any other Credit Party or any of the Company's other Significant Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a Material Adverse Effect; and PROVIDED FURTHER that nothing in this Section 5.04 shall prevent the Company, any other Credit Party or any of the Company's other Significant Subsidiaries from (i) failing to maintain or terminating any right, privilege or permit, if such failure or termination, is not in violation of or will not cause an Event of Default under, any provision of this Agreement and does not have a

Material Adverse Effect or (ii) selling any such Person in an Asset Sale or consummating a merger or liquidation, in each case, otherwise permitted under this Agreement

           SECTION 5.05. GOVERNMENTAL APPROVALS AND FILINGS. The Company shall, and shall cause each Subsidiary to, keep and maintain in full force and effect all Governmental Actions necessary in connection with execution and delivery of any Loan Document, consummation of the transactions hereon or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof.

           SECTION 5.06. MAINTENANCE OF PROPERTIES. The Company shall, and shall cause each Subsidiary to, maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that they are able to serve the functions for which they are currently being used, except to the extent that the failure to do so would not have a Material Adverse Effect.

           SECTION 5.07. AVOIDANCE OF OTHER CONFLICTS. The Company shall not, and shall not permit any of its Subsidiaries to, violate or conflict with, be in violation of or conflict with, or be or remain subject to any liability (contingent or otherwise) on account of any violation or conflict with:

            (a)   any Law,

            (b) its articles of incorporation or by-laws (or other constituent documents), or

            (c) any agreement or instrument to which it is party or by which any of them or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound), except for matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           SECTION 5.08. FINANCIAL ACCOUNTING PRACTICES. The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account in accordance with normal business practice in which full and appropriate entries shall be made of all dealings or transactions in relation to its business and activities.

           SECTION 5.09. USE OF PROCEEDS. The proceeds of the Loans and Letters of Credit shall be used for the general corporate purposes of the Company and its Subsidiaries. No Borrower shall use the proceeds of any Loans and Letters of Credit hereunder directly or indirectly for any unlawful purpose or in any manner inconsistent with any other provision of any Loan Document.

           SECTION 5.10. CONTINUATION OF OR CHANGE IN BUSINESS. The Company, each of the other Borrowers and each of the Company's other Significant Subsidiaries shall continue to engage in substantially the same lines of business conducted and operated during the present and preceding fiscal year and reasonably related extensions thereof, and the Company shall not, and shall not permit any of the other Borrowers or any other Significant Subsidiary to, substantially engage in any other unrelated businesses.

           SECTION 5.11. CONSOLIDATED TAX RETURN. The Company shall not, and shall not suffer any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person other than Parent, Foreign Holdings, the Company and its Subsidiaries.

            SECTION 5.12. FISCAL YEAR. The Company shall not, and shall not suffer any of its Subsidiaries to, change its fiscal year or fiscal quarter except in accordance with GAAP.

           SECTION 5.13. ERISA. The Company shall, and shall cause each of its Subsidiaries to, as soon as possible and, in any event, within 10 days after the Company knows or has reason to know that a Reportable Event has occurred with respect to a Pension Plan, that a transaction prohibited under ERISA, the Code or a foreign law of similar nature has occurred resulting in a material liability to a Benefit Plan, the Company or any of its Subsidiaries (or any entity which they have an obligation to indemnify), that an accumulated funding deficiency has been incurred or an application is to be or has been made to the Secretary of the Treasury for a waiver of the minimum funding standard with respect to an accumulation funding deficiency of $1,000,000 or more, that a failure to make timely contributions to a Pension Plan may give or has given rise to a lien in a material amount, that an amendment to a Pension Plan may require or requires the granting of a security interest in a material amount, that proceedings are likely to be or have been instituted to terminate a Pension Plan, or that the Company, any other Borrower, any of the Company's other Significant Subsidiaries or a member of their respective Controlled Group will or may incur any material liability under Section 502(g) or any analogous provision relating to Section 515 or Title IV of ERISA, the Company will deliver to the Administrative Agent a certificate of a Responsible Officer setting forth details as to such occurrence and action, if any, which the Company, such Subsidiary or the respective member of their Controlled

Group is required or proposes to take, together with any notices required or proposed to be filed with or by the Company, such Subsidiary or the member of their respective Controlled Group, the PBGC or the plan administrator with respect thereto. For purposes of this Section, an item is material if alone or taken with any other item in this Section, it results in a liability of $1,000,000 or more. Copies of any notices required to be delivered to the Administrative Agent hereunder shall be delivered not later than 10 days after the later of the date such notice has been filed with the IRS or the PBGC or received by the Company, any of its Subsidiaries or members of their respective Controlled Group. Upon the request of the Administrative Agent or any of the Lenders made from time to time, the Company will deliver a copy of the most recent actuarial report and annual report completed with respect to any Benefit Plan and any other financial information the Company has with respect to the Benefit Plan.

           SECTION 5.14. INFORMATION REGARDING COLLATERAL. The Company will give the Collateral Agent at least five days' prior written notice of any change to any Credit Party's (i) legal name, (ii) location (within the meaning of UCC
Section 9-307) or (iii) Federal Taxpayer Identification Number.

           SECTION 5.15. FURTHER ASSURANCES. (a) If any Wholly-Owned Domestic Subsidiary (other than a Special Purpose Subsidiary or an Immaterial Subsidiary) is formed or acquired or any Subsidiary (other than a Special Purpose Subsidiary or an Immaterial Subsidiary) becomes a Wholly-Owned Domestic Subsidiary, in each case, after the Effective Date, the Company will within 15 Business Days thereafter notify the Administrative Agent thereof and, as promptly as practicable thereafter, cause the Collateral and Guarantee Requirement to be satisfied with respect to such Wholly-Owned Domestic Subsidiary and with respect to any Equity Interest in or Indebtedness of such Wholly-Owned Domestic Subsidiary owned directly by any Credit Party. If after the Effective Date any Credit Party acquires any real or personal property with a fair market value of $1,500,000 or more (as reasonably determined by the Company) (other than property constituting Collateral that becomes subject to Liens under the Collateral Documents upon acquisition thereof), the Company will notify the Collateral Agent and the Lenders thereof, and cause such assets to be subjected to a Lien securing the Obligations and take, or cause the relevant Credit Party to take, such actions as shall be necessary or reasonably requested by the Collateral Agent to grant and perfect or record such Lien, and to evidence the same, all at the Company's expense, subject however to the ability of the Company (using commercially reasonable efforts) to obtain any requisite consents the need for which existed at the time of acquisition of such property and was not created in contemplation thereof.

            (b) The Company will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Collateral Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Credit Parties. The Company also agrees to provide to the Collateral Agent, from time to time upon promptly after request, evidence reasonably satisfactory to the Collateral Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents.

            (c) If at any time on or after the Effective Date the aggregate outstanding principal amount of the Revolving Credit Loans is reduced to an amount less than $6,083,000, the Borrowers will not thereafter borrow incremental Revolving Credit Loans unless prior to or contemporaneously with the related notice of borrowing the Borrower shall have furnished to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that any applicable New York State mortgage recording taxes shall have been paid in full.

            (d) If the Permitted CIT Sale does not occur on or before December 31, 2003, the Company shall deliver to the Collateral Agent a title policy and survey for such property, each in form and substance reasonably satisfactory to the Collateral Agent.

            (e) Except with respect to the property located at Peach Tree Hill Road, Essex County, New Jersey, which is covered by subsection (d), on or prior to September 15, 2002, the Company shall deliver, with respect to each Mortgaged Property, (i) a survey of such Mortgaged Property sufficiently detailed to remove the "standard" survey exception and to otherwise permit the issuance of the endorsements and affirmative insurance referred to in clause (ii) below, all as reasonably satisfactory to the Collateral Agent, and (ii) such endorsements or other affirmative insurance to the title insurance policy delivered pursuant to clause (e)(ii) of the definition of "Collateral and Guarantee Requirement" that are issued based on the facts shown on a survey and as are reasonably requested by the Collateral Agent or the Required Lenders; PROVIDED that the Collateral Agent may agree in its discretion to extend such date for compliance or consent to a waiver of any or all of such conditions.

           SECTION 5.16. SUBSIDIARIES. (a) The Company shall cause each Wholly-Owned Domestic Subsidiary that is a Guarantor to remain a Wholly-Owned Domestic Subsidiary, except pursuant to a transaction otherwise permitted under this Agreement by virtue of which (i) such Wholly-Owned Domestic Subsidiary is merged or liquidated into the Company or another Wholly-Owned Domestic Subsidiary or (ii) the Company divests its entire direct and indirect ownership interest in such Wholly-Owned Domestic Subsidiary. Except for Special Purpose Subsidiaries, the Company shall not after May 9, 2002 form or acquire any Domestic Subsidiary which is not a Wholly-Owned Domestic Subsidiary.

            (b) The Company shall not permit any Foreign Subsidiary to form or acquire a Domestic Subsidiary.



                                    ARTICLE 6
                               NEGATIVE COVENANTS

           The Company hereby covenants to each Agent and each Lender as follows:

            SECTION 6.01. FINANCIAL COVENANTS. (a) MINIMUM EBITDA. On and after March 31, 2003, Consolidated Adjusted EBITDA for any fiscal period set forth below shall not be less than the applicable amount set forth below.


                 FISCAL PERIOD                          MINIMUM AMOUNT
                 -------------                          --------------
Four Fiscal Quarters ended closest to 3/31/03             $81,700,000
Four Fiscal Quarters ended closest to 6/30/03             $92,417,000
Four Fiscal Quarters ended closest to 9/30/03            $101,378,000
Four Fiscal Quarters ended closest to 12/31/03           $101,726,000
Four Fiscal Quarters ended closest to 3/31/04            $111,693,000
Four Fiscal Quarters ended closest to 6/30/04            $121,660,000
Four Fiscal Quarters ended closest to 9/30/04            $131,627,000
Four Fiscal Quarters ended closest to 12/31/04           $141,594,000
Four Fiscal Quarters ended closest to 3/31/05            $143,243,000

           (b) SENIOR DEBT RATIO. From and after March 31, 2003, the Senior Debt Ratio shall not, at any date during any period set forth below, be more than the applicable ratio set forth below opposite such period:


                 FISCAL PERIOD                          MAXIMUM RATIO

The last day of the Fiscal Quarter ended closest to
3/31/03 through the day before the last day of the
Fiscal Quarter ended closest to 6/30/03                               6.05
The last day of the Fiscal Quarter ended closest to
6/30/03 through the day before the last day of the
Fiscal Quarter ended closest to 9/30/03                               5.35
The last day of the Fiscal Quarter ended closest to
9/30/03 through the day before the last day of the
Fiscal Quarter ended closest to 12/31/03                              4.85
The last day of the Fiscal Quarter ended closest to
12/31/03 through the day before the last day of
the Fiscal Quarter ended closest to 3/31/04                           4.85
The last day of the Fiscal Quarter ended closest to
3/31/04 through the day before the last day of the
Fiscal Quarter ended closest to 6/30/04                               4.40
The last day of the Fiscal Quarter ended closest to
6/30/04 through the day before the last day of the
Fiscal Quarter ended closest to 9/30/04                               4.05
The last day of the Fiscal Quarter ended closest to
9/30/04 through the day before the last day of the
Fiscal Quarter ended closest to 12/31/04                              3.75
The last day of the Fiscal Quarter ended closest to
12/31/04 through the day before the last day of
the Fiscal Quarter ended closest to 3/31/05                           3.50
The last day of the Fiscal Quarter ended closest to                   3.45
3/31/05 through the day before the last day of the Fiscal Quarter ended closest to 6/30/05

           (c) In the event of any Asset Sale the compliance levels specified in subsections (a) and (b) above for each period ending on or after the date of consummation of such Asset Sale shall be adjusted as determined jointly by the Company and the Administrative Agent. Such determination shall be based upon (i) with respect to Consolidated Adjusted EBITDA, for purposes of both subsections
(a) and (b), a reduction for the contribution of the assets or entity which was the subject of such Asset Sale to the business plan as presented by the Company on May 9, 2002, adjusted for the cushion (35% in 2003 and 30% thereafter) utilized in the initial determination of the minimum amounts specified in subsection (a) above and (ii) with respect to Senior Debt for purposes of subsection (b), an adjustment based on the amount of the actual reduction of the Credit Exposures and the Senior Notes required pursuant to Section 2.12(b) by reason of such Asset Sale. The Administrative Agent shall promptly notify the Lenders of each such adjustment.

           SECTION 6.02. LIENS. The Company shall not and shall not permit any of its Subsidiaries to create, or assume or suffer to exist, any Lien on any of the properties or assets of the Company or any of its Subsidiaries (other than any Special Purpose Subsidiary), whether now owned or hereafter acquired except:

            (a) Liens created by the Company or a Subsidiary thereof on property or assets securing all or part of the purchase price or construction cost thereof (hereinafter referred to individually as a "PURCHASE MONEY SECURITY INTEREST"); PROVIDED, HOWEVER, that:

            (i) Such Purchase Money Security Interest is created before or within 180 days after the purchase of, or the completion of construction of, such property or assets by the Company or such Subsidiary;

           (ii) The transaction in which any Purchase Money Security Interest is proposed to be created is not then prohibited by this Agreement;

          (iii) Any Purchase Money Security Interest shall attach only to the property or asset so acquired or constructed in such transaction (and the proceeds thereof) or any addition thereto or replacement thereof and shall not extend to or cover any other assets or properties of the Company or any of its Subsidiaries; and

           (iv) The Indebtedness secured or covered by any Purchase Money Security Interest together with any other Indebtedness secured by the property or asset acquired shall not exceed 100% of the lesser of the cost or fair market value of the property or asset acquired or constructed and shall not be renewed, extended or prepaid from the proceeds of any borrowing by the Company or any of its Subsidiaries; and

            (v) The aggregate principal amount secured by all Liens permitted by this subsection (a) and subsections (d) and (n) of this Section 6.02 shall not at any time exceed $10,000,000.

            (b) Liens on the property or assets of the Company and its Subsidiaries in existence immediately prior to the Effective Date, as listed on
Schedule 6.02, PROVIDED that no such Lien is spread to cover any additional property after the Effective Date, and the amount of Indebtedness secured thereby is not increased, PROVIDED that such Indebtedness may be extended, renewed, refinanced or replaced;

            (c) Liens on all or any part of the property or the assets of any Subsidiary in favor of the Company or any other Subsidiary (other than a Special Purpose Subsidiary) as security for the Indebtedness and other obligations owing to the Company or such other Subsidiary;

            (d) Liens (whether or not assumed) existing on property or assets at the time of purchase thereof by the Company or any Subsidiary (or on the property or assets of a Subsidiary at the time of the purchase of the Equity Interests of such Subsidiary), PROVIDED that: (i) such Lien is not created in contemplation of the purchase of such property (or such Subsidiary) by the Company or such Subsidiary, (ii) such Lien is confined solely to the property (or such assets of such Subsidiary) so purchased, improvements thereto and proceeds thereof and (iii) the aggregate principal amount secured by all Liens permitted by this subsection (d) and subsections (a) and (n) of this Section
6.02 shall not at any time exceed $10,000,000;

            (e)   Permitted Liens;

            (f) Liens on cash or cash equivalents in an aggregate amount of up to $50,000,000 securing performance letters of credit issued to secure obligations of the Company or any Subsidiary in connection with the project for the Jacksonville Electric Authority;

            (g) Liens on the Retained Amount securing letters of credit and similar instruments issued to secure (i) obligations of the Company or any Subsidiary in connection with projects and (ii) any other obligations of the Company or any Subsidiary permitted to be incurred hereunder;

            (h) Liens on the Equity Interests of, and on the property or assets of, a Special Purpose Subsidiary securing Non-Recourse Project Debt of such Special Purpose Subsidiary;

            (i) Liens on property or assets of Foreign Subsidiaries securing Indebtedness and other obligations of Foreign Subsidiaries otherwise permitted by this Agreement;

            (j) Liens on accounts receivable and related assets of the Company and its Subsidiaries securing a Securitization Transaction;

            (k) Liens on the Collateral not otherwise constituting Permitted Liens securing up to $200,000,000 of obligations in respect of surety bonds; PROVIDED that (i) such Liens are by their terms expressly subordinated to the Liens under the

Collateral Documents and (ii) the secured parties with respect to such Liens have no rights in respect of such Collateral unless the Obligations have been satisfied in full, in each case on terms satisfactory in all respects to the Required Lenders;

            (l) Liens on cash collateral securing the Senior Notes as, and to the extent, permitted by Section 2.12(c);

            (m) Liens on the related real and personal property incurred in connection with any Perryville Lease Facility;

            (n) Liens on the leased property and assets securing Financing Leases and Capitalized Leases, PROVIDED that the aggregate principal amount secured by all Liens permitted by this subsection (n) and subsections (a) and
(d) of this Section 6.02 shall not at any time exceed $10,000,000;

            (o) ERISA Liens and other Liens not securing Indebtedness so long as the aggregate amount secured by all Liens permitted by this subsection shall not at any time exceed $5,000,000; and

            (p) licenses, leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Company and its Subsidiaries taken as a whole.

            SECTION 6.03. INDEBTEDNESS. The Company shall not, and shall not permit any Subsidiary to, at any time create, incur, assume or suffer to exist or have outstanding any Indebtedness other than:

            (a) (i) Indebtedness of the Company and its Domestic Subsidiaries set forth on Schedule 3.07 and refinancings, replacements and renewals of any such Indebtedness (A) of Special Purpose Subsidiaries or (B) with a scheduled maturity prior to the Maturity Date and (ii) the Existing Foreign Sale-Leaseback Transactions and refinancings, replacements and renewals thereof, PROVIDED that in the case of any refinancing, replacement or renewal permitted by this subsection (a), the amount of such Indebtedness so refinanced, replaced or renewed shall not exceed the lesser of (x) the amount of such Indebtedness (plus any unused commitments) as of the date hereof or (y) the amount of such Indebtedness (plus any unused commitments) at the time of such refinancing, replacement or renewal,

            (b) Indebtedness between or among the Company and its Subsidiaries; PROVIDED that such Indebtedness is (i) subordinated pursuant to Acceptable Subordination Provisions and (ii) permitted by Section 6.04,

            (c) Foreign Debt in an aggregate principal amount not to exceed $100,000,000 outstanding at any time,

            (d)   the Obligations,

            (e)   Non-Recourse Project Debt,

            (f)   Indebtedness under a Securitization Transaction,

            (g) Indebtedness under the Perryville III Lease Facility and the Perryville I Lease Facility,

            (h) Indebtedness permitted under Sections 6.02(a), (d) and (n),

            (i) Indebtedness of (including Guarantees by) the Credit Parties under the Senior Notes,

            (j) (i) other Guarantees by a Credit Party of Indebtedness of the Company or a Wholly-Owned Domestic Subsidiary which is a Guarantor and (ii) Guarantees by Foreign Subsidiaries of Indebtedness of other Foreign Subsidiaries; PROVIDED in each case that the Guaranteed Indebtedness is otherwise permitted hereunder; and PROVIDED FURTHER that any such Guarantee of Subordinated Indebtedness is itself subordinated pursuant to Acceptable Subordination Provisions,

            (k) Indebtedness of the Company which (i) matures not less than one year after the Maturity Date, (ii) is subordinated to the Obligations pursuant to (A) subordination provisions no less favorable to the holders of senior Indebtedness than the subordination provisions of the Convertible Subordinated Notes or (B) such other subordination provisions as may be approved in writing by the Required Lenders (in either case, "ACCEPTABLE SUBORDINATION PROVISIONS") and (iii) is otherwise subject to terms and conditions customary for subordinated obligations of such nature; PROVIDED that the Net Cash Proceeds thereof are applied pursuant to, and to the extent required by, Section 2.12(b),

            (l) Guarantees by a Credit Party of the Convertible Subordinated Notes or of other Indebtedness of the Parent which, if it were incurred by the Company, would constitute Subordinated Indebtedness; PROVIDED that any such Guarantee shall be subordinated to the Obligations pursuant to Acceptable Subordination Provisions and the Net Cash Proceeds of any such Indebtedness shall be applied pursuant to, and to the extent required by, Section 2.12(b) as if such Indebtedness were incurred by, and all proceeds thereof were received by, the Company,

            (m) Indebtedness under Hedging Agreements permitted by Section 6.15, and

            (n) other Indebtedness not to exceed $5,000,000 in aggregate principal amount at any time outstanding.

           SECTION 6.04. LOANS, ADVANCES AND CERTAIN INVESTMENTS; ACQUISITIONS.
(a) The Company shall not, and shall not permit any Subsidiary to, at any time make or suffer to exist or remain outstanding any Investment in any Special Purpose Subsidiary other than Investments by the Company and its Subsidiaries in Special Purpose Subsidiaries made prior to the Effective Date and the Investments described on Schedule 6.04(a).

            (b) The Company shall not, and shall not permit any Domestic Subsidiary to, at any time make any Investment in any Foreign Subsidiary, other than:

            (i) Investments made prior to the Effective Date and outstanding on such date,

           (ii) Investments made in an aggregate amount not to exceed 50% of the aggregate amount of cash repatriated from Foreign Subsidiaries to the Company or any of its Domestic Subsidiaries on or after May 1, 2002 (whether in the form of dividends, advances, loans, management fees, licensing fees or similar arrangements); and

          (iii) Guarantees by the Company or a Domestic Subsidiary of performance or completion by a Foreign Subsidiary of obligations which do not constitute Indebtedness, so long as such Guarantees are given in their ordinary course of business consistent with past practice.

            (c) The Company shall not, and shall not permit any of its Subsidiaries to, make any Business Acquisition.

            (d) The Company shall not, and shall not permit any Subsidiary to, make any Investment in any Person, except for

            (i) Investments permitted by subsections (a) and (b) of this Section 6.04,

            (ii) Investments in Foreign Subsidiaries made by other Foreign Subsidiaries,

            (iii) Investments in the Company and its Domestic Subsidiaries,

            (iv) Temporary Cash Investments,

            (v) Investments in Persons other than the Parent or a Subsidiary of the Parent in the ordinary course of business and on a basis consistent with past practices,

            (vi) Investments in the Parent and Foreign Holdings to the extent permitted to be made as a Restricted Payment under Section 6.11,

            (vii) Investments contemplated by clause (d)(iii) of the definition of Net Cash Proceeds,

            (viii) Investments listed on Schedule 6.04(d) that were made prior to the Effective Date and outstanding on such date,

            (ix) Guarantees permitted by Section 6.03(l), and

            (x) unsecured Guarantees by the Company, Parent, Foreign Holdings or any Holdco in respect of Indebtedness permitted under Section 6.03(g) and otherwise in respect of the Perryville III Lease Facility and/or the Perryville I Lease Facility.

           SECTION 6.05. CHANGES IN BUSINESS. (a) The Company shall not, and shall not permit any other Borrower or any other Significant Subsidiary to, liquidate or dissolve itself (or suffer any liquidation or dissolution) (other than into the Company or any other Borrower or any other Significant Subsidiary).

            (b) Parent shall engage in no business activity other than holding Equity Interests in Foreign Holdings and activities reasonably incidental thereto and activities necessary to maintain its existence.

            (c) Foreign Holdings shall engage in no business activity other than holding the Equity Interests of the Company and activities reasonably incidental thereto and activities necessary to maintain its existence.

           SECTION 6.06. AMENDMENT OF CERTAIN DOCUMENTS. The Company shall not, and shall not permit any other Borrower or any other Significant Subsidiary to, modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate its certificate of incorporation or by-laws or any other constituent documents, in any manner which would materially and adversely affect the interests of any of the Lenders hereunder.

           SECTION 6.07. MERGERS; ASSET SALES. (a) The Company shall not, and shall not permit any other Borrower or any other of its Significant Subsidiaries to, merge or consolidate with any Person; PROVIDED, HOWEVER, that the Company or any other Borrower or any other Significant Subsidiary thereof may merge with another Person if (i) in the case of a merger involving the Company, the Company is the surviving corporation, (ii) in the case of a merger involving another Borrower, such Borrower is the surviving corporation, (iii) in the case of a merger involving a Significant Subsidiary, or other Subsidiary of the Company, the surviving corporation shall be a Subsidiary of the Company, and (iv) after giving effect to such merger, no Potential Default or Event of Default would then exist; and PROVIDED FURTHER that notwithstanding anything to the contrary in this Section 6.07, the Company may sell any of its other Subsidiaries to a third party by way of a merger transaction so long as such sale is otherwise permitted under this Agreement.

            (b) The Company shall not, and shall not permit any other Credit Party to, sell or otherwise dispose of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons.

            (c) Except for the Permitted CIT Sale, the Company shall not, and shall not permit any Subsidiary to, make any Asset Sale unless (i) the consideration therefor is not less than the fair market value of the related asset (as determined in good faith by a Responsible Officer of the Company),
(ii) the consideration therefor consists solely of cash or cash equivalents received at closing and (iii) before and after giving effect to such Asset Sale, no Event of Default would then exist; PROVIDED that if the condition specified in this clause (iii) would have been satisfied on the date the Company or a Subsidiary entered into a binding commitment to make an Asset Sale had such Asset Sale been consummated on the date of such commitment, and such Asset Sale is thereafter consummated pursuant to and in accordance with such commitment, such Asset Sale shall be permitted under this subsection (c) notwithstanding any Event of Default that may exist at the date of consummation of such Asset Sale.

           SECTION 6.08. ERISA OBLIGATIONS. The Company shall not, and shall not permit any of its Subsidiaries to, engage in a transaction in connection with which the Benefit Plans, the Company, any of its Subsidiaries or any entity which they have an obligation to indemnify could be subject to liability for either a civil penalty assessed pursuant to Section 502(i) or 502(1) of ERISA or a tax imposed by Section 4975 of the Code or any other material liability Plan or Benefit Plan, take any other action with respect to any such Pension Plan or Benefit Plan if such termination or other action could result in liability, or take any action or fail to take any action which could result in withdrawal liabilities under Title IV of ERISA or liability under Section 502(g) of ERISA or any analogous provision relating to Section 515 of ERISA; fail to make any payments on a timely basis which are required under applicable Law (including Section 412 of the Code) to be paid as contributions to Pension Plans; incur an accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any Pension Plan; amend any Pension Plan in a manner which would require the granting of a security interest to maintain the continued qualification of such Pension Plan under Section 401(a)(29) of the Code, if, in any case described herein, or together with any other event described herein, such action, failure to act, event or transaction would (i) result in an ERISA Lien not otherwise permitted under this Agreement or (ii) have a Material Adverse Effect.

           SECTION 6.09. SIGNIFICANT FOREIGN SUBSIDIARIES. The Company shall not permit any of its Significant Foreign Subsidiaries to create, assume or suffer to exist any Indebtedness the terms of which, prior to a payment default thereunder, would restrict dividends to be paid with respect to the consolidated net income of such Affiliate for any fiscal year by more than 40% of the consolidated net income of such Affiliate for such fiscal year. For purposes of this Section, "SIGNIFICANT FOREIGN SUBSIDIARIES" shall mean Foster Wheeler Limited (UK), Foster Wheeler France, S.A., Foster Wheeler Italiana, S.p.A., Foster Wheeler Iberia, S.A., Foster Wheeler Energia Oy and their respective successors and any other Foreign Subsidiary of the Company (other than a Special Purpose Subsidiary) having assets (determined on a consolidated basis with its own Subsidiaries, if any) in an amount greater than 1% of the consolidated assets of the Company and its Subsidiaries as of the end of the most recent fiscal year of the Company for which financial statements are available.

           SECTION 6.10. CERTAIN AGREEMENTS. (a) The Company will not become or be a party to any agreement or instrument relating to Indebtedness for borrowed money (other than (i) the Exit Funding Agreement, (ii) the Convertible Subordinated Notes, (iii) the Indenture between the Company (as successor to Foster Wheeler Corporation) and Harris Trust and Savings Bank, as Trustee, as in effect on the Effective Date (the "INDENTURE"), filed as an exhibit to the Company's (as successor to Foster Wheeler Corporation) Registration Statement on Form S-3 (registration no. 33-61809) and (iv) the other Debt Instruments identified in Schedule 3.07) which contains any covenant or event of default which could result in such Indebtedness becoming or being declared to be due and payable prior to its stated maturity (including by a requirement for purchase or prepayment) upon the occurrence of an event or condition which is not an event or condition the occurrence of which could cause the Loans to become or be declared to be (other than pursuant to Section 7.01(l) hereto) due and payable prior to their stated maturity, unless the Company shall make an "Amendment Offer" (as hereinafter defined); PROVIDED that this covenant shall not be violated by (i) an agreement to pay the principal of and interest on such Indebtedness in accordance with its terms or to provide to the holders of such Indebtedness or an agent or trustee for such holders any information which the Company is obligated to provide to the Lender or an Agent hereunder or (ii) any agreement or instrument relating to Indebtedness on account of a Financing Lease or secured by Purchase Money Security Interest, any covenant or event of default of which principally relates to the use, condition or disposition of the property financed or acquired or constructed with such Indebtedness. As used herein, an "Amendment Offer" is an effective offer by the Company to the Administrative Agent to amend this Agreement, which offer shall be made no later than ten days after the Company becoming party to an agreement or instrument referred to in the first sentence of this Section 6.10, to amend this Agreement (without deleting or overriding any term or provision of this Section 6.10) in a way that the first sentence of this Section would not otherwise be applicable to such agreement or instrument. The Administrative Agent, if so instructed by the Required Lenders, shall accept or decline such Amendment Offer within thirty days thereof, and a failure to so respond shall be deemed a declination of such Amendment Offer.

            (b) The Company shall not, and shall not suffer any other Credit Party to enter into or permit to exist any agreement that restricts the ability of any Wholly- Owned Domestic Subsidiary that is (or is required to become) a Guarantor (i) to pay dividends or other distributions, or to make or repay loans or advances, to the Company or, in the case of dividends, to any other Subsidiary owning capital stock of such Subsidiary or (ii) to grant Liens on its assets; PROVIDED that the foregoing shall not apply to:

            (i) customary restrictions and conditions contained in (x) any agreement relating to the sale of any such Wholly-Owned Domestic Subsidiary, or all or substantially all of its assets, pending such sale or
     (y) any agreement relating to secured Indebtedness permitted by this Agreement, if such restrictions or conditions apply only to such Wholly-Owned Domestic Subsidiary or to the property or assets securing such Indebtedness, as the case may be;

            (ii) customary provisions in leases and other contracts restricting the assignment thereof;

            (iii) restrictions and conditions existing with respect to any Person at the time it becomes such a Wholly-Owned Domestic Subsidiary and not created in contemplation of such Person becoming such a Wholly-Owned Domestic Subsidiary, which restrictions are not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person becoming such a Wholly-Owned Domestic Subsidiary;

            (iv) the Loan Documents and other existing agreements as in effect on the Effective Date and any amendments, modifications, renewals or supplements thereof so long as any such restrictions are no more restrictive in any material respect than those that exist on the Effective Date;

            (v) customary restrictions and conditions in connection with a Securitization Transaction or the Perryville Lease Facilities; PROVIDED that no such restrictions in connection with a Securitization Transaction shall restrict the pledge pursuant to the Collateral Documents of Equity Interests of any related Special Purpose Subsidiary; and

            (vi) restrictions arising under applicable law.

           SECTION 6.11. RESTRICTED PAYMENTS. The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any Restricted Payment; except that:

            (i) any wholly-owned Subsidiary may declare and make dividend payments or other distributions to, or repay Indebtedness owed to, the Company or to another wholly-owned Subsidiary;

            (ii) any non-wholly-owned Subsidiary may declare and make dividend payments or other distribution to its shareholders or other equity holders generally so long as the Company or its respective Subsidiary which owns the equity interest in the Subsidiary paying such dividends or other distributions receives at least its proportionate share thereof (based upon its relative holdings of the equity interest in the Subsidiary paying such dividends or other distributions and taking into account the relative preferences, if any, of the various classes of equity interest of such Subsidiary);

            (iii) the Company and any Subsidiary may declare and make dividend payments or other distributions, in each case, payable solely in its stock;

            (iv) the Company may declare or make cash Restricted Payments to Parent and/or Foreign Holdings to the extent (and only to the extent) necessary to enable Parent and/or Foreign Holdings to pay (A) their respective taxes, their respective operating expenses incurred in the ordinary course of business (including, without limitation, directors' fees and expenses, employee compensation, governmental fees (including all Securities and Exchange Commission filing fees), legal, accounting and other professional fees and expenses, indemnities and lease obligations but excluding dividend payments to shareholders of Parent) and similar corporate overhead costs and expenses and (B) regularly accruing interest payments on the Convertible Subordinated Notes and any other Subordinated Indebtedness that has been issued by the Parent (in each case, subject to the subordination provisions thereof);

            (v) any Credit Party may incur a Guarantee permitted under Section 6.03(l); and

            (vi) the Company may declare and make dividend payments to Parent to enable Parent to purchase, or the Company or a Subsidiary may purchase, shares of Parent's capital stock to deliver to directors as directors' fees in lieu of cash, PROVIDED that such purchases are made on a basis consistent with past practice and the aggregate amount paid for such shares does not exceed $400,000 in any fiscal year.

           SECTION 6.12. TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Company or any of its Subsidiaries, other than on terms and conditions substantially as favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate. Notwithstanding the foregoing, the provisions of this Section 6.12 shall not prohibit (i) Restricted Payments permitted under Section 6.11 hereof, (ii) loans and other advances that may from time to time be made to directors, officers and/or employees of the Company or any of its Subsidiaries in the ordinary course of business, (iii) customary fees paid to directors of the Company and its Subsidiaries, (iv) the entering into, and making payments under, employment agreements, employee benefit plans, indemnification provisions and other similar compensatory arrangements with directors, officers and/or employees of the Company and its Subsidiaries in the ordinary course of business, (v) Parent, Foreign Holdings, the Company and/or one or more Subsidiaries of the Company may enter into arrangements relating to the operation of the on-going administrative functions of Parent and its consolidated group (including, without limitation, tax, benefit plans, human resource functions, stock plans, payroll functions, and preservation of intellectual property rights and related intellectual property matters) and (vi) transactions between or among the Company and its Subsidiaries to the extent that such transactions are not otherwise prohibited by the terms of this Agreement.

           SECTION 6.13. CAPITAL EXPENDITURES. The Company shall not, and shall not permit any of its Subsidiaries (other than Special Purpose Subsidiaries) to, make any Capital Expenditures, except that during any fiscal year of the Company, the Company and its Subsidiaries (other than Special Purpose Subsidiaries) may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed $22,000,000 in fiscal year 2002, $25,000,000 in fiscal year 2003 or $30,000,000 in fiscal years 2004 and 2005;
PROVIDED that the Company and its Subsidiaries may make Capital Expenditures in excess of such amounts (i) to the extent financed by (A) the reinvestment of insurance and condemnation proceeds not otherwise required to be applied under
Section 2.12(b) or (B) the excess of the Retained Amount over the sum of (x) $100,000,000 plus (y) the aggregate amount of cash collateral posted in reliance on Section 6.02(g) and (ii) to the extent that Capital Expenditures in any fiscal year are less than the applicable amounts specified above, in which case an amount equal to the difference may be carried forward to increase the permitted amount of Capital Expenditures for the following fiscal year (but not the permitted amount used to determine whether there is a permitted carryforward to a subsequent fiscal year). "CAPITAL EXPENDITURES" shall mean any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which are capitalized in accordance with GAAP and Capitalized Lease Obligations).

           SECTION 6.14. LIMITATION ON MODIFICATIONS OF TERMS OF CERTAIN INDEBTEDNESS. The Company and Parent will not, and will not permit any of their Subsidiaries to amend or modify, or permit the amendment or modification of any instrument evidencing or governing any Subordinated Indebtedness, which is in the judgment of the Administrative Agent in any way adverse to the interests of the Lenders without the consent of the Required Lenders.

           SECTION 6.15. HEDGING AGREEMENTS. The Company will not, and will not permit any Subsidiary to, enter into any Hedging Agreement, other than Hedging Agreements existing on the Effective Date and other Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Company or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

           SECTION 6.16. BANK ACCOUNTS. (a) The aggregate cash balances in all bank accounts maintained by the Company and its Wholly-Owned Domestic Subsidiaries that are Credit Parties with any depositary institution which is not a Lender (or any Affiliate of a Lender) shall not at any time exceed $1,000,000; it being understood that such calculation shall not include (i) any cash collateral permitted to be pledged as collateral for other creditors under
Section 6.02 (including, but not limited to, a pledge in connection with a Securitization

Transaction) or (ii) any cash held in any dedicated bank accounts for a specific commercial contract (A) if such amounts are funded (x) by third party clients or
(y) by the Company or a Subsidiary for payroll purposes and (B) so long as no more than $5,000,000 in the aggregate is held in such dedicated bank accounts for more than ten consecutive Business Days, PROVIDED that any such amounts described in clauses (i) and (ii) shall be so pledged or held in the ordinary course of business.

            (b) The bank accounts established and maintained in jurisdictions outside the United States of America by the Company and its Wholly-Owned Domestic Subsidiaries that are Credit Parties from time to time with any depositary institution which is a Lender (or an Affiliate thereof) shall have cash balances only as is necessary or may otherwise be required from time to time in connection with the overseas operations of the Company and its Subsidiaries.



                                    ARTICLE 7
                                    DEFAULTS

           SECTION 7.01. EVENT OF DEFAULT. An Event of Default shall mean the occurrence or existence of one or more of the following events or conditions (for any reason, whether voluntary, involuntary or effected or required by Law):

            (a) The Borrowers shall fail to pay when due principal of any Loan or of any Letter of Credit Obligation.

            (b) The Borrowers shall fail to pay when due interest on any Loan, any fees, indemnity or expenses, or any other amount due hereunder or under any other Loan Document and such failure shall have continued for a period of two Business Days.

            (c) Any representation or warranty made or deemed made by the Company or any Subsidiary of the Company in or pursuant to any Loan Document or in any certificate delivered thereunder, or any statement made by the Company or any Subsidiary of the Company in any financial statement, certificate, report, exhibit or document furnished by the Company or any Subsidiary of the Company to any Agent or any Lender pursuant to or in connection with any Loan Document, shall prove to have been false or misleading in any material respect as of the time when made or deemed made (including by omission of material information necessary to make such representation, warranty or statement not misleading).

            (d) Any Borrower shall default in the performance or observance of any covenant contained in Article 6 hereof or any Borrower shall default in the observance of any covenant contained in Section 5.01(h) hereof.

            (e) Any Credit Party shall default in the performance or observance of any other covenant, agreement or duty under this Agreement or any other Loan Document and such default shall have continued for a period of 30 days after notice of such default from the Administrative Agent to the Company.

            (f) (i) Any Credit Party or any other Significant Subsidiary (other than a Special Purpose Subsidiary) of the Company shall fail to perform or observe any term, condition or covenant of any bond, note, debenture, loan or letter of credit agreement, indenture, guaranty, trust agreement, mortgage or any other instrument evidencing, governing or relating to Indebtedness to which any Credit Party or any such other Significant Subsidiary (other than a Special Purpose Subsidiary) is a party or by which it is bound, or by which any of its properties or assets may be affected (a "DEBT INSTRUMENT"), so that, as a result of any such failure to perform, the Indebtedness included therein or secured or covered thereby may at the time be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or (ii) any event or condition referred to in any Debt Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby may at such time be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or
(iii) any Credit Party or any other Significant Subsidiary of the Company (other than any Special Purpose Subsidiary) shall fail to pay any Indebtedness when due, pursuant to demand under any Debt Instrument or otherwise, subject to any applicable grace period or shall fail to make any payment required to be made under the Exit Funding Agreement when due; PROVIDED, HOWEVER, that the provisions of this Section 7.01(f) shall not be applicable to Indebtedness or any Debt Instrument or Debt Instruments which relate to or evidence Indebtedness which, on the date this Section 7.01(f) would otherwise be applicable thereto, is in the principal amount of less than $5,000,000 (or its equivalent in any foreign currencies) in the aggregate.

            (g) One or more judgments for the payment of money shall have been entered against any Credit Party or any other Significant Subsidiary (other than a Special Purpose Subsidiary or Tray, Inc.), which judgment or judgments exceed $5,000,000 (or its equivalent in any foreign currencies) in the aggregate (exclusive of amounts covered by a solvent and reputable insurance company which shall not have denied its responsibility therefor), and such judgment or judgments shall have remained unpaid, undischarged and unstayed for a period of 30 consecutive days.

            (h) One or more writs or warrants of attachment, garnishment, execution, distraint or similar process exceeding in value $5,000,000 (or its equivalent in any foreign currencies) in the aggregate (exclusive of amounts covered by a solvent and reputable insurance company which shall not have denied its responsibility therefor) shall have been issued against any Credit Party or any other Significant Subsidiary (other than a Special Purpose Subsidiary or Tray, Inc.) or any of their respective properties and shall have remained undischarged and unstayed for a period of 30 consecutive days.

            (i) Any material term or provision of this Agreement or any Guarantor's Guarantee of the Obligations shall cease to be in full force and effect, or any Credit Party shall, or shall purport to, terminate, repudiate, declare voidable or void or otherwise contest, any material term or provision hereof or any obligation or liability of the Credit Parties hereunder or thereunder.

            (j) (i) Any Pension Plan is terminated pursuant to Section 4041 or 4042 of ERISA and the benefit liabilities exceed the assets based upon the assumptions used by the PBGC on plan termination by an amount such that the termination of such Pension Plan would have a Material Adverse Effect; (ii) the Company or any of its Subsidiaries (or a member of their respective Controlled Group) incur a liability under Section 4062, 4063 or 4064 of ERISA for an amount that such liability would materially and adversely affect the financial condition of the Company and its Subsidiaries taken as a whole; or (iii) any other event or events shall occur with respect to any employee benefit plan whether or not subject to ERISA which individually or in the aggregate results in a Material Adverse Effect.

            (k) The obligations of the Company hereunder shall at any time cease to be (i) "Senior Debt" as defined in the Exit Funding Agreement or (ii) "Senior Debt" or "Designated Senior Debt" as defined in the Indenture for the Convertible Subordinated Notes.

            (l) A proceeding shall have been instituted in respect of any Credit Party or any other Significant Subsidiary (other than a Special Purpose Subsidiary or Tray, Inc.)

            (i) seeking to have an order for relief entered in respect of such Person, or seeking a declaration or entailing a finding that such Person is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to such Person, its assets or its debts under any Law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar Law now or hereafter in effect, or

           (ii) seeking appointment of a receiver, trustee, liquidator, assignee, sequestrator or other custodian for such Person or for all or any substantial part of its property and such proceeding shall result in the entry, making or grant of any such order for relief, declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of 30 consecutive days.

            (m) Any Credit Party or any other Significant Subsidiary (other than a Special Purpose Subsidiary or Tray, Inc.) shall voluntarily suspend transaction of its business; shall make a general assignment for the benefit of creditors; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in Section 7.01(l)(i) hereof, or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such order for relief, declaration, finding or relief described therein; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in Section 7.01(l)(ii) hereof, or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such appointment or to the taking of possession by any such custodian of all or any substantial part of its or his property; shall dissolve, wind-up, revoke or forfeit its charter (or other constituent documents) or liquidate itself or any substantial part of its property; or shall take any corporate or similar action in furtherance of any of the foregoing.

            (n)   A Change of Control shall occur.

            (o) Any Lien purported to be created under any Collateral Document shall cease to be, or shall be asserted by any Credit Party not to be, a valid and perfected Lien on any material portion of the Collateral, with the perfection and priority required by the applicable Collateral Document, except
(i) as a result of a sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other documents delivered to it under the Security Agreement.

           SECTION 7.02. CONSEQUENCES OF AN EVENT OF DEFAULT. (a) If an Event of Default specified in subsections (a) through (k) or subsections (n) or (o) of
Section 7.01 hereof, or in subsections (l) through (m) with respect to a Credit Party (other than a Borrower) or a Significant Subsidiary, shall occur and be continuing or shall exist, then, in addition to all other rights and remedies which any Agent or any Lender may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Lenders shall be under no further obligation to make Loans hereunder and the LC Issuer shall be under no further obligation to Issue Letters of Credit hereunder, and the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Company, from time to time do any or all of the following:

            (i) Declare the Commitments terminated, whereupon the Commitments will terminate and any fees hereunder shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.

            (ii) Declare the unpaid principal amount of the Loans, interest accrued thereon and all other Obligations to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue and demand the Company immediately to Cash Collateralize the full amount then available for drawing under any and all outstanding Letters of Credit.

            (b) If an Event of Default specified in subsection (1) or (m) of
Section 7.01 hereof shall occur or exist with respect to any Borrower, then, in addition to all other rights and remedies which any Agent or any Lender may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Commitments shall automatically terminate and the Lenders shall be under no further obligation to make Loans and the LC Issuer shall be under no further obligation to Issue Letters of Credit, and the unpaid principal amount of the Loans, interest accrued thereon and all other Obligations shall become immediately due and payable and each applicable Borrower shall immediately Cash Collateralize the full amount then available for drawing under all outstanding Letters of Credit, without presentment, demand, protest or notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.



                                    ARTICLE 8
                                   THE AGENTS

           SECTION 8.01. APPOINTMENT AND AUTHORIZATION. (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent and Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Agents shall not have any duties or responsibilities, except those expressly set forth herein or in any other Loan Document, nor shall the Agents have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agents. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

            (b) The LC Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the LC Issuer shall have all of the benefits and immunities (i) provided to the Agents pursuant to this Article 8 with respect to any acts taken or omissions suffered by the LC Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Agents" as used in this Article 8 and the term "Administrative Agent" in the definition of "Agent-Related Person" included the LC Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the LC Issuer.

           SECTION 8.02. DELEGATION OF DUTIES. Each Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agent or attorney-in- fact that it selects in the absence of gross negligence or willful misconduct.

           SECTION 8.03. LIABILITY OF AGENTS. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Credit Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.

           SECTION 8.04.  RELIANCE BY AGENTS.

            (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

            (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agents shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

           SECTION 8.05. NOTICE OF DEFAULT. No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to such Agent for the account of the Lenders, unless such Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Event of Default or Potential Default and stating that such notice is a "notice of default." Each Agent will notify the Lenders of its receipt of any such notice. Each Agent shall take such action with respect to such Event of Default or Potential Default as may be directed by the Required Lenders in accordance with Article 7; PROVIDED, HOWEVER, that unless and until such Agent has received any such direction, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Potential Default as it shall deem advisable or in the best interest of the Lenders.

           SECTION 8.06. CREDIT DECISION; DISCLOSURE OF INFORMATION BY AGENTS. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent- Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and Guarantors. Except for notices, reports and other documents expressly required to be furnished to the Lenders by each Agent herein, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

           SECTION 8.07. INDEMNIFICATION OF AGENTS. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Credit Party and without limiting the obligation of any Credit Party to do so), Pro Rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; PROVIDED, HOWEVER, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.07. Without limitation of the foregoing, each Lender shall reimburse any Agent upon demand for its ratable share of any costs or out-of- pocket expenses (including Attorney Costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section 8.07 shall survive termination of the Commitments, the payment of all other Obligations and the resignation of the Agents.

           SECTION 8.08. AGENTS IN THEIR INDIVIDUAL CAPACITY. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though Bank of America were not the Administrative Agent, Collateral Agent or the LC Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that each Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, Collateral Agent or the LC Issuer, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

           SECTION 8.09. SUCCESSOR AGENTS. Any Agent may resign upon 30 days' notice to the Lenders; PROVIDED that any such resignation by Bank of America shall also constitute its resignation as LC Issuer and Swingline Lender. If any Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Company at all times other than during the existence of an Event of Default or Potential Default (which consent of the Company shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of any Agent, the retiring Agent may appoint, after consulting with the Lenders and the Company, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Agent and the respective terms "Administrative Agent" and "Collateral Agent" shall mean such successor administrative agent and collateral agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 8 and Section
10.06 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

           SECTION 8.10. AGENTS MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, any Agent (irrespective of whether the principal of any Loan or LC Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether such Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise

            (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and such Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and such Agent and their respective agents and counsel and all other amounts due the Lenders and such Agent under Sections 2.09 and 10.06) allowed in such judicial proceeding; and

            (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to such Agent and, in the event that such Agent shall consent to the making of such payments directly to the Lenders, to pay to such Agent any amount due for the reasonable compensation, expenses, disbursements and advances of such Agent and its agents and counsel, and any other amounts due such Agent under Sections 2.09 and 10.06.

           Nothing contained herein shall be deemed to authorize any Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize any Agent to vote in respect of the claim of any Lender in any such proceeding.

           SECTION 8.11. COLLATERAL AND GUARANTY MATTERS. The Lenders irrevocably authorize the Collateral Agent, at its option and in its discretion,

            (a) to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject to Section 10.03, if approved, authorized or ratified in writing by the Required Lenders;

            (b) to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02; and

            (c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

           Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 8.11.

                                    ARTICLE 9
                                    GUARANTY

           SECTION 9.01. THE GUARANTY. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder to the Borrowers and in recognition of the direct benefits to be received by each Borrower and each Guarantor from the proceeds of the Loans and the Letters of Credit to any Borrower, each Guarantor hereby agrees with the Lenders as follows: each Guarantor hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations to the Creditors. If any or all of the Guaranteed Obligations to the Creditors becomes due and payable hereunder, each Guarantor unconditionally promises to pay such Guaranteed Obligations to the Creditors in the same currency in which such Guaranteed Obligations are denominated, or order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Creditors in collecting any of the Guaranteed Obligations.

           SECTION 9.02. BANKRUPTCY. Additionally, each Guarantor unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to the Creditors whether or not then due or payable by any Borrower upon the occurrence in respect of such Borrower of any of the events specified in Section 7.01(l) or 7.01(m), and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in the same currency in which such Guaranteed Obligations are denominated.

           SECTION 9.03. NATURE OF LIABILITY. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by such Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of any Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower, or (e) any payment made to the Administrative Agent or the other Creditors on the indebtedness which the Administrative Agent or such other Creditors repay any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding (the Guaranty shall be reinstated in the case of any such disgorgement), and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

           SECTION 9.04. INDEPENDENT OBLIGATION. The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or any Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or any Borrower and whether or not any other Guarantor or any Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to such Borrower shall operate to toll the statute of limitations as to each Guarantor.

           SECTION 9.05. AUTHORIZATION. Each Guarantor authorizes the Creditors without notice or demand (except as shall be required by applicable law and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

           (c) exercise or refrain from exercising any rights against any Borrower or others or otherwise act or refrain from acting;

           (d) release or substitute any one or more endorsers, guarantors, any Borrower or other obligors;

           (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Creditors;

            (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Creditors regardless of what liability or liabilities of such Borrower remain unpaid;

            (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

            (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of or defense to its liabilities under this Section 9.05.

           SECTION 9.06. RELIANCE. It is not necessary for the Creditors to inquire into the capacity or powers of any Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

           SECTION 9.07. SUBROGATION; CONTRIBUTION; SUBORDINATION. (a) Each Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrowers with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrowers in respect thereof.

            (b) Each Guarantor (a "CONTRIBUTING GUARANTOR") agrees that, in the event a payment shall be made by any other Guarantor under this Agreement or assets of any other Guarantor shall be sold pursuant to this Agreement to satisfy a claim against the Borrowers (such other Guarantor, the "CLAIMING GUARANTOR"), the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor as of March 31, 2002 (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.15 after such date, the date of the Subsidiary Guaranty Agreement Supplement executed and delivery by such Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors as of March 31, 2002 (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.15 after such date, the date of the Subsidiary Guaranty Agreement executed and delivered by such Guarantor). All rights of the Guarantors under this Section and any other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

           SECTION 9.08. WAIVER. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Creditors to (i) proceed against any Borrower or any other party, (ii) proceed against or exhaust any security held from any Borrower or any other party or
(iii) pursue any other remedy in the Administrative Agent's or any other Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of such Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of such Borrower other than payment in full of the Guaranteed Obligations. To the greatest extent permitted by law, the Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any other Creditors may have against any Borrower or any other party, or any security, without affecting or impairing in any way the liability of-any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Guarantor or any other party or any security.

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices (except as otherwise expressly provided for herein), including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which each Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

           SECTION 9.09. NATURE OF LIABILITY. It is the desire and intent of the Guarantors and the Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of any Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor shall be deemed to be reduced and such Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

           SECTION 9.10. JUDGMENTS BINDING. If claim is ever made upon any Creditor or any subsequent holder of a Note of any Borrower for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such payee with any such claimant, then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon each Guarantor, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any liability of such Borrower, and each Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.



                                   ARTICLE 10
                                  MISCELLANEOUS

           SECTION 10.01. HOLIDAYS. Whenever any payment or action to be made or taken hereunder or under any other Loan Document shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

           SECTION 10.02. RECORDS. The unpaid principal amount of the Loans owing to each Lender, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability, and the amounts of the Lenders' respective Commitments shall at all times be ascertained from the records of the Administrative Agent, which shall be conclusive absent manifest error.

           SECTION 10.03. AMENDMENTS AND WAIVERS; RELEASE OF COLLATERAL. (a) Neither this Agreement nor any other Loan Document may be amended, modified or supplemented except in accordance with the provisions of this Section. The Required Lenders and the Company (acting on behalf of the Credit Parties) may from time to time amend, modify or supplement the provisions of this Agreement or any other Loan Document (other than the Collateral Documents) for the purpose of amending, adding to, or waiving any provisions or changing in any manner the rights and duties of any Credit Party, any Agent, the LC Issuer or any Lender. Any such amendment, modification or supplement made by the Company (acting on behalf of the Credit Parties) and the Required Lenders, in accordance with the provisions of this Section shall be binding upon each Credit Party, each Lender, the LC Issuer and each Agent. The Agents shall enter into such amendments, modifications, supplements or waivers from time to time as directed by the Required Lenders, and only as so directed, PROVIDED that no such amendment, modification, waiver or supplement may be made which will:

            (i) Increase any Commitment over the amount thereof then in effect, or extend the scheduled expiration date of any Commitment, without the written consent of each Lender affected thereby (it being understood that any waiver of a mandatory reduction in Commitments pursuant to Section 2.12(B) may be approved by the Required Lenders);

           (ii) Reduce the principal amount of or extend the time for any scheduled payment of any Loan, or reduce the amount of or rate of interest (other than a waiver of any increase in the applicable rate of interest by reason of an Event of Default) or extend the time for scheduled payment of interest borne by any Loan or extend the time for payment of or reduce the amount of any fee or reduce or postpone the date for payment of any fees, expenses, indemnities or amounts payable under any Loan Document, without the written consent of each Lender affected thereby;

          (iii) Amend the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to take any action thereunder, or amend this Section 10.03, without the written consent of all the Lenders, or all the Lenders of such Class, as the case may be;

           (iv) Amend Section 10.13 or any provision of this Agreement that states a requirement for the consent of all the Lenders, without the written consent of all the Lenders;

           (v) Except as contemplated by Section 10.03(b), release any of the Borrowers or the Guarantors without the written consent of all the

           Lenders; PROVIDED that the Required Lenders may approve the release of Parent, Foreign Holdings or any Subsidiary that is not a Significant Subsidiary;

           (vi) Amend or waive any provision of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Credit Exposures of any Class differently than those holding Credit Exposures of any other Class (including, without limitation, except as set forth below, Section 2.12(c) hereof and
           Section 20(c) of the Security Agreement), without the written consent of Lenders having in the aggregate more than 50% of the aggregate amount of the Credit Exposures of each affected Class at such time, it being understood that the Required Lenders may agree to a reduction in the Net Cash Proceeds of a Prepayment Event required to be applied to reduce Credit Exposures pursuant to Section 2.12(b) so long as any Net Cash Proceeds to be so applied are applied in accordance with Section 2.12(c);

           (vii) Amend or waive any of the provisions of Article 8 hereof, or impose additional duties upon any Agent or otherwise adversely affect the rights, interests or obligations of any Agent, without the written consent of such Agent; or

           (viii) Amend or waive any of the provisions of Section 2.04 hereof or the Letters of Credit Related Documents, or impose additional duties upon the LC Issuer or otherwise adversely affect the rights, interests or obligations of the LC Issuer, without the written consent of the LC Issuer, and PROVIDED FURTHER that Transfer Supplements may be entered into in the manner provided in Section 10.14 hereof. Any such amendment, modification or supplement must be in writing and shall be effective only to the extent set forth in such writing. Any Event of Default or Potential Default waived or consented to in any such amendment, modification or supplement shall be deemed to be cured and not continuing to the extent and for the period set forth in such waiver or consent, but no such waiver or consent shall extend to any other or subsequent Event of Default or Potential Default or impair any right consequent thereto.

            (b) Any provision of the Collateral Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company (acting on behalf of the Credit Parties) and Collateral Agent with the consent of the Required Lenders and otherwise in accordance with the terms of the Collateral Documents, PROVIDED that no such amendment or waiver shall, unless consented to by all the Lenders, effect or permit a release of all or substantially all of the Collateral. Notwithstanding the foregoing, Guarantees shall be terminated and Collateral (but not the proceeds thereof) shall be released from the Lien of the Collateral Documents from time to time as necessary to effect (i) any sale of assets, including the sale of a Guarantor,
(ii) any Perryville Lease Facility or (iii) any Securitization Transaction, in each case so long as the same is permitted by the Loan Documents and the Collateral Agent shall execute and deliver all release documents and other ancillary or related documents reasonably requested to evidence such release or otherwise effectuate such transactions. The Collateral Agent may conclusively rely on a certificate of the Company as to whether any such release is permitted hereunder.

            (c) (i) Upon the request of the Company and notwithstanding anything to the contrary contained in the Security Agreement, the Collateral Agent shall release to the Company any amounts held as cash collateral held under the Previous Credit Agreement at the Effective Date; PROVIDED that (A) the Company shall have delivered two Business Days' prior written notice of such release to the Collateral Agent and (B) the Company shall have certified that such cash collateral is to be used in connection with the Company's and/or its Subsidiaries' operations. The Collateral Agent may conclusively rely on a certificate of the Company as to the matters described in clause (B) above.

            (ii) To the extent that any such cash collateral has not previously been released, on the 91st day following the Effective Date (or on the next succeeding Business Day, if such 91st day is not a Business Day), so long as no Potential Default or Event of Default shall at the time have occurred and be continuing, the Collateral Agent shall release to the Company the remainder of such cash collateral. The Collateral Agent may conclusively rely on a certificate of the Company as to whether any such release is permitted hereunder.

            (iii) The parties hereto acknowledge that any such release of cash collateral is intended (A) to the extent such release occurs on the Effective Date, to be a contemporaneous exchange for new value given to the Credit Parties and (B) to the extent such release occurs thereafter, to be a grant of new value to or for the benefit of the Credit Parties.

           SECTION 10.04. NO IMPLIED WAIVER; CUMULATIVE REMEDIES. No course of dealing and no delay or failure of any Agent or any Lender in exercising any right, power or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Agents and the Lenders under this Agreement and any other Loan Document are cumulative and not exclusive of any rights or remedies which any Agent or any Lender would otherwise have hereunder or thereunder, at law, in equity or otherwise.

           SECTION 10.05. NOTICES. (a) GENERAL. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

            (i) if to the Company or any other Borrower, Parent, Foreign Holdings or any Holdco, the Administrative Agent, the Collateral Agent, the LC Issuer or the Swingline Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on
       Schedule 10.05 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

            (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Company, each Agent, the LC Issuer, the Term Lender and the Swingline Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and
(ii)(A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; PROVIDED, HOWEVER, that notices and other communications to each Agent, the LC Issuer and the Swingline Lender pursuant to Article 2 shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

            (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all

Credit Parties, the Agents and the Lenders. Any Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; PROVIDED, HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

            (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Section 5.01 and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

            (d) RELIANCE BY ADMINISTRATIVE AGENT AND LENDERS. Each Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Borrower shall indemnify each Agent-Related Person and each Lender from all losses and liabilities, and all reasonable costs and expenses, resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Borrower. All telephonic notices to and other communications with any Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.

            (e) Each Agent and each Lender may rely on any notice (whether or not such notice is made in a manner permitted or required by this Agreement or any Loan Document) purportedly made by or on behalf of the Company (including acting on behalf of any Borrower) and any other Borrower, and neither Agent nor any Lender shall have any duty to verify the identity or authority of any Person giving such notice.

           SECTION 10.06. EXPENSES; TAXES; INDEMNITY. (a) Each Borrower agrees
(i) to pay or reimburse each Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby (including the custody, preservation, use, operation or sale of any of the Collateral) including all Attorney Costs, and (ii) to pay or reimburse each Agent and each Lender for all reasonable costs and expenses incurred in connection with any failure by any Credit Party to perform or observe any of the provisions of any Loan Document or the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents

(including the collection from or other realization upon any of the Collateral and all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other reasonable out-of-pocket expenses incurred by each Agent and the cost of independent public accountants and other outside experts retained by such Agent. All amounts due under this Section 10.06 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the termination of the Commitments and repayment of all other Obligations.

            (b) Whether or not the transactions contemplated hereby are consummated, the Borrowers shall indemnify and hold harmless each Agent- Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the LC Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Company, any Subsidiary or any other Credit Party, or any Environmental Liability related in any way to the Company, any Subsidiary or any other Credit Party, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all of the foregoing, collectively, the "INDEMNIFIED LIABILITIES"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Effective Date). All amounts due under this Section 10.06 shall be payable within ten Business Days after demand therefor. The agreements in this Section 10.06 shall survive the resignation of any Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

           SECTION 10.07. SEVERABILITY. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

           SECTION 10.08. PRIOR UNDERSTANDINGS. This Agreement and the other Loan Documents supersede all prior and contemporaneous understandings and agreements other than with regard to any upfront fees, whether written or oral, among the parties hereto relating to the transactions provided for herein and therein.

           SECTION 10.09. DURATION; SURVIVAL. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Event of Default at the time of any credit extension hereunder, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. All covenants and agreements of the Credit Parties contained herein or in any other Loan Document shall continue in full force and effect from and after the date hereof so long as any Borrower may borrow hereunder or request the Issuances of Letters of Credit and until payment in full of all Obligations other than indemnity obligations not yet due and payable. Without limitation, all obligations of each Borrower hereunder or under any other Loan Document to make payments to or indemnify each Agent or any Lender shall survive the payment in full of all other obligations, termination of such Borrower's right to borrow hereunder, and all other events and conditions whatever. In addition, all obligations of each Lender to make payments to or indemnify the Agents shall survive the payment in full by the Borrowers of all Obligations, termination of each Borrower's right to borrow hereunder, and all other events or conditions whatever.

           SECTION 10.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

           SECTION 10.11. LIMITATION ON PAYMENTS. The parties hereto intend to conform to all applicable Laws in effect from time to time limiting the maximum rate of interest that may be charged or collected. Accordingly, notwithstanding any other provision hereof or of any other Loan Document, no Borrower shall be required to make any payment to or for the account of any Lender, and each Lender shall refund any payment made by such Borrower, to the extent that such requirement or such failure to refund would violate or conflict with nonwaivable provisions of applicable Laws limiting the maximum amount of interest which may be charged or collected by such Lender.

           SECTION 10.12. SET-OFF. Each Credit Party hereby agrees that, to the fullest extent permitted by law, if any Obligation of any Credit Party shall be due and payable (by acceleration or otherwise), each Lender and the LC Issuer shall have the right, without notice to the Company, such other Credit Party or any other Person, to set-off against and to appropriate and apply to the Obligation any indebtedness, liability or obligation of any nature owing to such Credit Party by such Lender or the LC Issuer, including, without limitation, all deposits (whether time or demand, general or special, provisionally credited or finally credited, whether or not evidenced by a certificate of deposit and in whatever currency denominated) now or hereafter maintained by such Credit Party with such Lender or the LC Issuer, as the case may be. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not such Lender or the LC Issuer or any other Person shall have given notice or made any demand to the Company, such other Credit Party or any other Person, whether such indebtedness, obligation or liability owed to such Credit Party is contingent, absolute, matured or unmatured (it being agreed that such Lender or the LC Issuer may deem such indebtedness, obligation or liability to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to any Lender or the LC Issuer or any other Person. Each Credit Party hereby agrees that, to the fullest extent permitted by law, any Participant and any branch, subsidiary or affiliate of any Lender or any Participant shall have the same rights of set-off as a Lender as provided in this Section 10.12 (regardless of whether such Participant, branch, subsidiary or affiliate would otherwise be deemed in privity with or a direct creditor of any Borrower). The rights provided by this Section are in addition to all other rights of set-off and banker's lien and all other rights and remedies which any Lender (or any such Participant, branch, subsidiary or affiliate) may otherwise have under this Agreement, any other Loan Document, at law or in equity, or otherwise, and nothing in this Agreement or any Loan Document shall be deemed a waiver or prohibition of or restriction on the rights of set-off or bankers' lien of any such Person.

           SECTION 10.13. SHARING OF COLLECTIONS. The Lenders hereby agree among themselves that if any Lender shall receive (by voluntary payment, realization upon security, set-off or from any other source) any amount on account of the Loans, interest thereon, or any other Obligation contemplated by this Agreement or the other Loan Documents to be made by any Borrower pro rata to all Lenders of any Class in greater proportion than any such amount received by any other Lender of such Class, then the Lender receiving such proportionately greater payment shall notify each other such Lender and the Agents of such receipt, and equitable adjustment will be made in the manner stated in this Section so that, in effect, all such excess amounts will be shared ratably among all of the Lenders of such Class. The Lender receiving such excess amount shall purchase (which it shall be deemed to have done simultaneously upon the receipt of such excess amount) for cash from the other Lenders of such Class, a participation in the applicable Obligations owed to such other Lenders in such amount as shall result in a ratable sharing by all Lenders of such Class, of such excess amount (and to such extent the receiving Lender shall be a Participant). If all or any portion of such excess amount is thereafter recovered from the Lender making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law to be paid by the Lender making such purchase. Each Borrower hereby consents to and confirms the foregoing arrangements. Each Participant shall be bound by this Section as fully as if it were a Lender hereunder.

           SECTION 10.14. SUCCESSORS AND ASSIGNS; PARTICIPATIONS; ASSIGNMENTS.
(a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each Borrower, the LC Issuer, the Lenders, all future holders of the Notes, each Agent and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights hereunder or interests herein without the prior written consent of all the Lenders and each Agent, and any purported assignment without such consent shall be void.

            (b) PARTICIPATIONS. Any Lender may, in accordance with applicable Law and without the consent of any Credit Party, at any time sell participations to one or more commercial banks or other Persons (each a "PARTICIPANT") in all or a portion of its rights and/or obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it and any Note held by it); PROVIDED that:

            (i) any such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged,

           (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,

          (iii) the parties hereto shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

           (iv) such Participant shall be bound by the provisions of Sections
           10.13 and 10.16 hereof, and the Lender selling such participation shall obtain from such Participant a written confirmation of its agreement to be so bound,

            (v) no Participant (unless such Participant is an affiliate of such Lender, or is itself a Lender) shall be entitled to require such Lender to take or refrain from taking action under this Agreement or under any other. Loan Document, except that such Lender may agree with such Participant that such Lender will not, without such Participant's consent, take action of the type described in subsections (i), (ii), (iii) or (iv) of Section 10.03(A) hereof to the extent relating to such Participant's participation; notwithstanding the foregoing, in no event shall any participation by any Lender have the effect of releasing such Lenders from its obligations hereunder, and

           (vi)   no Participant shall be an Affiliate of any Credit Party.

           Each Borrower agrees that any such Participant shall be entitled to the benefits of Sections 2.14, 2.16 and 10.06 with respect to its participation in the Commitments and the Loans outstanding from time to time but only to the extent such Participant sustains such losses; PROVIDED that no such Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such transfer occurred and nothing in this Section shall relieve such transferor Lender from its obligations under Section 2.17 hereof.

            (c) ASSIGNMENTS. Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable Law, at any time assign all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or any portion of its Commitments and Loans owing to it and any Note held by it) to any Eligible Assignee (each a "PURCHASING LENDER"); PROVIDED that

            (i) any such assignment to a Purchasing Lender which is not a Lender shall be made only with the consent of the Company (PROVIDED that such consent of the Company shall not be required upon the occurrence and during the continuance of an Event of Default) and each Agent, which consents shall not be unreasonably withheld (it being understood that the consent of the Administrative Agent shall be deemed to have been reasonably withheld if any proposed assignee does not have (A) a satisfactory credit relationship with the Administrative Agent and (B) a demonstrated availability to absorb the Credit Exposure after giving effect to the proposed assignment, unless such a proposed assignee which does not satisfy the criteria set forth in clauses (A) and/or (B) provides the Administrative Agent a standby letter of credit issued by a bank acceptable to the Administrative Agent in an amount equal to the proposed assignee's Letter of Credit Commitment after giving effect to the proposed assignment and substantially in the form of Exhibit J),

           (ii) if a Lender makes such an assignment of less than all of its then remaining rights and obligations under this Agreement and the other Loan Documents, such transferor Lender shall retain, after such assignment, a minimum principal amount of $2,500,000 of the Commitments and Loans then outstanding, and such assignment shall be in a minimum aggregate principal amount of $2,500,000 of the Commitments and Loans then outstanding,

            (iii) each such assignment shall be of a constant, and not a varying, percentage of the assigned Commitment and/or Loans of the transferor Lender and of all of the transferor Lender's rights and obligations under this Agreement and the other Loan Documents, and

            (iv) each such assignment shall be made pursuant to a Transfer Supplement in substantially the form of Exhibit D, duly completed (a "TRANSFER SUPPLEMENT").

           In order to effect any such assignment, the transferor Lender and the Purchasing Lender shall execute and deliver to the Administrative Agent a duly completed Transfer Supplement (including the consents required by clause (i) of the preceding sentence) with respect to such assignment, together with any Note or Notes subject to such assignment (the "TRANSFEROR LENDER NOTES") and a processing and recording fee of $3,500; and, upon receipt thereof, the Administrative Agent shall accept such Transfer Supplement. Upon receipt of the Purchase Price Receipt Notice pursuant to such Transfer Supplement, the Administrative Agent shall record such acceptance in the Register. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Transfer Supplement:

            (x) the Purchasing Lender shall be a party hereto and, to the extent provided in such Transfer Supplement, shall have the rights and obligations of a Lender hereunder, and

            (y) the transferor Lender thereunder shall be released from its obligations under this Agreement to the extent so transferred (and, in the case of an Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party to this Agreement) from and after the Transfer Effective Date.

           To the extent requested by the Purchasing Lender, on or prior to the Transfer Effective Date specified in an Transfer Supplement, the Borrowers, at their expense, shall execute and deliver to the Administrative Agent (for delivery to the Purchasing Lender) new Notes evidencing such Purchasing Lender's assigned Commitments or Loans and (for delivery to the transferor Lender) replacement Notes in the principal amount of the Loans or Commitments retained by the transferor Lender (such Notes to be in exchange for, but not in payment of, those Notes then held by such transferor Lender). Each such Note shall be dated the date and be substantially in the form of the predecessor Note. The Administrative Agent shall mark the predecessor Notes, if any, "exchanged" and deliver them to the Company. Accrued interest and accrued fees shall be paid to the Purchasing Lender at the same time or times provided in the predecessor Notes and this Agreement.

           A transfer by a Lender of its rights under this Agreement from one of such Lender's branches to another of its branches shall not be considered to be an assignment for the purposes of this Section 10.14 and shall be permitted without the consent of any Borrower or of the Agents, PROVIDED that to the extent such transfer would, at the time of such transfer, result in increased costs under Section 2.14 or 2.16 from those being charged by the transferring branch, the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be, jointly and severally, obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

The foregoing proviso shall also apply to such transfer from a Lender to another Lender or any affiliate thereof or of an affiliate of such transferor Lender or to a Person which will become a Lender.

            (d) REGISTER. The Administrative Agent shall maintain at its office a copy of each Transfer Supplement delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive absent manifest error and the Borrowers, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (e) FINANCIAL AND OTHER INFORMATION. The Company authorizes each Agent and each Lender to disclose to any Participant or Purchasing Lender (each, a "TRANSFEREE ") and any prospective transferee any and all financial and other information in such Person's possession concerning the Company and its Subsidiaries and Affiliates which has been or may be delivered to such Person by or on behalf of the Company in connection with this Agreement or any other Loan Document or such Person's credit evaluation of the Company and its Subsidiaries and Affiliates; subject, however, to the provisions of Section 10.16 hereof.

            (f) Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Company, the option to provide to any Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to such Borrower pursuant to this Agreement; PROVIDED that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) no SPC or Granting Lender shall be entitled to receive any greater amount pursuant to Section 2.14 or 2.16 than the Granting Lender would have been entitled to receive had the Granting Lender not otherwise granted such SPC the option to provide any Loan to any Borrower. The making of any Revolving Credit Loan by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any obligation of any kind with respect to this Agreement under any circumstances whatsoever, including, without limitation, whether or not the related Granting Lender makes such payment. The foregoing shall not release the Granting Lender from any obligation hereunder; and the Granting Lender's liability shall be determined as if no grant to an SPC had been made by it. Each party hereto hereby acknowledges and agrees that no SPC shall have any voting rights hereunder and that the voting rights attributable to any extensions of credit made by an SPC shall be exercised only by the relevant Granting Lender. Each Granting Lender shall serve as the administrative agent and attorney-in-fact for its SPC and shall on behalf of its SPC: (i) receive any and all payments made for the benefit of such SPC and (ii) give and receive all communications and notices and take all actions hereunder to the extent, if any, such SPC shall have any rights hereunder. To the extent an SPC shall have the right to receive or give any such notice or take any such action in writing, it shall be signed by its Granting Lender as administrative agent and attorney-in-fact for such SPC and need not be signed by such SPC on its own behalf. The Borrowers, the Guarantors, the Administrative Agent and the Lenders may rely thereon without any requirement that the SPC sign or acknowledge the same. In addition, notwithstanding anything to the contrary contained in this Section 10.14, any SPC may (i) with notice to, but without the prior written consent of, the Company or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider or a surety, guarantee or credit or liquidity enhancement to such SPC. In the event that an SPC extends a Loan to any Borrower as contemplated above, such Borrower shall repay such Loan to the SPC through the Administrative Agent in full on the maturity date thereof, notwithstanding any provision for repayments being affected on a basis of re-borrowings. The foregoing shall not release the Granting Lender from any obligation hereunder, the Granting Lender's liability to be determined as if no grant to an SPC had been made by it.

           Each party hereto agrees that until the 369th day following the maturity of the last maturing commercial paper note issued or to be issued by an SPC, it will not institute, or join with others in instituting, against the SPC any involuntary bankruptcy or insolvency proceeding under any applicable bankruptcy reorganization, insolvency or similar law, as now or hereafter in effect.

           In the event that an SPC makes a Loan hereunder, the applicable Borrower shall repay the full amount of such Loan to the SPC through the Administrative Agent on the maturity date thereof, notwithstanding any provision contained in this Agreement with respect to netting of amounts payable by such Borrower against amounts being borrowed by such Borrower on the same day, and each Borrower shall be jointly and severally obligated to repay such Loan.

            SECTION 10.15. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (a) GOVERNING LAW. THIS AGREEMENT AND ALL OTHER LOAN
DOCUMENTS (EXCEPT TO THE EXTENT, IF ANY, OTHERWISE EXPRESSLY STATED IN SUCH OTHER LOAN DOCUMENTS) SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

            (b)   CERTAIN WAIVERS. EACH BORROWER AND GUARANTOR
HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (i) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY, "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE CITY AND COUNTY OF NEW YORK, NEW YORK, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

           (ii) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH BORROWER OR GUARANTOR;

           (iii)  CONSENTS AND AGREES TO SERVICE OF ANY
           SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE COMPANY AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 10.05 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL

           CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE
           SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY
           OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER
           MANNER PERMITTED BY LAW); AND

           (iv) WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

           SECTION 10.16. CONFIDENTIALITY. Except as may be required by Law, each Lender and each Agent covenants and agrees to use its best efforts not to permit any data or information relating to the Company or any of its Subsidiaries or the business of the Company or any of its Subsidiaries (other than any data or information which is otherwise publicly available or which is received by any such party in a capacity in which such party is not bound by any restriction of a nature similar to that imposed by this Section 10.16), which data or information such Lender or any Agent possesses due to such party's relation to the transactions contemplated by the Loan Documents, to be out of such party's possession or the contents thereof to be divulged to any other Person; PROVIDED, HOWEVER, that such data or information may be disclosed on a confidential basis to the lawyers or accountants of such Lender or any Agent and to any Person empowered by Law to examine the records of any such Person and to any potential participant in, or assignee or transferee of, its rights under any Loan Documents which potential participant, assignee or transferee shall have, in each case, agreed with such party to comply with the terms of this Section 10.16.

           SECTION 10.17. JUDGEMENT CURRENCY. (a) Each Borrower's and Guarantor's obligation hereunder and under the other Loan Documents to make payments in Dollars or any other currency (the "OBLIGATION CURRENCY") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the LC Issuer or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the LC Issuer or such Lender under this Agreement or the other Loan Documents. If for the purpose of obtaining or enforcing judgment against any Borrower or Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE").

            (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Borrower and Guarantor covenants and agrees, jointly and severally, to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

            (c) For purposes of determining any rate of exchange for this
Section 10.17, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

           SECTION 10.18. ENTIRE AGREEMENT; CONSTRUCTION. This Agreement and the other Loan Documents, taken together, constitute and contain the entire agreement among the Borrowers, the Lenders and Administrative Agent and supercede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof. To the extent of any inconsistency between this Agreement and any other Loan Document, the terms and conditions contained in this Agreement shall govern.

           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.


ATTEST:                                   FOSTER WHEELER LLC, as a Borrower
                                          and Guarantor
                                          By: Foreign Holdings Ltd.,
                                                 its sole member


By /S/ STEVEN I. WEINSTEIN                By /S/ ROBERT D. ISEMAN
  ----------------------------------        -----------------------------------
    Title: Vice President                     Title: Vice President
                                                      and Treasurer


                                          FOSTER WHEELER USA
                                          CORPORATION, as a Borrower


                                          By /S/ ROBERT D. ISEMAN
                                            -----------------------------------
                                          Title: Authorized Person



                                          FOSTER WHEELER POWER GROUP,
                                          INC. (formerly known as FOSTER
                                          WHEELER ENERGY INTERNATIONAL,
                                          INC.), as a Borrower


                                          By /S/ ROBERT D. ISEMAN
                                            -----------------------------------
                                          Title: Treasurer



                                          FOSTER WHEELER ENERGY
                                          CORPORATION, as a Borrower


                                          By /S/ ROBERT D. ISEMAN
                                            -----------------------------------
                                          Title: Authorized Person

                                          FOSTER WHEELER INC. (formerly known
                                          as FOSTER WHEELER US HOLDINGS,
                                          INC.), as a Guarantor


                                          By /S/ ROBERT D. ISEMAN
                                            -----------------------------------
                                          Title: Vice President & Treasurer



                                          FOSTER WHEELER INTERNATIONAL
                                          HOLDINGS, INC., as a Guarantor


                                          By /S/ ROBERT D. ISEMAN
                                            -----------------------------------
                                          Title: Vice President & Treasurer



                                          FOREIGN HOLDINGS LTD., as a
                                          Guarantor


                                          By /S/ ROBERT D. ISEMAN
                                            -----------------------------------
                                          Title: Treasurer



                                          FOSTER WHEELER LTD., as a Guarantor


                                          By /S/ ROBERT D. ISEMAN
                                            -----------------------------------
                                          Title: Vice President & Treasurer

                                         BANK OF AMERICA, N.A., individually
                                         and as Administrative Agent, Collateral
                                         Agent, LC Issuer and Swingline Lender


                                         By /S/ F. A. ZAGAR
                                           ------------------------------------
                                         Title: Managing Director



                                         WACHOVIA BANK, NATIONAL
                                         ASSOCIATION


                                         By /S/ CHRISTOPHER TIERNEY
                                           ------------------------------------
                                         Title: Senior Vice President



                                         ABN AMRO BANK N.V.


                                         By /S/ STEVEN C. WIMPENNY
                                           ------------------------------------
                                         Title: Group Senior Vice President


                                         By /S/ PARKER H. DOUGLAS
                                           ------------------------------------
                                         Title: Group Vice President



                                         TORONTO DOMINION (TEXAS), INC.


                                         By /S/ ANN S. SLANIS
                                           ------------------------------------
                                         Title: Vice President

                                         NATIONAL WESTMINSTER BANK PLC,
                                         NEW YORK BRANCH


                                         By /S/ CHARLES GREER
                                           ------------------------------------
                                             Title: Senior Vice President



                                         NATIONAL WESTMINSTER BANK PLC,
                                         NASSAU BRANCH


                                         By /S/ CHARLES GREER
                                           ------------------------------------
                                             Title: Senior Vice President



                                         THE BANK OF NOVA SCOTIA


                                         By /S/ BRIAN S. ALLEN
                                           ------------------------------------
                                             Title: Managing Director



                                         MERRILL LYNCH, PIERCE, FENNER &
                                         SMITH INCORPORATED


                                         By /S/ GRAHAM GOLDSMITH
                                           ------------------------------------
                                         Title: Managing Director



                                         SALOMON BROTHERS HOLDING
                                         COMPANY INC.


                                         By /S/ NEYDA DARIAS
                                           ------------------------------------
                                         Title: Assistant Vice President

                                         DEUTSCHE BANK AG NEW YORK
                                         BRANCH AND/OR CAYMAN ISLANDS
                                         BRANCH


                                         By /S/ PATRICK DOWLING
                                           ------------------------------------
                                             Title: Vice President


                                         By /S/ GREGORY SHEFRIN
                                           ------------------------------------
                                             Title: Director



                                         BNP PARIBAS (successor by merger
                                                 to Paribas)


                                         By /S/ BARRY LIU
                                           ------------------------------------
                                             Title: Vice President


                                         By /S/ GINA CLEMENTE
                                           ------------------------------------
                                             Title: Managing Director



                                         PNC BANK, NATIONAL ASSOCIATION


                                         By /S/ DENNIS F. LENNON
                                           ------------------------------------
                                         Title: Vice President



                                         SOCIETE GENERALE, NEW YORK
                                         BRANCH


                                         By /S/ GORDON R. EADON
                                           ------------------------------------
                                         Title: Director

                                         WELLINGTON PARTNERS LIMITED
                                         PARTNERSHIP
                                         By:     Citadel Limited Partnership,
                                                 its Portfolio Manager
                                         By:     GLB Partners, L.P.,
                                                    its General Partner
                                         By:     Citadel Investment Group,
                                                    L.L.C., its General Partner


                                         By /S/ BRAD COURI
                                           ------------------------------------
                                             Title: Senior Managing Director



                                         LIBERTYVIEW FUND LLC


                                         By /S/ STEVEN S. ROGERS
                                           ------------------------------------
                                             Title: Authorized Signatory